UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3725

Fidelity California Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

 (Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2016

Item 1.

Reports to Stockholders

Fidelity Advisor® California Municipal Income Fund - Class I (formerly Institutional Class) Annual Report February 29, 2016 Class I is a class of Fidelity® California Municipal Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Class I	3.91%	6.34%	4.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® California Municipal Income Fund - Class I on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$15,834	Fidelity Advisor® California Municipal Income Fund - Class I
$15,917	Barclays® Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a solid gain for the 12 months ending February 29, 2016, driven by strong demand and moderate supply. The Barclays® Municipal Bond Index advanced 3.95% for the year, with nearly all of the rise coming in the second half of the period. Earlier in the year, the muni market faced a volatile stretch from April through June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Portfolio Manager Jamie Pagliocco:  For the year, the fund's share classes (excluding sales charges, if applicable) posted modest gains and most slightly trailed, net of fees, the 4.04% advance of the Barclays® California Enhanced Municipal Bond Index. I sought to generate attractive tax-exempt income for the fund and protect shareholder capital, evaluating bonds based on both their yields and potential for price appreciation. Given the small differential between the fund’s performance and that of the benchmark, net of fees, the influence of various wins and losses was minor. No major variation stemmed from sector allocation, yield-curve positioning or credit-quality allocation. That said, the fund’s overweighting in premium bonds rated A or lower hurt slightly. Securities structured in the manner lagged the benchmark because they fell out of favor during a period when investors increasingly worried that some premium bonds would be called (redeemed) by their issuers at par value, rather than the premium price at which the bonds were trading at the time. I believe investors also were a bit wary of lower-quality investment-grade bonds, given uncertainty related to interest rates and the economy. In contrast, the fund’s overweighting in zero-coupon bonds helped performance versus the benchmark. Their strong performance stemmed from their higher yields – a lure for investors given the low-rate environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Sectors as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	43.8	46.8
Escrowed/Pre-Refunded	11.1	10.6
Special Tax	10.4	10.2
Health Care	9.5	9.8
Transportation	8.2	7.7

Weighted Average Maturity as of February 29, 2016

6 months ago
Years	6.2	6.2

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of February 29, 2016

6 months ago
Years	6.1	6.5

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of February 29, 2016
AAA	4.5%
AA,A	81.4%
BBB	6.2%
BB and Below	0.2%
Not Rated	2.8%
Short-Term Investments and Net Other Assets	4.9%

As of August 31, 2015
AAA	3.1%
AA,A	83.9%
BBB	6.5%
BB and Below	1.0%
Not Rated	3.1%
Short-Term Investments and Net Other Assets	2.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments February 29, 2016

Showing Percentage of Net Assets

Municipal Bonds - 95.1%
	Principal Amount (000s)	Value (000s)
California - 94.8%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.):
Series 2009 B, 6.25% 8/1/39	$3,000	$3,470
Series 2012 A:
5% 8/1/24	1,050	1,243
5% 8/1/25	1,245	1,462
5% 8/1/27	300	348
5% 8/1/28	400	462
ABC Unified School District Series 1997 C:
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,780	1,648
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,760	2,107
Alameda Corridor Trans. Auth. Rev.:
Series 2004 A:
0% 10/1/19	8,550	7,946
5.3% 10/1/23 (AMBAC Insured)	935	997
5.4% 10/1/24 (AMBAC Insured)	4,585	4,894
5.45% 10/1/25 (AMBAC Insured)	5,160	5,509
Series 2013 A:
5% 10/1/24	7,750	9,475
5% 10/1/25	5,245	6,359
Alameda County Ctfs. of Prtn.:
(Santa Rita Jail Proj.) Series 2007 A:
5% 12/1/18 (AMBAC Insured)	2,645	2,841
5% 12/1/20 (AMBAC Insured)	2,810	3,017
Series 1989, 0% 6/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,310	2,274
Anaheim Pub. Fing. Auth. Lease Rev. (Anaheim Pub. Impt. Proj.):
Series 1997 A, 6% 9/1/24 (FSA Insured)	1,000	1,254
Series 1997 C:
0% 9/1/19 (FSA Insured)	1,285	1,229
0% 9/1/22 (FSA Insured)	5,150	4,523
Anaheim Pub. Fing. Auth. Rev. Series 2007 A, 4.5% 10/1/32	10,000	10,333
Antioch Unified School District (School Facilities Impt. District #1 Proj.) Series 2008 B, 5.75% 8/1/24 (Assured Guaranty Corp. Insured)	1,000	1,152
Auburn Union School District Ctfs. of Prtn.:
5% 6/1/38 (Assured Guaranty Corp. Insured)	910	919
5% 6/1/38 (Pre-Refunded to 6/1/16 @ 100)	4,705	4,759
Banning Unified School District Gen. Oblig. Series 2006 A, 5% 8/1/31 (Berkshire Hathaway Assurance Corp. Insured)	5,190	5,482
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Bonds:
1.5%, tender 4/2/18 (a)	1,000	1,011
1.875%, tender 4/1/19 (a)	6,250	6,373
Series 2009 F1, 5.625% 4/1/44 (Pre-Refunded to 4/1/19 @ 100)	5,500	6,318
Series 2014 E, 2% 4/1/34	6,000	6,159
Beverly Hills Fin. Auth. Rev. (2007 Rfdg. Proj.) Series A:
5% 6/1/24	3,235	3,875
5% 6/1/25	4,355	5,214
5% 6/1/27	2,755	3,286
5% 6/1/28	3,045	3,636
Burbank Unified School District:
Series 1997 B, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,835	3,573
Series 1997 C, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,865	5,429
Cabrillo Unified School District Series A:
0% 8/1/17 (AMBAC Insured)	1,000	973
0% 8/1/18 (AMBAC Insured)	2,000	1,900
California Dept. of Wtr. Resources:
(Central Valley Proj.) Series AM, 5% 12/1/21	4,000	4,888
Series AI, 5% 12/1/25	2,700	3,263
California Dept. of Wtr. Resources Pwr. Supply Rev. 5% 5/1/22	5,000	6,132
California Econ. Recovery Series 2009 A:
5% 7/1/19 (Escrowed to Maturity)	1,725	1,969
5% 7/1/22 (Pre-Refunded to 7/1/16 @ 100)	3,800	3,859
5.25% 7/1/21 (Pre-Refunded to 7/1/19 @ 100)	13,130	15,092
5.25% 7/1/21 (Pre-Refunded to 7/1/19 @ 100)	7,480	8,598
California Edl. Facilities Auth. Rev.:
(Claremont Graduate Univ. Proj.) Series 2008 A:
6% 3/1/33 (Pre-Refunded to 3/1/18 @ 100)	1,000	1,106
6% 3/1/38 (Pre-Refunded to 3/1/18 @ 100)	1,000	1,106
(Loyola Marymount Univ. Proj.):
Series 2001 A, 0% 10/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,280	2,270
Series 2010 A, 5% 10/1/25	5,860	6,633
(Pomona College Proj.) Series 2005 A, 0% 7/1/38	3,155	1,422
(Santa Clara Univ. Proj.) Series 1999, 5.25% 9/1/26 (AMBAC Insured)	7,910	10,146
(Univ. of Southern California Proj.) Series 2007 A, 4.75% 10/1/37	6,000	6,329
Series 2009, 5% 1/1/39 (Pre-Refunded to 1/1/19 @ 100)	2,700	3,024
5% 2/1/17	790	819
5% 2/1/17 (Escrowed to Maturity)	210	219
California Enterprise Dev. Auth. (The Thacher School Proj.) Series 2010:
4% 9/1/20	860	947
4% 9/1/21	1,000	1,097
4% 9/1/22	740	808
4% 9/1/23	1,080	1,179
4% 9/1/24	1,125	1,227
5% 9/1/19	400	455
5% 9/1/39	5,000	5,568
California Gen. Oblig.:
Series 2007:
5.625% 5/1/20	85	85
5.625% 5/1/26	120	121
5.75% 5/1/30	90	90
Series 2015, 5% 3/1/27	33,665	41,598
4.5% 8/1/30	3,250	3,361
5% 9/1/17 (Pre-Refunded to 3/1/16 @ 100)	750	750
5% 3/1/19	3,000	3,264
5% 9/1/21	1,000	1,206
5% 8/1/22	1,500	1,562
5% 10/1/22	1,355	1,550
5% 11/1/22	1,600	1,720
5% 11/1/22 (XL Cap. Assurance, Inc. Insured)	2,800	3,010
5% 12/1/22	3,500	3,775
5% 3/1/26 (Pre-Refunded to 3/1/16 @ 100)	2,800	2,800
5% 10/1/26	6,065	7,493
5% 9/1/32	9,400	11,314
5% 10/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10	10
5.25% 10/1/17	105	105
5.25% 9/1/23	7,200	8,729
5.25% 4/1/27	5	5
5.25% 4/1/29	5	5
5.25% 12/1/33	105	105
5.25% 4/1/35	3,500	4,183
5.25% 3/1/38	11,375	12,325
5.5% 4/1/28	5	5
5.5% 8/1/29	7,790	8,671
5.5% 4/1/30	25	25
5.5% 11/1/34	2,535	2,931
5.5% 11/1/39	1,810	2,088
6% 4/1/18	1,570	1,744
6% 3/1/33	20,050	23,914
6% 4/1/38	1,190	1,366
6.5% 4/1/33	11,650	13,572
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2009 E, 5.625% 7/1/25	11,000	12,641
(Children's Hosp. of Orange County Proj.) Series 2012 A:
5% 11/15/22	2,500	2,937
5% 11/15/23	2,000	2,328
5% 11/15/24	4,500	5,190
5% 11/15/34	3,150	3,473
(Providence Health and Svcs. Proj.):
Series 2009 B, 5.5% 10/1/39	2,000	2,263
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	90	103
6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	4,910	5,643
(Scripps Health Proj.) Series 2010 A, 5% 11/15/36	3,000	3,357
(Stanford Hosp. & Clinics Proj.) Series 2010 B, 5.75% 11/15/31	4,600	5,526
Series 2008 A3, 5.5% 11/15/40	3,090	3,703
Series 2011 A, 5% 3/1/20	3,250	3,748
Series 2011 D:
5% 8/15/22	900	1,084
5% 8/15/23	700	841
5% 8/15/24	1,250	1,497
5% 8/15/25	2,000	2,389
5% 2/1/40	5,000	5,615
California Health Facilities Fng Auth. Series 2016 A, 5% 11/15/46	10,000	11,599
California Infrastructure & Econ. Dev. Bank Rev.:
(California Science Ctr. Phase II Proj.) Series 2006 B, 5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	1,007
(Performing Arts Ctr. of Los Angeles County Proj.) Series 2007:
5% 12/1/27	1,080	1,157
5% 12/1/32	1,000	1,066
5% 12/1/42	3,000	3,173
California Muni. Fin. Auth. Ctfs. of Prtn.:
(Cmnty. Hospitals of Central California Obligated Group Proj.) Series 2009, 5.5% 2/1/39	5,000	5,473
5.25% 2/1/37	1,465	1,510
5.25% 2/1/37 (Pre-Refunded to 2/1/17 @ 100)	1,035	1,080
California Muni. Fin. Auth. Rev.:
(Eisenhower Med. Ctr. Proj.) Series 2010 A:
5% 7/1/19	300	332
5% 7/1/20	500	561
5.125% 7/1/23	1,150	1,275
5.75% 7/1/40	5,155	5,623
(Loma Linda Univ. Proj.) Series 2007, 5% 4/1/22	1,090	1,137
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev.:
(U.S.A. Waste Svcs., Inc. Proj.) Series 1998 A, 1.5% 6/1/18 (b)	1,920	1,913
Bonds (Waste Mgmt., Inc. Proj.) Series 2002 C, 3.25%, tender 6/3/24 (a)(b)	7,500	7,928
California Pub. Works Board Lease Rev.:
(California Cmnty. College Projs.) Series 1998 A, 5.25% 12/1/16	4,400	4,417
(California State Univ. Proj.) Series 2006 G:
5% 11/1/20	1,825	1,875
5% 11/1/21	2,020	2,076
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/29	7,000	8,347
(Dept. of Corrections & Rehab. Proj.):
Series 2006 F, 5% 11/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	2,061
Series 2011 C:
5% 10/1/27	9,530	11,269
5.25% 10/1/24	4,170	5,033
5.25% 10/1/25	2,875	3,451
5.75% 10/1/31	4,000	4,849
(Dept. of Corrections State Prison Proj.) Series A, 5% 12/1/19	2,710	2,994
(Office of Emergency Svcs. Proj.) Series 2007 A, 5% 3/1/20	3,335	3,474
(Porterville Developmental Ctr. Hsg. Expansion and Recreation Complex Proj.) Series 2009 C, 6.25% 4/1/34	5,900	6,819
(UC Irvine Med. Ctr. Replacement Hosp. Proj.) Series 2008 A, 5% 3/1/33 (Pre-Refunded to 3/1/18 @ 100)	1,625	1,766
(Univ. of California Research Proj.) Series 2006 E:
5% 10/1/23 (Pre-Refunded to 10/1/16 @ 100)	2,410	2,476
5.25% 10/1/21 (Pre-Refunded to 10/1/16 @ 100)	2,900	2,983
(Univ. Proj.) Series 2012 D:
5% 9/1/24	1,700	2,070
5% 9/1/24	1,865	2,271
(Various Cap. Projs.):
Series 2012 A:
5% 4/1/24	1,000	1,208
5% 4/1/25	5,300	6,387
Series 2012 G, 5% 11/1/25	2,500	3,014
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/22	3,000	3,603
5% 12/1/23	2,800	3,353
Series 2009 G1, 5.75% 10/1/30	1,800	2,076
Series 2009 I:
5.5% 11/1/23	1,535	1,770
6.125% 11/1/29	1,200	1,407
6.25% 11/1/21	2,000	2,366
6.375% 11/1/34	3,000	3,562
California State Univ. Rev. Series 2009 A:
5.75% 11/1/25	3,675	4,237
5.75% 11/1/28	6,525	7,516
6% 11/1/40	7,240	8,312
California Statewide Cmntys. Dev. Auth. Rev.:
(Adventist Health Sys. Proj.) Series 2007 B, 5% 3/1/37 (Assured Guaranty Corp. Insured)	5,030	5,337
(Cottage Health Sys. Obligated Group Proj.) Series 2010, 5.25% 11/1/30	3,000	3,419
(Enloe Health Sys. Proj.) Series 2008 B:
5% 8/15/16	125	128
5% 8/15/19 (Pre-Refunded to 8/15/18 @ 100)	50	55
5.75% 8/15/38 (Pre-Refunded to 8/15/18 @ 100)	3,000	3,377
6.25% 8/15/33 (Pre-Refunded to 8/15/18 @ 100)	2,500	2,844
(Kaiser Permanente Health Sys. Proj.):
Series 2001 C, 5.25% 8/1/31	3,215	3,273
Series 2007 A:
4.75% 4/1/33	2,000	2,078
5% 4/1/31	4,900	5,101
(St. Joseph Health Sys. Proj.) Series 2007 C, 5.75% 7/1/47 (FGIC Insured)	9,255	10,178
(Sutter Health Proj.) Series 2011 A, 6% 8/15/42	3,300	3,949
5.375% 6/1/26	2,520	2,962
6% 6/1/33	3,020	3,620
Carlsbad Unified School District Series 2009 B:
0% 5/1/16	1,365	1,364
0% 5/1/17	1,155	1,147
0% 5/1/18	1,335	1,312
0% 5/1/19	1,000	970
0% 5/1/34 (c)	5,300	5,310
Chino Basin Reg'l. Fing. Auth. Rev. (Inland Empire Util. Agcy. Proj.) Series 2008 A:
5% 11/1/24 (AMBAC Insured)	1,000	1,072
5% 11/1/25 (AMBAC Insured)	3,820	4,095
5% 11/1/33 (AMBAC Insured)	5,000	5,332
Chula Vista Ind. Dev. Rev. (San Diego Gas & Elec. Co. Proj.) Series B, 5.875% 2/15/34	5,000	5,764
Contra Costa Trans. Auth. Sales Tax Rev. Series 2012 B:
5% 3/1/23 (Pre-Refunded to 3/1/20 @ 100)	1,500	1,745
5% 3/1/24 (Pre-Refunded to 3/1/20 @ 100)	2,000	2,327
5% 3/1/25 (Pre-Refunded to 3/1/20 @ 100)	2,000	2,327
Corona-Norco Unified School District:
Series 2013 A:
5% 9/1/25	645	748
5% 9/1/28	1,250	1,418
5% 9/1/32	1,125	1,251
5% 9/1/35	585	641
Series A:
5% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	1,470	1,563
5% 8/1/25 (Pre-Refunded to 8/1/17 @ 100)	1,435	1,526
5% 8/1/26 (Pre-Refunded to 8/1/17 @ 100)	2,000	2,126
5% 8/1/27 (Pre-Refunded to 8/1/17 @ 100)	1,785	1,898
5% 8/1/31 (Pre-Refunded to 8/1/17 @ 100)	5,000	5,316
Ctr. Unified School District Series 1997 C:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,917
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,010	1,842
Cucamonga County Wtr. District 5% 9/1/36 (Pre-Refunded to 9/1/16 @ 100)	2,890	2,957
Cupertino California Union School District 5% 8/1/19	1,120	1,280
Davis Spl. Tax Rev. Series 2007:
5% 9/1/18 (AMBAC Insured)	835	877
5% 9/1/20 (AMBAC Insured)	925	968
5% 9/1/22 (AMBAC Insured)	1,020	1,064
Desert Sands Unified School District Series 2013 B:
5% 6/1/27	2,000	2,422
5% 6/1/28	2,000	2,403
5% 6/1/29	1,650	1,966
5% 6/1/30	2,500	2,955
5% 6/1/31	1,750	2,053
Desert Sands Union School District Ctfs. of Prtn.:
5.75% 3/1/24 (Pre-Refunded to 3/1/18 @ 100)	2,000	2,205
6% 3/1/20 (Pre-Refunded to 3/1/18 @ 100)	1,000	1,107
El Dorado County Gen. Oblig. 5% 9/1/23	1,360	1,621
Elk Grove Fin. Auth. Spl. Tax Rev. Series 2015:
5% 9/1/27	1,940	2,324
5% 9/1/28	4,125	4,900
5% 9/1/29	4,325	5,110
5% 9/1/30 (Build America Mutual Assurance Insured)	1,135	1,333
5% 9/1/31 (Build America Mutual Assurance Insured)	1,750	2,042
5% 9/1/32 (Build America Mutual Assurance Insured)	1,615	1,873
Elk Grove Unified School District Spl. Tax (Cmnty. Facilities District #1 Proj.) 6.5% 12/1/24 (AMBAC Insured)	4,025	4,718
Empire Union School District Spl. Tax (Cmnty. Facilities District No. 1987 Proj.) Series 2002 A:
0% 10/1/24 (AMBAC Insured)	1,665	1,260
0% 10/1/25 (AMBAC Insured)	1,665	1,202
Encinitas Union School District Series 1996, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	914
Escondido Union High School District:
Series 2008 A:
0% 8/1/33 (Assured Guaranty Corp. Insured)	5,655	3,028
0% 8/1/34 (Assured Guaranty Corp. Insured)	3,500	1,824
0% 11/1/16 (Escrowed to Maturity)	3,500	3,492
Fillmore Pub. Fing. Auth. Rev. (Wtr. Recycling Fing. Proj.) Series 2007, 5% 5/1/37 (CIFG North America Insured)	2,500	2,603
Folsom Cordova Unified School District School Facilities Impt. District #1 Series A, 0% 10/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	1,210
Foothill-De Anza Cmnty. College District:
Series 1999 A:
0% 8/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,365	5,210
0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,425	6,140
Series 1999 B, 0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,240
Gilroy School Facilities Fing. Series 2013 A, 5% 8/1/46	10,000	11,172
Glendora Unified School District Series 2005 A, 5.25% 8/1/26 (Pre-Refunded to 8/1/16 @ 100)	1,000	1,020
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 5% 6/1/30	6,000	7,093
Golden West Schools Fing. Auth. Rev. Series A, 0% 8/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,750	2,644
Irvine Reassessment District 12-1 Ltd. Oblig.:
4% 9/2/21	1,750	1,948
5% 9/2/23	1,000	1,171
5% 9/2/24	825	979
5% 9/2/25	500	579
5% 9/2/26	800	940
La Quinta Redev. Agcy.:
(La Quinta Redev. Proj. Areas No. 1 and 2) Series 2014 A:
5% 9/1/24	1,200	1,500
5% 9/1/25	1,700	2,103
5% 9/1/26	1,860	2,276
5% 9/1/27	1,725	2,094
5% 9/1/28	1,000	1,206
5% 9/1/29	1,250	1,494
Series 2013 A:
5% 9/1/24	3,830	4,484
5% 9/1/25	4,085	4,743
5% 9/1/26	4,105	4,754
Ladera Ranch Cmnty. Facilities District 2004-1 Series 2014 A:
5% 8/15/27	1,765	2,013
5% 8/15/28	1,960	2,224
5% 8/15/29	4,225	4,771
5% 8/15/30	4,555	5,119
Laguna Beach Unified School District Gen. Oblig. (Election of 2001 Proj.):
5% 8/1/21	405	477
5% 8/1/22	450	529
5% 8/1/23	485	570
5% 8/1/24	1,000	1,175
5% 8/1/26	1,370	1,609
5% 8/1/28	760	889
Lancaster Fing. Auth. Tax Allocation Rev. 5% 2/1/31 (AMBAC Insured)	3,420	3,482
Loma Linda Hosp. Rev. (Loma Linda Univ. Med. Ctr. Proj.) Series 2008 A, 8.25% 12/1/38 (Pre-Refunded to 12/1/17 @ 100)	4,400	4,979
Long Beach Bond Fin. Auth. Lease Series 2012 A:
5% 8/1/24	1,000	1,189
5% 8/1/25	1,000	1,188
5% 8/1/26	1,000	1,188
5% 8/1/27	1,000	1,184
5% 8/1/28	1,000	1,180
5% 8/1/29	1,000	1,178
5% 8/1/30	1,000	1,175
5% 8/1/31	1,000	1,172
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev. Series 2007 A, 5.25% 11/15/21	3,790	4,464
Long Beach Cmnty. College:
0% 6/1/28 (Escrowed to Maturity)	530	403
0% 6/1/28 (FSA Insured)	2,995	2,120
0% 6/1/31 (Escrowed to Maturity)	1,465	994
0% 6/1/31 (FSA Insured)	8,285	5,083
Long Beach Hbr. Rev. Series 2010 B, 5% 5/15/22	2,735	3,181
Long Beach Unified School District:
Series 2008 A, 5.25% 8/1/33	6,725	7,662
Series A, 5.75% 8/1/33	2,800	3,247
Los Angeles Cmnty. College District:
Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	10,025	11,791
Series 2009 A, 5.5% 8/1/29 (Pre-Refunded to 8/1/19 @ 100)	1,000	1,159
Series 2010 C, 5.25% 8/1/39	1,300	1,513
Series 2015 A, 5% 8/1/29	7,000	8,552
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/21 (AMBAC Insured)	2,805	2,814
Los Angeles County Ctfs. of Prtn.:
(Disney Concert Hall Parking Garage Proj.):
5% 9/1/22	2,000	2,437
5% 3/1/23	1,600	1,957
(Disney Parking Proj.):
0% 3/1/18	3,000	2,942
0% 3/1/19	3,200	3,090
0% 3/1/20	1,000	947
Los Angeles County Metropolitan Trans. Auth. Sales Tax Rev. Series 2013 A, 5% 7/1/21	6,200	7,501
Los Angeles County Reg'l. Fin. Auth. (MonteCedro, Inc. Proj.) Series 2014 A, 5% 11/15/44	2,250	2,570
Los Angeles Dept. Arpt. Rev.:
Series 2006 A:
5% 5/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	1,000	1,009
5% 5/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	3,990	4,026
5% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	1,410	1,423
Series 2015 A:
5% 5/15/24 (b)	795	975
5% 5/15/25 (b)	2,250	2,776
5% 5/15/26 (b)	1,705	2,083
5% 5/15/27 (b)	1,250	1,509
5% 5/15/28 (b)	1,250	1,491
5% 5/15/29 (b)	1,575	1,865
5% 5/15/30 (b)	1,400	1,649
Series 2015 D:
5% 5/15/28 (b)	1,950	2,325
5% 5/15/29 (b)	2,550	3,020
5% 5/15/30 (b)	2,000	2,356
5% 5/15/31 (b)	2,540	2,979
Los Angeles Dept. of Wtr. & Pwr. Elec. Plant Rev.:
4.75% 8/15/16 (Escrowed to Maturity)	1,395	1,399
4.75% 10/15/20 (Escrowed to Maturity)	150	150
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A:
5% 7/1/28	3,400	4,188
5% 7/1/30	19,905	24,176
Los Angeles Hbr. Dept. Rev. 7.6% 10/1/18 (Escrowed to Maturity)	4,365	4,808
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2008 A, 5% 9/1/22	5,500	6,088
Series 2012 C, 5% 3/1/26	3,000	3,585
Series 2014 A:
5% 5/1/24	325	400
5% 5/1/25	540	658
5% 5/1/29	500	598
5% 5/1/30	1,000	1,188
5% 5/1/31	1,555	1,833
Series 2014 B:
5% 5/1/24	200	246
5% 5/1/25	225	274
5% 5/1/29	500	598
5% 5/1/30	400	475
5% 5/1/31	400	471
Los Angeles Unified School District:
Series 2007 A1, 4.5% 1/1/28	6,900	7,232
Series 2011 A1, 5% 7/1/21	7,110	8,578
Los Angeles Wastewtr. Sys. Rev.:
Series 2009 A:
5.75% 6/1/34	4,455	5,130
5.75% 6/1/34 (Pre-Refunded to 6/1/19 @ 100)	5,545	6,444
Series 2012 B, 5% 6/1/28	4,800	5,772
M-S-R Pub. Pwr. Agcy. San Juan Proj. Rev. Series D, 6.75% 7/1/20 (Escrowed to Maturity)	1,020	1,156
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	3,425	3,813
Malibu Gen. Oblig. Ctfs. of Prtn. (City Hall Proj.) Series A:
5% 7/1/32	500	559
5% 7/1/39	4,095	4,537
Marina Coast Wtr. District Ctfs. Prtn. Series 2006, 5% 6/1/37 (Pre-Refunded to 6/1/16 @ 100)	3,500	3,540
Merced Union High School District Series A, 0% 8/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100	948
Modesto Elementary School District, Stanislaus County Series A:
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,820
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,175
Modesto Gen. Oblig. Ctfs. of Prtn.:
(Cmnty. Ctr. Refing. Proj.) Series A, 5% 11/1/23 (AMBAC Insured)	2,225	2,364
(Golf Course Refing. Proj.) Series B, 5% 11/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,440	1,530
Modesto Irrigation District Ctfs. of Prtn.:
(Cap. Impts. Proj.) Series 2004 B, 5.5% 7/1/35	3,800	4,159
(Geysers Geothermal Pwr. Proj.) Series 1986 A, 5% 10/1/17 (Escrowed to Maturity)	5,000	5,197
Monrovia Unified School District Series B, 0% 8/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	1,267
Montebello Unified School District Series 2001, 0% 6/1/26 (FSA Insured)	1,580	1,173
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. 5% 8/1/18 (AMBAC Insured)	3,580	3,783
Moreland School District Series 2003 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,485	1,035
Murrieta Pub. Fing. Auth. Spl. Tax Series 2012:
5% 9/1/23	1,650	1,925
5% 9/1/25	1,000	1,154
5% 9/1/26	1,155	1,325
Murrieta Valley Unified School District:
Series 2008, 0% 9/1/32 (FSA Insured)	5,000	2,731
Series 2015:
4% 9/1/24 (FSA Insured)	330	387
5% 9/1/24 (FSA Insured)	1,000	1,250
5% 9/1/25 (FSA Insured)	680	847
5% 9/1/25 (FSA Insured)	1,400	1,743
5% 9/1/26 (FSA Insured)	500	614
5% 9/1/26 (FSA Insured)	1,500	1,841
5% 9/1/27 (FSA Insured)	455	552
Natomas Unified School District Series 2007, 5.25% 8/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,150	5,462
New Haven Unified School District:
12% 8/1/16 (FSA Insured)	1,500	1,573
12% 8/1/17 (FSA Insured)	1,000	1,162
North City West School Facilities Fing. Auth. Spl. Tax:
Series 2005 B, 5.25% 9/1/23 (AMBAC Insured)	1,530	1,892
Series 2006 C:
5% 9/1/16 (AMBAC Insured)	1,000	1,022
5% 9/1/17 (AMBAC Insured)	2,735	2,906
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 1986 A, 7.5% 7/1/23 (Pre-Refunded to 7/1/21 @ 100)	3,850	4,799
Northern California Transmission Agcy. Rev.:
5% 5/1/36 (d)	2,390	2,842
5% 5/1/37 (d)	3,500	4,155
5% 5/1/38 (d)	1,500	1,779
5% 5/1/39 (d)	1,500	1,775
Norwalk-Mirada Unified School District Series 2009 D, 0% 8/1/33 (FSA Insured)	5,700	3,036
Oakland Gen. Oblig.:
Series 2009 B, 6.25% 1/15/39 (Pre-Refunded to 1/15/19 @ 100)	3,000	3,472
Series 2012, 5% 1/15/25	3,460	4,046
Series 2015 A:
5% 1/15/28	1,225	1,493
5% 1/15/29	1,650	1,993
5% 1/15/30	1,665	1,994
5% 1/15/31	1,520	1,810
Oakland Redev. Agcy. Sub Tax Allocation (Central District Redev. Proj.) Series 1993 A, 5% 9/1/21 (Escrowed to Maturity)	790	880
Oakland Unified School District Alameda County:
Series 2009 A:
6.5% 8/1/23	2,810	3,275
6.5% 8/1/24	1,220	1,416
Series 2013:
6.25% 8/1/30	1,500	1,785
6.625% 8/1/38	5,000	5,973
Series 2015 A:
5% 8/1/30	1,250	1,470
5% 8/1/30 (FSA Insured)	1,570	1,861
5% 8/1/40	3,500	3,939
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/22	2,935	3,527
5% 2/1/23	5,000	5,903
Oceanside Unified School District Series A, 0% 8/1/31 (Assured Guaranty Corp. Insured)	5,000	2,907
Palmdale Elementary School District Spl. Tax 5.8% 8/1/29 (FSA Insured)	4,735	4,754
Placer County Union High School District Series A:
0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,871
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	913
Port of Oakland Rev.:
Series 2007 A:
5% 11/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	2,885	2,971
5% 11/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	2,185	2,338
Series 2011 O, 5% 5/1/22 (b)	4,500	5,274
Series 2012 P:
5% 5/1/22 (b)	2,500	3,002
5% 5/1/24 (b)	2,820	3,317
Poway California Redev. Agcy. Successor Series A:
5% 6/15/27	2,385	2,944
5% 6/15/28	2,190	2,677
5% 12/15/28	2,200	2,690
5% 12/15/29	4,825	5,857
5% 12/15/30	3,500	4,296
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	12,800	7,290
Series 2011, 0% 8/1/46	10,150	2,806
Series B:
0% 8/1/33	4,840	2,636
0% 8/1/35	9,000	4,477
0% 8/1/37	6,325	2,855
0% 8/1/38	20,710	8,908
0% 8/1/40	11,665	4,511
0% 8/1/41	5,130	1,885
Poway Unified School District Pub. Fing.:
3.5% 9/1/31	780	786
5% 9/15/26	940	1,064
5% 9/1/33	1,750	1,964
5% 9/1/34	1,230	1,379
5% 9/1/35	1,585	1,774
5% 9/1/36	1,410	1,576
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/25 (FSA Insured)	1,740	2,135
5% 9/1/26 (FSA Insured)	1,350	1,637
5% 9/1/27 (FSA Insured)	1,700	2,048
5% 9/1/28 (FSA Insured)	1,700	2,034
5% 9/1/29 (FSA Insured)	1,850	2,194
Rancho Mirage Joint Powers Fing. Auth. Rev. (Eisenhower Med. Ctr. Proj.) Series A, 4.875% 7/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,450	3,529
Redwood City Elementary School District Series 1997, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,825	4,406
Riverside County Trans. Commission Toll Rev.:
Series 2013 A:
5.75% 6/1/44	2,500	2,873
5.75% 6/1/48	5,000	5,728
Series 2013 B:
0% 6/1/41	5,000	1,594
0% 6/1/42	6,000	1,824
0% 6/1/43	6,500	1,883
Riverside Swr. Rev. Series 2015 A:
5% 8/1/26	1,710	2,110
5% 8/1/27	1,725	2,114
5% 8/1/28	1,935	2,355
5% 8/1/29	2,330	2,814
Rocklin Unified School District Series 2002:
0% 8/1/23 (FGIC Insured)	2,610	2,260
0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,370	5,313
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,725	5,393
0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,365	4,104
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,500	4,738
Roseville City School District Series 2002 A:
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,745	1,316
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,940	1,341
Sacramento City Fing. Auth. Lease Rev. Series 1993 A, 5.4% 11/1/20 (AMBAC Insured)	1,705	1,887
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (FGIC Insured)	6,000	4,371
Sacramento Muni. Util. District Elec. Rev. Series 2012 Y, 5% 8/15/27	2,800	3,420
San Bernardino County Ctfs. of Prtn.:
(Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	3,000	3,364
(Cap. Facilities Proj.) Series B, 6.875% 8/1/24 (Escrowed to Maturity)	8,300	11,053
(Med. Ctr. Fing. Prog.) 5.5% 8/1/22	10,000	11,702
San Bernardino Unified School District Gen. Oblig. Series 2013 A:
5% 8/1/23 (FSA Insured)	1,100	1,356
5% 8/1/24 (FSA Insured)	1,250	1,522
5% 8/1/25 (FSA Insured)	2,000	2,411
5% 8/1/27 (FSA Insured)	2,000	2,375
San Diego Cmnty. College District Series 2007, 0% 8/1/17 (FSA Insured)	3,395	3,339
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	3,300	3,968
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2005, 5.25% 7/1/16 (Escrowed to Maturity) (b)	1,400	1,421
San Diego Pub. Facilities Fing. Auth. Lease Rev.:
(Cap. Impt. Proj.) Series 2012 A, 5% 4/15/23	1,710	2,043
Series 2015 A, 5% 10/15/44	4,005	4,673
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5.25% 5/15/39	1,500	1,683
San Diego Pub. Facilities Fing. Auth. Wtr. Rev. 2009 B, 5.75% 8/1/35	3,455	3,996
San Diego Unified School District:
(Convention Ctr. Proj.) Series 2012, 0% 7/1/45	4,770	1,484
Series 2008 C:
0% 7/1/37	1,300	584
0% 7/1/40	15,985	6,202
0% 7/1/46	13,505	4,027
0% 7/1/47	4,000	1,143
Series 2008 E, 0% 7/1/47 (c)	8,700	4,810
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
(SFO Fuel Co. Proj.) Series 1997 A:
5.125% 1/1/17 (AMBAC Insured) (b)	2,100	2,111
5.25% 1/1/18 (AMBAC Insured) (b)	4,515	4,536
Second Series 32F, 5.25% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	2,849
Series 2014 A:
5% 5/1/40 (b)	1,865	2,087
5% 5/1/44 (b)	8,390	9,352
5% 5/1/27	2,310	2,913
5% 5/1/28	2,280	2,854
5% 5/1/29	1,225	1,522
5% 5/1/30	330	407
5% 5/1/32	1,000	1,216
San Francisco City & County Redev. Fing. Auth. Tax Allocation Rev. (San Francisco Redev. Projs.) Series 2009 B:
6.125% 8/1/28	1,000	1,135
6.625% 8/1/39	1,000	1,157
San Francisco City & County Redev. Spl. Tax (Mission Bay South Pub. Impt. Proj.) Series 2013 A:
4% 8/1/17	885	921
5% 8/1/19	1,115	1,242
5% 8/1/21	800	933
5% 8/1/23	1,000	1,170
5% 8/1/24	750	872
San Jacinto Unified School District:
Series 2007, 5.25% 8/1/32 (Pre-Refunded to 8/1/17 @ 100)	3,080	3,285
Series 2014:
5% 8/1/25 (FSA Insured)	875	1,076
5% 8/1/26 (FSA Insured)	1,055	1,284
5% 8/1/27 (FSA Insured)	1,250	1,511
5% 8/1/28 (FSA Insured)	1,250	1,499
5% 8/1/29 (FSA Insured)	3,150	3,733
5% 8/1/30 (FSA Insured)	4,070	4,760
5% 8/1/31 (FSA Insured)	650	756
San Joaquin County Ctfs. of Prtn. (County Administration Bldg. Proj.):
5% 11/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,720	3,972
5% 11/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,645	3,891
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series 1993, 0% 1/1/27 (Escrowed to Maturity)	4,000	3,187
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/25	3,500	4,239
5% 6/1/26	3,000	3,602
5% 6/1/33	9,035	10,536
San Jose Int'l. Arpt. Rev.:
Series 2007 A:
5% 3/1/17 (AMBAC Insured) (b)	1,180	1,228
5% 3/1/24 (AMBAC Insured) (b)	9,690	10,089
5% 3/1/37 (AMBAC Insured) (b)	10,000	10,356
Series 2014 A:
5% 3/1/19 (b)	500	556
5% 3/1/20 (b)	3,500	3,991
5% 3/1/21 (b)	2,750	3,209
San Leandro Unified School District Series 2006 B, 6.25% 8/1/33 (Pre-Refunded to 8/1/18 @ 100)	2,800	3,180
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/27	1,650	2,037
5% 10/1/29	675	819
5% 10/1/30	2,000	2,414
5% 10/1/31	2,310	2,767
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38	5,000	5,626
Series 2010 B, 0% 8/1/47	9,000	2,362
San Mateo County Cmnty. College District Series A, 0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,948
San Mateo County Joint Powers Fing. Auth. (Cap. Projects) Series 2009 A, 5.25% 7/15/24	5,280	6,092
San Mateo Unified School District (Election of 2000 Proj.) Series B:
0% 9/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,724
0% 9/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,490	1,187
0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,149
San Mateo-Foster City School District:
5% 8/15/22	7,755	9,573
5% 8/1/23	8,100	10,133
San Pablo Calif Redev. Agcy. Series 2014 A:
5% 6/15/25 (FSA Insured)	825	1,009
5% 6/15/26 (FSA Insured)	860	1,039
5% 6/15/27 (FSA Insured)	1,770	2,120
5% 6/15/28 (FSA Insured)	1,865	2,215
5% 6/15/29 (FSA Insured)	1,780	2,095
5% 6/15/30 (FSA Insured)	1,150	1,347
5% 6/15/31 (FSA Insured)	1,000	1,166
Sanger Unified School District 5.6% 8/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,565	2,866
Santa Clara County Fing. Auth. Rev. (El Camino Hosp. Proj.):
Series 2007 B, 5.125% 2/1/41 (Pre-Refunded to 8/1/17 @ 100)	2,000	2,130
Series 2007 C, 5.75% 2/1/41 (Pre-Refunded to 8/1/17 @ 100)	8,000	8,590
Santa Clara Elec. Rev. Series 2011 A, 6% 7/1/31	3,000	3,682
Santa Rosa Wastewtr. Rev. Series 2002 B:
0% 9/1/20 (AMBAC Insured)	4,030	3,783
0% 9/1/22 (AMBAC Insured)	2,900	2,580
0% 9/1/25 (AMBAC Insured)	6,800	5,351
Shasta Union High School District:
Series 2002, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	721
Series 2003, 0% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,340	2,211
Sonoma County Jr. College District Rev. Series 2002, 5% 8/1/26 (FSA Insured)	2,680	2,689
South Orange County Pub. Fing. Auth. Spl. Tax Rev. Series 2014 A:
5% 8/15/23	1,000	1,146
5% 8/15/26	1,975	2,247
5% 8/15/27	700	794
5% 8/15/28	1,000	1,132
Southern California Pub. Pwr. Auth. Transmission Proj. Rev. (Southern Transmission Proj.) Series 2008 B, 6% 7/1/25 (Pre-Refunded to 7/1/18 @ 100)	5,450	6,127
Southwestern Cmnty. College District Gen. Oblig. Series 2000, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,495	1,768
Stockton Unified School District Gen. Oblig.:
Series 2012 A:
5% 8/1/24 (FSA Insured)	300	373
5% 8/1/25 (FSA Insured)	750	919
5% 8/1/27 (FSA Insured)	265	317
5% 8/1/28 (FSA Insured)	510	605
5% 8/1/38 (FSA Insured)	2,500	2,810
5% 8/1/42 (FSA Insured)	4,650	5,183
5% 7/1/23 (FSA Insured)	1,270	1,537
5% 7/1/24 (FSA Insured)	1,350	1,626
5% 7/1/25 (FSA Insured)	1,060	1,270
5% 7/1/26 (FSA Insured)	1,110	1,322
5% 7/1/27 (FSA Insured)	1,065	1,262
5% 1/1/29 (FSA Insured)	600	704
Successor Agcy. To The Redev. Agcy. of Pittsburg:
(Los Medanos Cmnty. Dev. Proj. Series 2016 A:
5% 9/1/24 (FSA Insured)	2,440	2,979
5% 9/1/25 (FSA Insured)	3,500	4,292
5% 9/1/26 (FSA Insured)	8,000	9,861
5% 9/1/27 (FSA Insured)	4,000	4,881
5% 9/1/28 (FSA Insured)	3,500	4,235
(Los Medanos Cmnty. Dev. Proj.) Series 2016 A, 5% 9/1/29 (FSA Insured)	2,000	2,400
Sweetwater Union High School District:
Series 2008 A, 5.625% 8/1/47 (FSA Insured)	16,900	18,107
5% 9/1/21	4,705	5,614
Torrance Gen. Oblig. Rev. (Torrance Memorial Med. Ctr. Proj.) Series A, 5% 9/1/40	5,660	6,167
Torrance Hosp. Rev. (Torrance Memorial Med. Ctr. Proj.) Series 2001 A:
5.5% 6/1/31	2,350	2,394
6% 6/1/22	1,100	1,118
Torrance Unified School District Series 2008 Z, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	5,000	5,881
Tracy Operating Partnership Joint Powers Auth. Rev. 6.375% 10/1/38 (Assured Guaranty Corp. Insured)	5,000	5,619
Tulare Swr. Rev. Series 2015:
5% 11/15/24 (FSA Insured)	820	1,033
5% 11/15/25 (FSA Insured)	800	1,015
5% 11/15/26 (FSA Insured)	965	1,210
5% 11/15/27 (FSA Insured)	1,500	1,861
5% 11/15/28 (FSA Insured)	1,165	1,431
Turlock Irrigation District Rev. Series 2011, 5.5% 1/1/41	10,000	11,558
Union Elementary School District Series A:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	973
0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,995	2,729
Univ. of California Regents Med. Ctr. Pool Rev.:
Series 2010 G:
4% 5/15/19	1,305	1,441
4% 5/15/20	615	693
5% 5/15/19	2,830	3,214
Series 2013 J, 5% 5/15/48	7,300	8,169
Univ. of California Revs.:
(Ltd. Proj.) Series 2007 D, 5% 5/15/25 (Pre-Refunded to 5/15/16 @ 101)	4,250	4,334
Series 2009 O, 5.75% 5/15/34 (Pre-Refunded to 5/15/19 @ 100)	9,900	11,469
Vacaville Unified School District Series 2014 C:
5% 8/1/23 (Build America Mutual Assurance Insured)	930	1,160
5% 8/1/24 (Build America Mutual Assurance Insured)	1,045	1,318
5% 8/1/25 (Build America Mutual Assurance Insured)	1,165	1,446
5% 8/1/26 (Build America Mutual Assurance Insured)	1,295	1,594
5% 8/1/30	6,710	8,060
Ventura County Cmnty. College District Series C, 5.5% 8/1/33 (Pre-Refunded to 8/1/18 @ 100)	7,700	8,596
Ventura County Pub. Fing. Auth. Series 2013 A:
5% 11/1/24	1,000	1,225
5% 11/1/25	1,000	1,222
5% 11/1/26	1,000	1,219
Vista Gen. Oblig. Ctfs. of Prtn. 5% 5/1/20 (Pre-Refunded to 5/1/17 @ 100)	2,120	2,225
Walnut Valley Unified School District Series D:
0% 8/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,875	1,744
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,715	1,562
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	719
Washington Township Health Care District Gen. Oblig. Series 2013 B:
5% 8/1/43	5,000	5,585
5.5% 8/1/38	1,500	1,766
5.5% 8/1/40	5,000	5,838
Washington Township Health Care District Rev.:
Series 2009 A:
6% 7/1/29	3,000	3,341
6.25% 7/1/39	7,015	7,826
Series 2010 A, 5.5% 7/1/38	3,100	3,304
Series A:
5% 7/1/23	1,460	1,527
5% 7/1/25	1,665	1,739
West Contra Costa Unified School District:
(Election of 2005 Proj.) Series B, 5.625% 8/1/35 (Berkshire Hathaway Assurance Corp. Insured)	1,500	1,664
Series 2012, 5% 8/1/32	8,265	9,583
Series 2014 A:
5% 8/1/23	365	453
5% 8/1/24	2,195	2,755
5% 8/1/25	2,555	3,181
5% 8/1/26	2,550	3,148
5% 8/1/27	1,150	1,407
5% 8/1/28	1,000	1,211
5% 8/1/29	1,675	2,009
Western Riverside County Trust & Wastewtr. Fin. Auth.:
5.5% 9/1/34 (Assured Guaranty Corp. Insured)	1,750	2,000
5.625% 9/1/39 (Assured Guaranty Corp. Insured)	2,250	2,566
Yuba City Unified School District Series A, 0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,090	1,897

TOTAL CALIFORNIA		1,892,946

Guam - 0.1%
Guam Ed. Fing. Foundation Ctfs. of Prtn. Series 2008, 5.875% 10/1/18	1,205	1,290
Virgin Islands - 0.2%
Virgin Islands Pub. Fin. Auth.:
Series 2009 A1, 5% 10/1/29	1,500	1,630
Series 2009 B, 5% 10/1/25	1,500	1,638

TOTAL VIRGIN ISLANDS		3,268

TOTAL MUNICIPAL BONDS
(Cost $1,717,408)		1,897,504
TOTAL INVESTMENT PORTFOLIO - 95.1%
(Cost $1,717,408)		1,897,504
NET OTHER ASSETS (LIABILITIES) - 4.9%		97,993
NET ASSETS - 100%		$1,995,497

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Additional information on each restricted holding is as follows:

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	43.8%
Escrowed/Pre-Refunded	11.1%
Special Tax	10.4%
Health Care	9.5%
Transportation	8.2%
Others* (Individually Less Than 5%)	17.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,717,408)		$1,897,504
Cash		91,610
Receivable for fund shares sold		2,379
Interest receivable		19,566
Prepaid expenses		3
Other receivables		3
Total assets		2,011,065
Liabilities
Payable for investments purchased on a delayed delivery basis	$10,592
Payable for fund shares redeemed	2,334
Distributions payable	1,786
Accrued management fee	601
Distribution and service plan fees payable	33
Other affiliated payables	156
Other payables and accrued expenses	66
Total liabilities		15,568
Net Assets		$1,995,497
Net Assets consist of:
Paid in capital		$1,830,947
Accumulated net investment loss		(43)
Accumulated undistributed net realized gain (loss) on investments		(15,503)
Net unrealized appreciation (depreciation) on investments		180,096
Net Assets		$1,995,497
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($48,448 ÷ 3,658.3 shares)		$13.24
Maximum offering price per share (100/96.00 of $13.24)		$13.79
Class T:
Net Asset Value and redemption price per share ($7,519 ÷ 566.2 shares)		$13.28
Maximum offering price per share (100/96.00 of $13.28)		$13.83
Class B:
Net Asset Value and offering price per share ($270 ÷ 20.4 shares)(a)		$13.23
Class C:
Net Asset Value and offering price per share ($26,176 ÷ 1,979.9 shares)(a)		$13.22
California Municipal Income:
Net Asset Value, offering price and redemption price per share ($1,866,066 ÷ 141,105.8 shares)		$13.22
Class I:
Net Asset Value, offering price and redemption price per share ($47,018 ÷ 3,547.7 shares)		$13.25

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended February 29, 2016
Investment Income
Interest		$72,726
Expenses
Management fee	$6,927
Transfer agent fees	1,451
Distribution and service plan fees	368
Accounting fees and expenses	351
Custodian fees and expenses	20
Independent trustees' compensation	8
Registration fees	82
Audit	57
Legal	9
Miscellaneous	32
Total expenses before reductions	9,305
Expense reductions	(28)	9,277
Net investment income (loss)		63,449
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,663
Total net realized gain (loss)		1,663
Change in net unrealized appreciation (depreciation) on investment securities		10,400
Net gain (loss)		12,063
Net increase (decrease) in net assets resulting from operations		$75,512

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$63,449	$61,767
Net realized gain (loss)	1,663	2,902
Change in net unrealized appreciation (depreciation)	10,400	73,010
Net increase (decrease) in net assets resulting from operations	75,512	137,679
Distributions to shareholders from net investment income	(63,365)	(63,616)
Distributions to shareholders from net realized gain	(148)	–
Total distributions	(63,513)	(63,616)
Share transactions - net increase (decrease)	57,633	124,704
Redemption fees	12	5
Total increase (decrease) in net assets	69,644	198,772
Net Assets
Beginning of period	1,925,853	1,727,081
End of period (including accumulated net investment loss of $43 and undistributed net investment income of $9, respectively)	$1,995,497	$1,925,853

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.16	$12.63	$13.02	$12.69	$11.64
Income from Investment Operations
Net investment income (loss)B	.390	.397	.437	.436	.464
Net realized and unrealized gain (loss)	.081	.544	(.396)	.324	1.049
Total from investment operations	.471	.941	.041	.760	1.513
Distributions from net investment income	(.390)	(.411)	(.431)	(.428)	(.463)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.391)	(.411)	(.431)	(.430)	(.463)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.24	$13.16	$12.63	$13.02	$12.69
Total ReturnD,E	3.66%	7.55%	.40%	6.08%	13.26%
Ratios to Average Net AssetsF
Expenses before reductions	.80%	.79%	.77%	.77%	.76%
Expenses net of fee waivers, if any	.80%	.79%	.77%	.77%	.76%
Expenses net of all reductions	.80%	.79%	.77%	.77%	.76%
Net investment income (loss)	2.99%	3.07%	3.47%	3.38%	3.82%
Supplemental Data
Net assets, end of period (in millions)	$48	$42	$34	$56	$53
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.20	$12.67	$13.05	$12.72	$11.67
Income from Investment Operations
Net investment income (loss)B	.399	.408	.442	.440	.463
Net realized and unrealized gain (loss)	.080	.543	(.385)	.323	1.049
Total from investment operations	.479	.951	.057	.763	1.512
Distributions from net investment income	(.398)	(.421)	(.437)	(.432)	(.462)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.399)	(.421)	(.437)	(.433)C	(.462)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$13.28	$13.20	$12.67	$13.05	$12.72
Total ReturnE,F	3.72%	7.61%	.53%	6.09%	13.21%
Ratios to Average Net AssetsG
Expenses before reductions	.74%	.72%	.71%	.75%	.78%
Expenses net of fee waivers, if any	.74%	.72%	.71%	.75%	.78%
Expenses net of all reductions	.74%	.72%	.71%	.74%	.78%
Net investment income (loss)	3.04%	3.14%	3.52%	3.41%	3.81%
Supplemental Data
Net assets, end of period (in millions)	$8	$7	$6	$6	$5
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.433 per share is comprised of distributions from net investment income of $.4316 and distributions from net realized gain of $.0016 per share.

 D Amount represents less than $.0005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$12.62	$13.01	$12.68	$11.63
Income from Investment Operations
Net investment income (loss)B	.314	.323	.360	.358	.388
Net realized and unrealized gain (loss)	.080	.543	(.394)	.325	1.051
Total from investment operations	.394	.866	(.034)	.683	1.439
Distributions from net investment income	(.313)	(.336)	(.356)	(.351)	(.389)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.314)	(.336)	(.356)	(.353)	(.389)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.23	$13.15	$12.62	$13.01	$12.68
Total ReturnD,E	3.05%	6.94%	(.20)%	5.45%	12.58%
Ratios to Average Net AssetsF
Expenses before reductions	1.38%	1.37%	1.37%	1.37%	1.38%
Expenses net of fee waivers, if any	1.38%	1.37%	1.37%	1.37%	1.38%
Expenses net of all reductions	1.38%	1.37%	1.37%	1.37%	1.38%
Net investment income (loss)	2.40%	2.49%	2.87%	2.78%	3.21%
Supplemental Data
Net assets, end of period (in millions)	$–	$1	$1	$1	$2
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.14	$12.61	$13.00	$12.67	$11.62
Income from Investment Operations
Net investment income (loss)B	.292	.300	.337	.337	.369
Net realized and unrealized gain (loss)	.080	.544	(.393)	.325	1.051
Total from investment operations	.372	.844	(.056)	.662	1.420
Distributions from net investment income	(.291)	(.314)	(.334)	(.330)	(.370)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.292)	(.314)	(.334)	(.332)	(.370)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.22	$13.14	$12.61	$13.00	$12.67
Total ReturnD,E	2.88%	6.76%	(.37)%	5.28%	12.42%
Ratios to Average Net AssetsF
Expenses before reductions	1.55%	1.54%	1.54%	1.54%	1.53%
Expenses net of fee waivers, if any	1.55%	1.54%	1.54%	1.54%	1.53%
Expenses net of all reductions	1.55%	1.54%	1.54%	1.53%	1.53%
Net investment income (loss)	2.24%	2.32%	2.70%	2.62%	3.05%
Supplemental Data
Net assets, end of period (in millions)	$26	$24	$24	$24	$23
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$12.62	$13.00	$12.67	$11.63
Income from Investment Operations
Net investment income (loss)B	.434	.440	.473	.475	.499
Net realized and unrealized gain (loss)	.070	.543	(.384)	.325	1.040
Total from investment operations	.504	.983	.089	.800	1.539
Distributions from net investment income	(.433)	(.453)	(.469)	(.468)	(.499)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.434)	(.453)	(.469)	(.470)	(.499)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.22	$13.15	$12.62	$13.00	$12.67
Total ReturnD	3.93%	7.91%	.78%	6.41%	13.52%
Ratios to Average Net AssetsE
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.46%	.46%	.46%	.46%	.46%
Expenses net of all reductions	.46%	.46%	.46%	.46%	.46%
Net investment income (loss)	3.33%	3.40%	3.77%	3.69%	4.12%
Supplemental Data
Net assets, end of period (in millions)	$1,866	$1,813	$1,629	$1,855	$1,741
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$12.64	$13.03	$12.70	$11.65
Income from Investment Operations
Net investment income (loss)B	.423	.429	.463	.465	.492
Net realized and unrealized gain (loss)	.080	.543	(.394)	.324	1.049
Total from investment operations	.503	.972	.069	.789	1.541
Distributions from net investment income	(.422)	(.442)	(.459)	(.458)	(.491)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.423)	(.442)	(.459)	(.459)C	(.491)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$13.25	$13.17	$12.64	$13.03	$12.70
Total ReturnE	3.91%	7.80%	.62%	6.31%	13.51%
Ratios to Average Net AssetsF
Expenses before reductions	.55%	.55%	.54%	.54%	.53%
Expenses net of fee waivers, if any	.55%	.55%	.54%	.54%	.53%
Expenses net of all reductions	.55%	.55%	.54%	.54%	.53%
Net investment income (loss)	3.23%	3.31%	3.69%	3.61%	4.05%
Supplemental Data
Net assets, end of period (in millions)	$47	$40	$33	$33	$33
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.459 per share is comprised of distributions from net investment income of $.4578 and distributions from net realized gain of $.0016 per share.

 D Amount represents less than $.0005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity California Municipal Income Fund (the Fund) is a fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, California Municipal Income and Class I (formerly Institutional Class shares), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund may be affected by economic and political developments in the state of California.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to futures contracts and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$181,334
Gross unrealized depreciation	(66)
Net unrealized appreciation (depreciation) on securities	$181,268
Tax Cost	$1,716,236

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(14,237)
Net unrealized appreciation (depreciation) on securities and other investments	$181,268

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(12,357)
2018	(1,880)
Total capital loss carryforward	$(14,237)

At period end, the Fund was required to defer approximately $1,266 of losses on futures contracts.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28 2015
Tax-exempt Income	$63,365	$63,616
Ordinary Income	148	–
Total	$63,513	$ 63,616

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 0.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $292,601 and $197,171, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$109	$7
Class T	-%	.25%	17	–
Class B	.65%	.25%	4	3
Class C	.75%	.25%	238	34
			$368	$44

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5
Class T	2
Class C*	4
$11

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$69.16
Class T	7.10
Class B	-*	.09
Class C	38.16
California Municipal Income	1,265.07
Class I	72.16
	$1,451

* In the amount of less than five hundred dollars.

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and servicing agent for the Fund. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $20. In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Class A	$1,305	$1,157
Class T	209	206
Class B	10	18
Class C	531	544
California Municipal Income	59,893	60,514
Class I	1,417	1,177
Total	$63,365	$63,616
From net realized gain
Class A	$3	$–
Class T	1	–
Class C	2	–
California Municipal Income	138	–
Class I	4	–
Total	$148	$–

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	940	1,084	$12,339	$14,095
Reinvestment of distributions	84	71	1,095	919
Shares redeemed	(566)	(673)	(7,404)	(8,683)
Net increase (decrease)	458	482	$6,030	$6,331
Class T
Shares sold	96	65	$1,252	$834
Reinvestment of distributions	13	12	173	159
Shares redeemed	(41)	(58)	(534)	(746)
Net increase (decrease)	68	19	$891	$247
Class B
Shares sold	–(a)	–(a)	$–(b)	$3
Reinvestment of distributions	1	1	7	11
Shares redeemed	(30)	(17)	(386)	(212)
Net increase (decrease)	(29)	(16)	$(379)	$(198)
Class C
Shares sold	428	361	$5,584	$4,694
Reinvestment of distributions	31	30	408	392
Shares redeemed	(282)	(479)	(3,665)	(6,148)
Net increase (decrease)	177	(88)	$2,327	$(1,062)
California Municipal Income
Shares sold	22,729	23,587	$296,647	$305,242
Reinvestment of distributions	2,870	2,902	37,449	37,591
Shares redeemed	(22,432)	(17,675)	(292,435)	(228,780)
Net increase (decrease)	3,167	8,814	$41,661	$114,053
Class I
Shares sold	1,858	1,164	$24,309	$15,138
Reinvestment of distributions	74	63	971	817
Shares redeemed	(1,385)	(821)	(18,177)	(10,622)
Net increase (decrease)	547	406	$7,103	$5,333

 (a) In the amount of less than five hundred shares.

 (b) In the amount of less than five hundred dollars.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity California Municipal Income Fund (a fund of Fidelity California Municipal Trust) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity California Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 11, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler and Geoffrey A. von Kuhn, each of the Trustees oversees 239 funds. Ms. Acton and Mr. Engler each oversees 234 funds. Mr. von Kuhn oversees 163 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Class A	.80%
Actual		$1,000.00	$1,035.20	$4.05
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class T	.75%
Actual		$1,000.00	$1,035.40	$3.80
Hypothetical-C		$1,000.00	$1,021.13	$3.77
Class B	1.40%
Actual		$1,000.00	$1,032.20	$7.07
Hypothetical-C		$1,000.00	$1,017.90	$7.02
Class C	1.55%
Actual		$1,000.00	$1,031.40	$7.83
Hypothetical-C		$1,000.00	$1,017.16	$7.77
California Municipal Income	.46%
Actual		$1,000.00	$1,037.00	$2.33
Hypothetical-C		$1,000.00	$1,022.58	$2.31
Class I	.56%
Actual		$1,000.00	$1,036.50	$2.84
Hypothetical-C		$1,000.00	$1,022.08	$2.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2016, 100% of the fund's income dividends was free from federal income tax, and 5.05% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity California Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class B, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of higher 12b-1 fees compared to most competitor funds with Class C. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class C was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	1,109,655,647.08	96.342
Withheld	42,139,659.30	3.658
TOTAL	1,151,795,306.38	100.000
John Engler
Affirmative	1,108,345,141.91	96.228
Withheld	43,450,164.47	3.772
TOTAL	1,151,795,306.38	100.000
Albert R. Gamper, Jr.
Affirmative	1,107,147,730.24	96.124
Withheld	44,647,576.14	3.876
TOTAL	1,151,795,306.38	100.000
Robert F. Gartland
Affirmative	1,109,398,746.17	96.320
Withheld	42,396,560.21	3.680
TOTAL	1,151,795,306.38	100.000
Abigail P. Johnson
Affirmative	1,107,952,258.73	96.194
Withheld	43,843,047.65	3.806
TOTAL	1,151,795,306.38	100.000
Arthur E. Johnson
Affirmative	1,108,233,867.16	96.218
Withheld	43,561,439.22	3.782
TOTAL	1,151,795,306.38	100.000
Michael E. Kenneally
Affirmative	1,108,319,323.07	96.226
Withheld	43,475,983.31	3.774
TOTAL	1,151,795,306.38	100.000
James H. Keyes
Affirmative	1,106,387,796.89	96.058
Withheld	45,407,509.49	3.942
TOTAL	1,151,795,306.38	100.000
Marie L. Knowles
Affirmative	1,108,111,544.00	96.208
Withheld	43,683,762.38	3.792
TOTAL	1,151,795,306.38	100.000
Geoffrey A. von Kuhn
Affirmative	1,106,922,424.62	96.105
Withheld	44,872,881.76	3.895
TOTAL	1,151,795,306.38	100.000
Proposal 1 reflects trust wide proposal and voting results.

ASCMI-ANN-0416
1.783814.113

Fidelity® California Municipal Income Fund Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® California Municipal Income Fund	3.93%	6.43%	4.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Municipal Income Fund, a class of the fund, on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$15,934	Fidelity® California Municipal Income Fund
$15,917	Barclays® Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a solid gain for the 12 months ending February 29, 2016, driven by strong demand and moderate supply. The Barclays® Municipal Bond Index advanced 3.95% for the year, with nearly all of the rise coming in the second half of the period. Earlier in the year, the muni market faced a volatile stretch from April through June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Portfolio Manager Jamie Pagliocco:  For the year, the fund's share classes (excluding sales charges, if applicable) posted modest gains and most slightly trailed, net of fees, the 4.04% advance of the Barclays® California Enhanced Municipal Bond Index. I sought to generate attractive tax-exempt income for the fund and protect shareholder capital, evaluating bonds based on both their yields and potential for price appreciation. Given the small differential between the fund’s performance and that of the benchmark, net of fees, the influence of various wins and losses was minor. No major variation stemmed from sector allocation, yield-curve positioning or credit-quality allocation. That said, the fund’s overweighting in premium bonds rated A or lower hurt slightly. Securities structured in the manner lagged the benchmark because they fell out of favor during a period when investors increasingly worried that some premium bonds would be called (redeemed) by their issuers at par value, rather than the premium price at which the bonds were trading at the time. I believe investors also were a bit wary of lower-quality investment-grade bonds, given uncertainty related to interest rates and the economy. In contrast, the fund’s overweighting in zero-coupon bonds helped performance versus the benchmark. Their strong performance stemmed from their higher yields – a lure for investors given the low-rate environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Sectors as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	43.8	46.8
Escrowed/Pre-Refunded	11.1	10.6
Special Tax	10.4	10.2
Health Care	9.5	9.8
Transportation	8.2	7.7

Weighted Average Maturity as of February 29, 2016

6 months ago
Years	6.2	6.2

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of February 29, 2016

6 months ago
Years	6.1	6.5

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of February 29, 2016
AAA	4.5%
AA,A	81.4%
BBB	6.2%
BB and Below	0.2%
Not Rated	2.8%
Short-Term Investments and Net Other Assets	4.9%

As of August 31, 2015
AAA	3.1%
AA,A	83.9%
BBB	6.5%
BB and Below	1.0%
Not Rated	3.1%
Short-Term Investments and Net Other Assets	2.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments February 29, 2016

Showing Percentage of Net Assets

Municipal Bonds - 95.1%
	Principal Amount (000s)	Value (000s)
California - 94.8%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.):
Series 2009 B, 6.25% 8/1/39	$3,000	$3,470
Series 2012 A:
5% 8/1/24	1,050	1,243
5% 8/1/25	1,245	1,462
5% 8/1/27	300	348
5% 8/1/28	400	462
ABC Unified School District Series 1997 C:
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,780	1,648
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,760	2,107
Alameda Corridor Trans. Auth. Rev.:
Series 2004 A:
0% 10/1/19	8,550	7,946
5.3% 10/1/23 (AMBAC Insured)	935	997
5.4% 10/1/24 (AMBAC Insured)	4,585	4,894
5.45% 10/1/25 (AMBAC Insured)	5,160	5,509
Series 2013 A:
5% 10/1/24	7,750	9,475
5% 10/1/25	5,245	6,359
Alameda County Ctfs. of Prtn.:
(Santa Rita Jail Proj.) Series 2007 A:
5% 12/1/18 (AMBAC Insured)	2,645	2,841
5% 12/1/20 (AMBAC Insured)	2,810	3,017
Series 1989, 0% 6/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,310	2,274
Anaheim Pub. Fing. Auth. Lease Rev. (Anaheim Pub. Impt. Proj.):
Series 1997 A, 6% 9/1/24 (FSA Insured)	1,000	1,254
Series 1997 C:
0% 9/1/19 (FSA Insured)	1,285	1,229
0% 9/1/22 (FSA Insured)	5,150	4,523
Anaheim Pub. Fing. Auth. Rev. Series 2007 A, 4.5% 10/1/32	10,000	10,333
Antioch Unified School District (School Facilities Impt. District #1 Proj.) Series 2008 B, 5.75% 8/1/24 (Assured Guaranty Corp. Insured)	1,000	1,152
Auburn Union School District Ctfs. of Prtn.:
5% 6/1/38 (Assured Guaranty Corp. Insured)	910	919
5% 6/1/38 (Pre-Refunded to 6/1/16 @ 100)	4,705	4,759
Banning Unified School District Gen. Oblig. Series 2006 A, 5% 8/1/31 (Berkshire Hathaway Assurance Corp. Insured)	5,190	5,482
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Bonds:
1.5%, tender 4/2/18 (a)	1,000	1,011
1.875%, tender 4/1/19 (a)	6,250	6,373
Series 2009 F1, 5.625% 4/1/44 (Pre-Refunded to 4/1/19 @ 100)	5,500	6,318
Series 2014 E, 2% 4/1/34	6,000	6,159
Beverly Hills Fin. Auth. Rev. (2007 Rfdg. Proj.) Series A:
5% 6/1/24	3,235	3,875
5% 6/1/25	4,355	5,214
5% 6/1/27	2,755	3,286
5% 6/1/28	3,045	3,636
Burbank Unified School District:
Series 1997 B, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,835	3,573
Series 1997 C, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,865	5,429
Cabrillo Unified School District Series A:
0% 8/1/17 (AMBAC Insured)	1,000	973
0% 8/1/18 (AMBAC Insured)	2,000	1,900
California Dept. of Wtr. Resources:
(Central Valley Proj.) Series AM, 5% 12/1/21	4,000	4,888
Series AI, 5% 12/1/25	2,700	3,263
California Dept. of Wtr. Resources Pwr. Supply Rev. 5% 5/1/22	5,000	6,132
California Econ. Recovery Series 2009 A:
5% 7/1/19 (Escrowed to Maturity)	1,725	1,969
5% 7/1/22 (Pre-Refunded to 7/1/16 @ 100)	3,800	3,859
5.25% 7/1/21 (Pre-Refunded to 7/1/19 @ 100)	13,130	15,092
5.25% 7/1/21 (Pre-Refunded to 7/1/19 @ 100)	7,480	8,598
California Edl. Facilities Auth. Rev.:
(Claremont Graduate Univ. Proj.) Series 2008 A:
6% 3/1/33 (Pre-Refunded to 3/1/18 @ 100)	1,000	1,106
6% 3/1/38 (Pre-Refunded to 3/1/18 @ 100)	1,000	1,106
(Loyola Marymount Univ. Proj.):
Series 2001 A, 0% 10/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,280	2,270
Series 2010 A, 5% 10/1/25	5,860	6,633
(Pomona College Proj.) Series 2005 A, 0% 7/1/38	3,155	1,422
(Santa Clara Univ. Proj.) Series 1999, 5.25% 9/1/26 (AMBAC Insured)	7,910	10,146
(Univ. of Southern California Proj.) Series 2007 A, 4.75% 10/1/37	6,000	6,329
Series 2009, 5% 1/1/39 (Pre-Refunded to 1/1/19 @ 100)	2,700	3,024
5% 2/1/17	790	819
5% 2/1/17 (Escrowed to Maturity)	210	219
California Enterprise Dev. Auth. (The Thacher School Proj.) Series 2010:
4% 9/1/20	860	947
4% 9/1/21	1,000	1,097
4% 9/1/22	740	808
4% 9/1/23	1,080	1,179
4% 9/1/24	1,125	1,227
5% 9/1/19	400	455
5% 9/1/39	5,000	5,568
California Gen. Oblig.:
Series 2007:
5.625% 5/1/20	85	85
5.625% 5/1/26	120	121
5.75% 5/1/30	90	90
Series 2015, 5% 3/1/27	33,665	41,598
4.5% 8/1/30	3,250	3,361
5% 9/1/17 (Pre-Refunded to 3/1/16 @ 100)	750	750
5% 3/1/19	3,000	3,264
5% 9/1/21	1,000	1,206
5% 8/1/22	1,500	1,562
5% 10/1/22	1,355	1,550
5% 11/1/22	1,600	1,720
5% 11/1/22 (XL Cap. Assurance, Inc. Insured)	2,800	3,010
5% 12/1/22	3,500	3,775
5% 3/1/26 (Pre-Refunded to 3/1/16 @ 100)	2,800	2,800
5% 10/1/26	6,065	7,493
5% 9/1/32	9,400	11,314
5% 10/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10	10
5.25% 10/1/17	105	105
5.25% 9/1/23	7,200	8,729
5.25% 4/1/27	5	5
5.25% 4/1/29	5	5
5.25% 12/1/33	105	105
5.25% 4/1/35	3,500	4,183
5.25% 3/1/38	11,375	12,325
5.5% 4/1/28	5	5
5.5% 8/1/29	7,790	8,671
5.5% 4/1/30	25	25
5.5% 11/1/34	2,535	2,931
5.5% 11/1/39	1,810	2,088
6% 4/1/18	1,570	1,744
6% 3/1/33	20,050	23,914
6% 4/1/38	1,190	1,366
6.5% 4/1/33	11,650	13,572
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2009 E, 5.625% 7/1/25	11,000	12,641
(Children's Hosp. of Orange County Proj.) Series 2012 A:
5% 11/15/22	2,500	2,937
5% 11/15/23	2,000	2,328
5% 11/15/24	4,500	5,190
5% 11/15/34	3,150	3,473
(Providence Health and Svcs. Proj.):
Series 2009 B, 5.5% 10/1/39	2,000	2,263
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	90	103
6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	4,910	5,643
(Scripps Health Proj.) Series 2010 A, 5% 11/15/36	3,000	3,357
(Stanford Hosp. & Clinics Proj.) Series 2010 B, 5.75% 11/15/31	4,600	5,526
Series 2008 A3, 5.5% 11/15/40	3,090	3,703
Series 2011 A, 5% 3/1/20	3,250	3,748
Series 2011 D:
5% 8/15/22	900	1,084
5% 8/15/23	700	841
5% 8/15/24	1,250	1,497
5% 8/15/25	2,000	2,389
5% 2/1/40	5,000	5,615
California Health Facilities Fng Auth. Series 2016 A, 5% 11/15/46	10,000	11,599
California Infrastructure & Econ. Dev. Bank Rev.:
(California Science Ctr. Phase II Proj.) Series 2006 B, 5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	1,007
(Performing Arts Ctr. of Los Angeles County Proj.) Series 2007:
5% 12/1/27	1,080	1,157
5% 12/1/32	1,000	1,066
5% 12/1/42	3,000	3,173
California Muni. Fin. Auth. Ctfs. of Prtn.:
(Cmnty. Hospitals of Central California Obligated Group Proj.) Series 2009, 5.5% 2/1/39	5,000	5,473
5.25% 2/1/37	1,465	1,510
5.25% 2/1/37 (Pre-Refunded to 2/1/17 @ 100)	1,035	1,080
California Muni. Fin. Auth. Rev.:
(Eisenhower Med. Ctr. Proj.) Series 2010 A:
5% 7/1/19	300	332
5% 7/1/20	500	561
5.125% 7/1/23	1,150	1,275
5.75% 7/1/40	5,155	5,623
(Loma Linda Univ. Proj.) Series 2007, 5% 4/1/22	1,090	1,137
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev.:
(U.S.A. Waste Svcs., Inc. Proj.) Series 1998 A, 1.5% 6/1/18 (b)	1,920	1,913
Bonds (Waste Mgmt., Inc. Proj.) Series 2002 C, 3.25%, tender 6/3/24 (a)(b)	7,500	7,928
California Pub. Works Board Lease Rev.:
(California Cmnty. College Projs.) Series 1998 A, 5.25% 12/1/16	4,400	4,417
(California State Univ. Proj.) Series 2006 G:
5% 11/1/20	1,825	1,875
5% 11/1/21	2,020	2,076
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/29	7,000	8,347
(Dept. of Corrections & Rehab. Proj.):
Series 2006 F, 5% 11/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	2,061
Series 2011 C:
5% 10/1/27	9,530	11,269
5.25% 10/1/24	4,170	5,033
5.25% 10/1/25	2,875	3,451
5.75% 10/1/31	4,000	4,849
(Dept. of Corrections State Prison Proj.) Series A, 5% 12/1/19	2,710	2,994
(Office of Emergency Svcs. Proj.) Series 2007 A, 5% 3/1/20	3,335	3,474
(Porterville Developmental Ctr. Hsg. Expansion and Recreation Complex Proj.) Series 2009 C, 6.25% 4/1/34	5,900	6,819
(UC Irvine Med. Ctr. Replacement Hosp. Proj.) Series 2008 A, 5% 3/1/33 (Pre-Refunded to 3/1/18 @ 100)	1,625	1,766
(Univ. of California Research Proj.) Series 2006 E:
5% 10/1/23 (Pre-Refunded to 10/1/16 @ 100)	2,410	2,476
5.25% 10/1/21 (Pre-Refunded to 10/1/16 @ 100)	2,900	2,983
(Univ. Proj.) Series 2012 D:
5% 9/1/24	1,700	2,070
5% 9/1/24	1,865	2,271
(Various Cap. Projs.):
Series 2012 A:
5% 4/1/24	1,000	1,208
5% 4/1/25	5,300	6,387
Series 2012 G, 5% 11/1/25	2,500	3,014
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/22	3,000	3,603
5% 12/1/23	2,800	3,353
Series 2009 G1, 5.75% 10/1/30	1,800	2,076
Series 2009 I:
5.5% 11/1/23	1,535	1,770
6.125% 11/1/29	1,200	1,407
6.25% 11/1/21	2,000	2,366
6.375% 11/1/34	3,000	3,562
California State Univ. Rev. Series 2009 A:
5.75% 11/1/25	3,675	4,237
5.75% 11/1/28	6,525	7,516
6% 11/1/40	7,240	8,312
California Statewide Cmntys. Dev. Auth. Rev.:
(Adventist Health Sys. Proj.) Series 2007 B, 5% 3/1/37 (Assured Guaranty Corp. Insured)	5,030	5,337
(Cottage Health Sys. Obligated Group Proj.) Series 2010, 5.25% 11/1/30	3,000	3,419
(Enloe Health Sys. Proj.) Series 2008 B:
5% 8/15/16	125	128
5% 8/15/19 (Pre-Refunded to 8/15/18 @ 100)	50	55
5.75% 8/15/38 (Pre-Refunded to 8/15/18 @ 100)	3,000	3,377
6.25% 8/15/33 (Pre-Refunded to 8/15/18 @ 100)	2,500	2,844
(Kaiser Permanente Health Sys. Proj.):
Series 2001 C, 5.25% 8/1/31	3,215	3,273
Series 2007 A:
4.75% 4/1/33	2,000	2,078
5% 4/1/31	4,900	5,101
(St. Joseph Health Sys. Proj.) Series 2007 C, 5.75% 7/1/47 (FGIC Insured)	9,255	10,178
(Sutter Health Proj.) Series 2011 A, 6% 8/15/42	3,300	3,949
5.375% 6/1/26	2,520	2,962
6% 6/1/33	3,020	3,620
Carlsbad Unified School District Series 2009 B:
0% 5/1/16	1,365	1,364
0% 5/1/17	1,155	1,147
0% 5/1/18	1,335	1,312
0% 5/1/19	1,000	970
0% 5/1/34 (c)	5,300	5,310
Chino Basin Reg'l. Fing. Auth. Rev. (Inland Empire Util. Agcy. Proj.) Series 2008 A:
5% 11/1/24 (AMBAC Insured)	1,000	1,072
5% 11/1/25 (AMBAC Insured)	3,820	4,095
5% 11/1/33 (AMBAC Insured)	5,000	5,332
Chula Vista Ind. Dev. Rev. (San Diego Gas & Elec. Co. Proj.) Series B, 5.875% 2/15/34	5,000	5,764
Contra Costa Trans. Auth. Sales Tax Rev. Series 2012 B:
5% 3/1/23 (Pre-Refunded to 3/1/20 @ 100)	1,500	1,745
5% 3/1/24 (Pre-Refunded to 3/1/20 @ 100)	2,000	2,327
5% 3/1/25 (Pre-Refunded to 3/1/20 @ 100)	2,000	2,327
Corona-Norco Unified School District:
Series 2013 A:
5% 9/1/25	645	748
5% 9/1/28	1,250	1,418
5% 9/1/32	1,125	1,251
5% 9/1/35	585	641
Series A:
5% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	1,470	1,563
5% 8/1/25 (Pre-Refunded to 8/1/17 @ 100)	1,435	1,526
5% 8/1/26 (Pre-Refunded to 8/1/17 @ 100)	2,000	2,126
5% 8/1/27 (Pre-Refunded to 8/1/17 @ 100)	1,785	1,898
5% 8/1/31 (Pre-Refunded to 8/1/17 @ 100)	5,000	5,316
Ctr. Unified School District Series 1997 C:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,917
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,010	1,842
Cucamonga County Wtr. District 5% 9/1/36 (Pre-Refunded to 9/1/16 @ 100)	2,890	2,957
Cupertino California Union School District 5% 8/1/19	1,120	1,280
Davis Spl. Tax Rev. Series 2007:
5% 9/1/18 (AMBAC Insured)	835	877
5% 9/1/20 (AMBAC Insured)	925	968
5% 9/1/22 (AMBAC Insured)	1,020	1,064
Desert Sands Unified School District Series 2013 B:
5% 6/1/27	2,000	2,422
5% 6/1/28	2,000	2,403
5% 6/1/29	1,650	1,966
5% 6/1/30	2,500	2,955
5% 6/1/31	1,750	2,053
Desert Sands Union School District Ctfs. of Prtn.:
5.75% 3/1/24 (Pre-Refunded to 3/1/18 @ 100)	2,000	2,205
6% 3/1/20 (Pre-Refunded to 3/1/18 @ 100)	1,000	1,107
El Dorado County Gen. Oblig. 5% 9/1/23	1,360	1,621
Elk Grove Fin. Auth. Spl. Tax Rev. Series 2015:
5% 9/1/27	1,940	2,324
5% 9/1/28	4,125	4,900
5% 9/1/29	4,325	5,110
5% 9/1/30 (Build America Mutual Assurance Insured)	1,135	1,333
5% 9/1/31 (Build America Mutual Assurance Insured)	1,750	2,042
5% 9/1/32 (Build America Mutual Assurance Insured)	1,615	1,873
Elk Grove Unified School District Spl. Tax (Cmnty. Facilities District #1 Proj.) 6.5% 12/1/24 (AMBAC Insured)	4,025	4,718
Empire Union School District Spl. Tax (Cmnty. Facilities District No. 1987 Proj.) Series 2002 A:
0% 10/1/24 (AMBAC Insured)	1,665	1,260
0% 10/1/25 (AMBAC Insured)	1,665	1,202
Encinitas Union School District Series 1996, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	914
Escondido Union High School District:
Series 2008 A:
0% 8/1/33 (Assured Guaranty Corp. Insured)	5,655	3,028
0% 8/1/34 (Assured Guaranty Corp. Insured)	3,500	1,824
0% 11/1/16 (Escrowed to Maturity)	3,500	3,492
Fillmore Pub. Fing. Auth. Rev. (Wtr. Recycling Fing. Proj.) Series 2007, 5% 5/1/37 (CIFG North America Insured)	2,500	2,603
Folsom Cordova Unified School District School Facilities Impt. District #1 Series A, 0% 10/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	1,210
Foothill-De Anza Cmnty. College District:
Series 1999 A:
0% 8/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,365	5,210
0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,425	6,140
Series 1999 B, 0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,240
Gilroy School Facilities Fing. Series 2013 A, 5% 8/1/46	10,000	11,172
Glendora Unified School District Series 2005 A, 5.25% 8/1/26 (Pre-Refunded to 8/1/16 @ 100)	1,000	1,020
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 5% 6/1/30	6,000	7,093
Golden West Schools Fing. Auth. Rev. Series A, 0% 8/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,750	2,644
Irvine Reassessment District 12-1 Ltd. Oblig.:
4% 9/2/21	1,750	1,948
5% 9/2/23	1,000	1,171
5% 9/2/24	825	979
5% 9/2/25	500	579
5% 9/2/26	800	940
La Quinta Redev. Agcy.:
(La Quinta Redev. Proj. Areas No. 1 and 2) Series 2014 A:
5% 9/1/24	1,200	1,500
5% 9/1/25	1,700	2,103
5% 9/1/26	1,860	2,276
5% 9/1/27	1,725	2,094
5% 9/1/28	1,000	1,206
5% 9/1/29	1,250	1,494
Series 2013 A:
5% 9/1/24	3,830	4,484
5% 9/1/25	4,085	4,743
5% 9/1/26	4,105	4,754
Ladera Ranch Cmnty. Facilities District 2004-1 Series 2014 A:
5% 8/15/27	1,765	2,013
5% 8/15/28	1,960	2,224
5% 8/15/29	4,225	4,771
5% 8/15/30	4,555	5,119
Laguna Beach Unified School District Gen. Oblig. (Election of 2001 Proj.):
5% 8/1/21	405	477
5% 8/1/22	450	529
5% 8/1/23	485	570
5% 8/1/24	1,000	1,175
5% 8/1/26	1,370	1,609
5% 8/1/28	760	889
Lancaster Fing. Auth. Tax Allocation Rev. 5% 2/1/31 (AMBAC Insured)	3,420	3,482
Loma Linda Hosp. Rev. (Loma Linda Univ. Med. Ctr. Proj.) Series 2008 A, 8.25% 12/1/38 (Pre-Refunded to 12/1/17 @ 100)	4,400	4,979
Long Beach Bond Fin. Auth. Lease Series 2012 A:
5% 8/1/24	1,000	1,189
5% 8/1/25	1,000	1,188
5% 8/1/26	1,000	1,188
5% 8/1/27	1,000	1,184
5% 8/1/28	1,000	1,180
5% 8/1/29	1,000	1,178
5% 8/1/30	1,000	1,175
5% 8/1/31	1,000	1,172
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev. Series 2007 A, 5.25% 11/15/21	3,790	4,464
Long Beach Cmnty. College:
0% 6/1/28 (Escrowed to Maturity)	530	403
0% 6/1/28 (FSA Insured)	2,995	2,120
0% 6/1/31 (Escrowed to Maturity)	1,465	994
0% 6/1/31 (FSA Insured)	8,285	5,083
Long Beach Hbr. Rev. Series 2010 B, 5% 5/15/22	2,735	3,181
Long Beach Unified School District:
Series 2008 A, 5.25% 8/1/33	6,725	7,662
Series A, 5.75% 8/1/33	2,800	3,247
Los Angeles Cmnty. College District:
Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	10,025	11,791
Series 2009 A, 5.5% 8/1/29 (Pre-Refunded to 8/1/19 @ 100)	1,000	1,159
Series 2010 C, 5.25% 8/1/39	1,300	1,513
Series 2015 A, 5% 8/1/29	7,000	8,552
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/21 (AMBAC Insured)	2,805	2,814
Los Angeles County Ctfs. of Prtn.:
(Disney Concert Hall Parking Garage Proj.):
5% 9/1/22	2,000	2,437
5% 3/1/23	1,600	1,957
(Disney Parking Proj.):
0% 3/1/18	3,000	2,942
0% 3/1/19	3,200	3,090
0% 3/1/20	1,000	947
Los Angeles County Metropolitan Trans. Auth. Sales Tax Rev. Series 2013 A, 5% 7/1/21	6,200	7,501
Los Angeles County Reg'l. Fin. Auth. (MonteCedro, Inc. Proj.) Series 2014 A, 5% 11/15/44	2,250	2,570
Los Angeles Dept. Arpt. Rev.:
Series 2006 A:
5% 5/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	1,000	1,009
5% 5/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	3,990	4,026
5% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	1,410	1,423
Series 2015 A:
5% 5/15/24 (b)	795	975
5% 5/15/25 (b)	2,250	2,776
5% 5/15/26 (b)	1,705	2,083
5% 5/15/27 (b)	1,250	1,509
5% 5/15/28 (b)	1,250	1,491
5% 5/15/29 (b)	1,575	1,865
5% 5/15/30 (b)	1,400	1,649
Series 2015 D:
5% 5/15/28 (b)	1,950	2,325
5% 5/15/29 (b)	2,550	3,020
5% 5/15/30 (b)	2,000	2,356
5% 5/15/31 (b)	2,540	2,979
Los Angeles Dept. of Wtr. & Pwr. Elec. Plant Rev.:
4.75% 8/15/16 (Escrowed to Maturity)	1,395	1,399
4.75% 10/15/20 (Escrowed to Maturity)	150	150
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A:
5% 7/1/28	3,400	4,188
5% 7/1/30	19,905	24,176
Los Angeles Hbr. Dept. Rev. 7.6% 10/1/18 (Escrowed to Maturity)	4,365	4,808
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2008 A, 5% 9/1/22	5,500	6,088
Series 2012 C, 5% 3/1/26	3,000	3,585
Series 2014 A:
5% 5/1/24	325	400
5% 5/1/25	540	658
5% 5/1/29	500	598
5% 5/1/30	1,000	1,188
5% 5/1/31	1,555	1,833
Series 2014 B:
5% 5/1/24	200	246
5% 5/1/25	225	274
5% 5/1/29	500	598
5% 5/1/30	400	475
5% 5/1/31	400	471
Los Angeles Unified School District:
Series 2007 A1, 4.5% 1/1/28	6,900	7,232
Series 2011 A1, 5% 7/1/21	7,110	8,578
Los Angeles Wastewtr. Sys. Rev.:
Series 2009 A:
5.75% 6/1/34	4,455	5,130
5.75% 6/1/34 (Pre-Refunded to 6/1/19 @ 100)	5,545	6,444
Series 2012 B, 5% 6/1/28	4,800	5,772
M-S-R Pub. Pwr. Agcy. San Juan Proj. Rev. Series D, 6.75% 7/1/20 (Escrowed to Maturity)	1,020	1,156
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	3,425	3,813
Malibu Gen. Oblig. Ctfs. of Prtn. (City Hall Proj.) Series A:
5% 7/1/32	500	559
5% 7/1/39	4,095	4,537
Marina Coast Wtr. District Ctfs. Prtn. Series 2006, 5% 6/1/37 (Pre-Refunded to 6/1/16 @ 100)	3,500	3,540
Merced Union High School District Series A, 0% 8/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100	948
Modesto Elementary School District, Stanislaus County Series A:
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,820
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,175
Modesto Gen. Oblig. Ctfs. of Prtn.:
(Cmnty. Ctr. Refing. Proj.) Series A, 5% 11/1/23 (AMBAC Insured)	2,225	2,364
(Golf Course Refing. Proj.) Series B, 5% 11/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,440	1,530
Modesto Irrigation District Ctfs. of Prtn.:
(Cap. Impts. Proj.) Series 2004 B, 5.5% 7/1/35	3,800	4,159
(Geysers Geothermal Pwr. Proj.) Series 1986 A, 5% 10/1/17 (Escrowed to Maturity)	5,000	5,197
Monrovia Unified School District Series B, 0% 8/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	1,267
Montebello Unified School District Series 2001, 0% 6/1/26 (FSA Insured)	1,580	1,173
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. 5% 8/1/18 (AMBAC Insured)	3,580	3,783
Moreland School District Series 2003 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,485	1,035
Murrieta Pub. Fing. Auth. Spl. Tax Series 2012:
5% 9/1/23	1,650	1,925
5% 9/1/25	1,000	1,154
5% 9/1/26	1,155	1,325
Murrieta Valley Unified School District:
Series 2008, 0% 9/1/32 (FSA Insured)	5,000	2,731
Series 2015:
4% 9/1/24 (FSA Insured)	330	387
5% 9/1/24 (FSA Insured)	1,000	1,250
5% 9/1/25 (FSA Insured)	680	847
5% 9/1/25 (FSA Insured)	1,400	1,743
5% 9/1/26 (FSA Insured)	500	614
5% 9/1/26 (FSA Insured)	1,500	1,841
5% 9/1/27 (FSA Insured)	455	552
Natomas Unified School District Series 2007, 5.25% 8/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,150	5,462
New Haven Unified School District:
12% 8/1/16 (FSA Insured)	1,500	1,573
12% 8/1/17 (FSA Insured)	1,000	1,162
North City West School Facilities Fing. Auth. Spl. Tax:
Series 2005 B, 5.25% 9/1/23 (AMBAC Insured)	1,530	1,892
Series 2006 C:
5% 9/1/16 (AMBAC Insured)	1,000	1,022
5% 9/1/17 (AMBAC Insured)	2,735	2,906
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 1986 A, 7.5% 7/1/23 (Pre-Refunded to 7/1/21 @ 100)	3,850	4,799
Northern California Transmission Agcy. Rev.:
5% 5/1/36 (d)	2,390	2,842
5% 5/1/37 (d)	3,500	4,155
5% 5/1/38 (d)	1,500	1,779
5% 5/1/39 (d)	1,500	1,775
Norwalk-Mirada Unified School District Series 2009 D, 0% 8/1/33 (FSA Insured)	5,700	3,036
Oakland Gen. Oblig.:
Series 2009 B, 6.25% 1/15/39 (Pre-Refunded to 1/15/19 @ 100)	3,000	3,472
Series 2012, 5% 1/15/25	3,460	4,046
Series 2015 A:
5% 1/15/28	1,225	1,493
5% 1/15/29	1,650	1,993
5% 1/15/30	1,665	1,994
5% 1/15/31	1,520	1,810
Oakland Redev. Agcy. Sub Tax Allocation (Central District Redev. Proj.) Series 1993 A, 5% 9/1/21 (Escrowed to Maturity)	790	880
Oakland Unified School District Alameda County:
Series 2009 A:
6.5% 8/1/23	2,810	3,275
6.5% 8/1/24	1,220	1,416
Series 2013:
6.25% 8/1/30	1,500	1,785
6.625% 8/1/38	5,000	5,973
Series 2015 A:
5% 8/1/30	1,250	1,470
5% 8/1/30 (FSA Insured)	1,570	1,861
5% 8/1/40	3,500	3,939
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/22	2,935	3,527
5% 2/1/23	5,000	5,903
Oceanside Unified School District Series A, 0% 8/1/31 (Assured Guaranty Corp. Insured)	5,000	2,907
Palmdale Elementary School District Spl. Tax 5.8% 8/1/29 (FSA Insured)	4,735	4,754
Placer County Union High School District Series A:
0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,871
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	913
Port of Oakland Rev.:
Series 2007 A:
5% 11/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	2,885	2,971
5% 11/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	2,185	2,338
Series 2011 O, 5% 5/1/22 (b)	4,500	5,274
Series 2012 P:
5% 5/1/22 (b)	2,500	3,002
5% 5/1/24 (b)	2,820	3,317
Poway California Redev. Agcy. Successor Series A:
5% 6/15/27	2,385	2,944
5% 6/15/28	2,190	2,677
5% 12/15/28	2,200	2,690
5% 12/15/29	4,825	5,857
5% 12/15/30	3,500	4,296
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	12,800	7,290
Series 2011, 0% 8/1/46	10,150	2,806
Series B:
0% 8/1/33	4,840	2,636
0% 8/1/35	9,000	4,477
0% 8/1/37	6,325	2,855
0% 8/1/38	20,710	8,908
0% 8/1/40	11,665	4,511
0% 8/1/41	5,130	1,885
Poway Unified School District Pub. Fing.:
3.5% 9/1/31	780	786
5% 9/15/26	940	1,064
5% 9/1/33	1,750	1,964
5% 9/1/34	1,230	1,379
5% 9/1/35	1,585	1,774
5% 9/1/36	1,410	1,576
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/25 (FSA Insured)	1,740	2,135
5% 9/1/26 (FSA Insured)	1,350	1,637
5% 9/1/27 (FSA Insured)	1,700	2,048
5% 9/1/28 (FSA Insured)	1,700	2,034
5% 9/1/29 (FSA Insured)	1,850	2,194
Rancho Mirage Joint Powers Fing. Auth. Rev. (Eisenhower Med. Ctr. Proj.) Series A, 4.875% 7/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,450	3,529
Redwood City Elementary School District Series 1997, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,825	4,406
Riverside County Trans. Commission Toll Rev.:
Series 2013 A:
5.75% 6/1/44	2,500	2,873
5.75% 6/1/48	5,000	5,728
Series 2013 B:
0% 6/1/41	5,000	1,594
0% 6/1/42	6,000	1,824
0% 6/1/43	6,500	1,883
Riverside Swr. Rev. Series 2015 A:
5% 8/1/26	1,710	2,110
5% 8/1/27	1,725	2,114
5% 8/1/28	1,935	2,355
5% 8/1/29	2,330	2,814
Rocklin Unified School District Series 2002:
0% 8/1/23 (FGIC Insured)	2,610	2,260
0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,370	5,313
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,725	5,393
0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,365	4,104
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,500	4,738
Roseville City School District Series 2002 A:
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,745	1,316
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,940	1,341
Sacramento City Fing. Auth. Lease Rev. Series 1993 A, 5.4% 11/1/20 (AMBAC Insured)	1,705	1,887
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (FGIC Insured)	6,000	4,371
Sacramento Muni. Util. District Elec. Rev. Series 2012 Y, 5% 8/15/27	2,800	3,420
San Bernardino County Ctfs. of Prtn.:
(Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	3,000	3,364
(Cap. Facilities Proj.) Series B, 6.875% 8/1/24 (Escrowed to Maturity)	8,300	11,053
(Med. Ctr. Fing. Prog.) 5.5% 8/1/22	10,000	11,702
San Bernardino Unified School District Gen. Oblig. Series 2013 A:
5% 8/1/23 (FSA Insured)	1,100	1,356
5% 8/1/24 (FSA Insured)	1,250	1,522
5% 8/1/25 (FSA Insured)	2,000	2,411
5% 8/1/27 (FSA Insured)	2,000	2,375
San Diego Cmnty. College District Series 2007, 0% 8/1/17 (FSA Insured)	3,395	3,339
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	3,300	3,968
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2005, 5.25% 7/1/16 (Escrowed to Maturity) (b)	1,400	1,421
San Diego Pub. Facilities Fing. Auth. Lease Rev.:
(Cap. Impt. Proj.) Series 2012 A, 5% 4/15/23	1,710	2,043
Series 2015 A, 5% 10/15/44	4,005	4,673
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5.25% 5/15/39	1,500	1,683
San Diego Pub. Facilities Fing. Auth. Wtr. Rev. 2009 B, 5.75% 8/1/35	3,455	3,996
San Diego Unified School District:
(Convention Ctr. Proj.) Series 2012, 0% 7/1/45	4,770	1,484
Series 2008 C:
0% 7/1/37	1,300	584
0% 7/1/40	15,985	6,202
0% 7/1/46	13,505	4,027
0% 7/1/47	4,000	1,143
Series 2008 E, 0% 7/1/47 (c)	8,700	4,810
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
(SFO Fuel Co. Proj.) Series 1997 A:
5.125% 1/1/17 (AMBAC Insured) (b)	2,100	2,111
5.25% 1/1/18 (AMBAC Insured) (b)	4,515	4,536
Second Series 32F, 5.25% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	2,849
Series 2014 A:
5% 5/1/40 (b)	1,865	2,087
5% 5/1/44 (b)	8,390	9,352
5% 5/1/27	2,310	2,913
5% 5/1/28	2,280	2,854
5% 5/1/29	1,225	1,522
5% 5/1/30	330	407
5% 5/1/32	1,000	1,216
San Francisco City & County Redev. Fing. Auth. Tax Allocation Rev. (San Francisco Redev. Projs.) Series 2009 B:
6.125% 8/1/28	1,000	1,135
6.625% 8/1/39	1,000	1,157
San Francisco City & County Redev. Spl. Tax (Mission Bay South Pub. Impt. Proj.) Series 2013 A:
4% 8/1/17	885	921
5% 8/1/19	1,115	1,242
5% 8/1/21	800	933
5% 8/1/23	1,000	1,170
5% 8/1/24	750	872
San Jacinto Unified School District:
Series 2007, 5.25% 8/1/32 (Pre-Refunded to 8/1/17 @ 100)	3,080	3,285
Series 2014:
5% 8/1/25 (FSA Insured)	875	1,076
5% 8/1/26 (FSA Insured)	1,055	1,284
5% 8/1/27 (FSA Insured)	1,250	1,511
5% 8/1/28 (FSA Insured)	1,250	1,499
5% 8/1/29 (FSA Insured)	3,150	3,733
5% 8/1/30 (FSA Insured)	4,070	4,760
5% 8/1/31 (FSA Insured)	650	756
San Joaquin County Ctfs. of Prtn. (County Administration Bldg. Proj.):
5% 11/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,720	3,972
5% 11/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,645	3,891
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series 1993, 0% 1/1/27 (Escrowed to Maturity)	4,000	3,187
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/25	3,500	4,239
5% 6/1/26	3,000	3,602
5% 6/1/33	9,035	10,536
San Jose Int'l. Arpt. Rev.:
Series 2007 A:
5% 3/1/17 (AMBAC Insured) (b)	1,180	1,228
5% 3/1/24 (AMBAC Insured) (b)	9,690	10,089
5% 3/1/37 (AMBAC Insured) (b)	10,000	10,356
Series 2014 A:
5% 3/1/19 (b)	500	556
5% 3/1/20 (b)	3,500	3,991
5% 3/1/21 (b)	2,750	3,209
San Leandro Unified School District Series 2006 B, 6.25% 8/1/33 (Pre-Refunded to 8/1/18 @ 100)	2,800	3,180
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/27	1,650	2,037
5% 10/1/29	675	819
5% 10/1/30	2,000	2,414
5% 10/1/31	2,310	2,767
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38	5,000	5,626
Series 2010 B, 0% 8/1/47	9,000	2,362
San Mateo County Cmnty. College District Series A, 0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,948
San Mateo County Joint Powers Fing. Auth. (Cap. Projects) Series 2009 A, 5.25% 7/15/24	5,280	6,092
San Mateo Unified School District (Election of 2000 Proj.) Series B:
0% 9/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,724
0% 9/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,490	1,187
0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,149
San Mateo-Foster City School District:
5% 8/15/22	7,755	9,573
5% 8/1/23	8,100	10,133
San Pablo Calif Redev. Agcy. Series 2014 A:
5% 6/15/25 (FSA Insured)	825	1,009
5% 6/15/26 (FSA Insured)	860	1,039
5% 6/15/27 (FSA Insured)	1,770	2,120
5% 6/15/28 (FSA Insured)	1,865	2,215
5% 6/15/29 (FSA Insured)	1,780	2,095
5% 6/15/30 (FSA Insured)	1,150	1,347
5% 6/15/31 (FSA Insured)	1,000	1,166
Sanger Unified School District 5.6% 8/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,565	2,866
Santa Clara County Fing. Auth. Rev. (El Camino Hosp. Proj.):
Series 2007 B, 5.125% 2/1/41 (Pre-Refunded to 8/1/17 @ 100)	2,000	2,130
Series 2007 C, 5.75% 2/1/41 (Pre-Refunded to 8/1/17 @ 100)	8,000	8,590
Santa Clara Elec. Rev. Series 2011 A, 6% 7/1/31	3,000	3,682
Santa Rosa Wastewtr. Rev. Series 2002 B:
0% 9/1/20 (AMBAC Insured)	4,030	3,783
0% 9/1/22 (AMBAC Insured)	2,900	2,580
0% 9/1/25 (AMBAC Insured)	6,800	5,351
Shasta Union High School District:
Series 2002, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	721
Series 2003, 0% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,340	2,211
Sonoma County Jr. College District Rev. Series 2002, 5% 8/1/26 (FSA Insured)	2,680	2,689
South Orange County Pub. Fing. Auth. Spl. Tax Rev. Series 2014 A:
5% 8/15/23	1,000	1,146
5% 8/15/26	1,975	2,247
5% 8/15/27	700	794
5% 8/15/28	1,000	1,132
Southern California Pub. Pwr. Auth. Transmission Proj. Rev. (Southern Transmission Proj.) Series 2008 B, 6% 7/1/25 (Pre-Refunded to 7/1/18 @ 100)	5,450	6,127
Southwestern Cmnty. College District Gen. Oblig. Series 2000, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,495	1,768
Stockton Unified School District Gen. Oblig.:
Series 2012 A:
5% 8/1/24 (FSA Insured)	300	373
5% 8/1/25 (FSA Insured)	750	919
5% 8/1/27 (FSA Insured)	265	317
5% 8/1/28 (FSA Insured)	510	605
5% 8/1/38 (FSA Insured)	2,500	2,810
5% 8/1/42 (FSA Insured)	4,650	5,183
5% 7/1/23 (FSA Insured)	1,270	1,537
5% 7/1/24 (FSA Insured)	1,350	1,626
5% 7/1/25 (FSA Insured)	1,060	1,270
5% 7/1/26 (FSA Insured)	1,110	1,322
5% 7/1/27 (FSA Insured)	1,065	1,262
5% 1/1/29 (FSA Insured)	600	704
Successor Agcy. To The Redev. Agcy. of Pittsburg:
(Los Medanos Cmnty. Dev. Proj. Series 2016 A:
5% 9/1/24 (FSA Insured)	2,440	2,979
5% 9/1/25 (FSA Insured)	3,500	4,292
5% 9/1/26 (FSA Insured)	8,000	9,861
5% 9/1/27 (FSA Insured)	4,000	4,881
5% 9/1/28 (FSA Insured)	3,500	4,235
(Los Medanos Cmnty. Dev. Proj.) Series 2016 A, 5% 9/1/29 (FSA Insured)	2,000	2,400
Sweetwater Union High School District:
Series 2008 A, 5.625% 8/1/47 (FSA Insured)	16,900	18,107
5% 9/1/21	4,705	5,614
Torrance Gen. Oblig. Rev. (Torrance Memorial Med. Ctr. Proj.) Series A, 5% 9/1/40	5,660	6,167
Torrance Hosp. Rev. (Torrance Memorial Med. Ctr. Proj.) Series 2001 A:
5.5% 6/1/31	2,350	2,394
6% 6/1/22	1,100	1,118
Torrance Unified School District Series 2008 Z, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	5,000	5,881
Tracy Operating Partnership Joint Powers Auth. Rev. 6.375% 10/1/38 (Assured Guaranty Corp. Insured)	5,000	5,619
Tulare Swr. Rev. Series 2015:
5% 11/15/24 (FSA Insured)	820	1,033
5% 11/15/25 (FSA Insured)	800	1,015
5% 11/15/26 (FSA Insured)	965	1,210
5% 11/15/27 (FSA Insured)	1,500	1,861
5% 11/15/28 (FSA Insured)	1,165	1,431
Turlock Irrigation District Rev. Series 2011, 5.5% 1/1/41	10,000	11,558
Union Elementary School District Series A:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	973
0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,995	2,729
Univ. of California Regents Med. Ctr. Pool Rev.:
Series 2010 G:
4% 5/15/19	1,305	1,441
4% 5/15/20	615	693
5% 5/15/19	2,830	3,214
Series 2013 J, 5% 5/15/48	7,300	8,169
Univ. of California Revs.:
(Ltd. Proj.) Series 2007 D, 5% 5/15/25 (Pre-Refunded to 5/15/16 @ 101)	4,250	4,334
Series 2009 O, 5.75% 5/15/34 (Pre-Refunded to 5/15/19 @ 100)	9,900	11,469
Vacaville Unified School District Series 2014 C:
5% 8/1/23 (Build America Mutual Assurance Insured)	930	1,160
5% 8/1/24 (Build America Mutual Assurance Insured)	1,045	1,318
5% 8/1/25 (Build America Mutual Assurance Insured)	1,165	1,446
5% 8/1/26 (Build America Mutual Assurance Insured)	1,295	1,594
5% 8/1/30	6,710	8,060
Ventura County Cmnty. College District Series C, 5.5% 8/1/33 (Pre-Refunded to 8/1/18 @ 100)	7,700	8,596
Ventura County Pub. Fing. Auth. Series 2013 A:
5% 11/1/24	1,000	1,225
5% 11/1/25	1,000	1,222
5% 11/1/26	1,000	1,219
Vista Gen. Oblig. Ctfs. of Prtn. 5% 5/1/20 (Pre-Refunded to 5/1/17 @ 100)	2,120	2,225
Walnut Valley Unified School District Series D:
0% 8/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,875	1,744
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,715	1,562
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	719
Washington Township Health Care District Gen. Oblig. Series 2013 B:
5% 8/1/43	5,000	5,585
5.5% 8/1/38	1,500	1,766
5.5% 8/1/40	5,000	5,838
Washington Township Health Care District Rev.:
Series 2009 A:
6% 7/1/29	3,000	3,341
6.25% 7/1/39	7,015	7,826
Series 2010 A, 5.5% 7/1/38	3,100	3,304
Series A:
5% 7/1/23	1,460	1,527
5% 7/1/25	1,665	1,739
West Contra Costa Unified School District:
(Election of 2005 Proj.) Series B, 5.625% 8/1/35 (Berkshire Hathaway Assurance Corp. Insured)	1,500	1,664
Series 2012, 5% 8/1/32	8,265	9,583
Series 2014 A:
5% 8/1/23	365	453
5% 8/1/24	2,195	2,755
5% 8/1/25	2,555	3,181
5% 8/1/26	2,550	3,148
5% 8/1/27	1,150	1,407
5% 8/1/28	1,000	1,211
5% 8/1/29	1,675	2,009
Western Riverside County Trust & Wastewtr. Fin. Auth.:
5.5% 9/1/34 (Assured Guaranty Corp. Insured)	1,750	2,000
5.625% 9/1/39 (Assured Guaranty Corp. Insured)	2,250	2,566
Yuba City Unified School District Series A, 0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,090	1,897

TOTAL CALIFORNIA		1,892,946

Guam - 0.1%
Guam Ed. Fing. Foundation Ctfs. of Prtn. Series 2008, 5.875% 10/1/18	1,205	1,290
Virgin Islands - 0.2%
Virgin Islands Pub. Fin. Auth.:
Series 2009 A1, 5% 10/1/29	1,500	1,630
Series 2009 B, 5% 10/1/25	1,500	1,638

TOTAL VIRGIN ISLANDS		3,268

TOTAL MUNICIPAL BONDS
(Cost $1,717,408)		1,897,504
TOTAL INVESTMENT PORTFOLIO - 95.1%
(Cost $1,717,408)		1,897,504
NET OTHER ASSETS (LIABILITIES) - 4.9%		97,993
NET ASSETS - 100%		$1,995,497

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	43.8%
Escrowed/Pre-Refunded	11.1%
Special Tax	10.4%
Health Care	9.5%
Transportation	8.2%
Others* (Individually Less Than 5%)	17.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,717,408)		$1,897,504
Cash		91,610
Receivable for fund shares sold		2,379
Interest receivable		19,566
Prepaid expenses		3
Other receivables		3
Total assets		2,011,065
Liabilities
Payable for investments purchased on a delayed delivery basis	$10,592
Payable for fund shares redeemed	2,334
Distributions payable	1,786
Accrued management fee	601
Distribution and service plan fees payable	33
Other affiliated payables	156
Other payables and accrued expenses	66
Total liabilities		15,568
Net Assets		$1,995,497
Net Assets consist of:
Paid in capital		$1,830,947
Accumulated net investment loss		(43)
Accumulated undistributed net realized gain (loss) on investments		(15,503)
Net unrealized appreciation (depreciation) on investments		180,096
Net Assets		$1,995,497
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($48,448 ÷ 3,658.3 shares)		$13.24
Maximum offering price per share (100/96.00 of $13.24)		$13.79
Class T:
Net Asset Value and redemption price per share ($7,519 ÷ 566.2 shares)		$13.28
Maximum offering price per share (100/96.00 of $13.28)		$13.83
Class B:
Net Asset Value and offering price per share ($270 ÷ 20.4 shares)(a)		$13.23
Class C:
Net Asset Value and offering price per share ($26,176 ÷ 1,979.9 shares)(a)		$13.22
California Municipal Income:
Net Asset Value, offering price and redemption price per share ($1,866,066 ÷ 141,105.8 shares)		$13.22
Class I:
Net Asset Value, offering price and redemption price per share ($47,018 ÷ 3,547.7 shares)		$13.25

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended February 29, 2016
Investment Income
Interest		$72,726
Expenses
Management fee	$6,927
Transfer agent fees	1,451
Distribution and service plan fees	368
Accounting fees and expenses	351
Custodian fees and expenses	20
Independent trustees' compensation	8
Registration fees	82
Audit	57
Legal	9
Miscellaneous	32
Total expenses before reductions	9,305
Expense reductions	(28)	9,277
Net investment income (loss)		63,449
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,663
Total net realized gain (loss)		1,663
Change in net unrealized appreciation (depreciation) on investment securities		10,400
Net gain (loss)		12,063
Net increase (decrease) in net assets resulting from operations		$75,512

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$63,449	$61,767
Net realized gain (loss)	1,663	2,902
Change in net unrealized appreciation (depreciation)	10,400	73,010
Net increase (decrease) in net assets resulting from operations	75,512	137,679
Distributions to shareholders from net investment income	(63,365)	(63,616)
Distributions to shareholders from net realized gain	(148)	–
Total distributions	(63,513)	(63,616)
Share transactions - net increase (decrease)	57,633	124,704
Redemption fees	12	5
Total increase (decrease) in net assets	69,644	198,772
Net Assets
Beginning of period	1,925,853	1,727,081
End of period (including accumulated net investment loss of $43 and undistributed net investment income of $9, respectively)	$1,995,497	$1,925,853

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.16	$12.63	$13.02	$12.69	$11.64
Income from Investment Operations
Net investment income (loss)B	.390	.397	.437	.436	.464
Net realized and unrealized gain (loss)	.081	.544	(.396)	.324	1.049
Total from investment operations	.471	.941	.041	.760	1.513
Distributions from net investment income	(.390)	(.411)	(.431)	(.428)	(.463)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.391)	(.411)	(.431)	(.430)	(.463)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.24	$13.16	$12.63	$13.02	$12.69
Total ReturnD,E	3.66%	7.55%	.40%	6.08%	13.26%
Ratios to Average Net AssetsF
Expenses before reductions	.80%	.79%	.77%	.77%	.76%
Expenses net of fee waivers, if any	.80%	.79%	.77%	.77%	.76%
Expenses net of all reductions	.80%	.79%	.77%	.77%	.76%
Net investment income (loss)	2.99%	3.07%	3.47%	3.38%	3.82%
Supplemental Data
Net assets, end of period (in millions)	$48	$42	$34	$56	$53
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.20	$12.67	$13.05	$12.72	$11.67
Income from Investment Operations
Net investment income (loss)B	.399	.408	.442	.440	.463
Net realized and unrealized gain (loss)	.080	.543	(.385)	.323	1.049
Total from investment operations	.479	.951	.057	.763	1.512
Distributions from net investment income	(.398)	(.421)	(.437)	(.432)	(.462)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.399)	(.421)	(.437)	(.433)C	(.462)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$13.28	$13.20	$12.67	$13.05	$12.72
Total ReturnE,F	3.72%	7.61%	.53%	6.09%	13.21%
Ratios to Average Net AssetsG
Expenses before reductions	.74%	.72%	.71%	.75%	.78%
Expenses net of fee waivers, if any	.74%	.72%	.71%	.75%	.78%
Expenses net of all reductions	.74%	.72%	.71%	.74%	.78%
Net investment income (loss)	3.04%	3.14%	3.52%	3.41%	3.81%
Supplemental Data
Net assets, end of period (in millions)	$8	$7	$6	$6	$5
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.433 per share is comprised of distributions from net investment income of $.4316 and distributions from net realized gain of $.0016 per share.

 D Amount represents less than $.0005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$12.62	$13.01	$12.68	$11.63
Income from Investment Operations
Net investment income (loss)B	.314	.323	.360	.358	.388
Net realized and unrealized gain (loss)	.080	.543	(.394)	.325	1.051
Total from investment operations	.394	.866	(.034)	.683	1.439
Distributions from net investment income	(.313)	(.336)	(.356)	(.351)	(.389)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.314)	(.336)	(.356)	(.353)	(.389)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.23	$13.15	$12.62	$13.01	$12.68
Total ReturnD,E	3.05%	6.94%	(.20)%	5.45%	12.58%
Ratios to Average Net AssetsF
Expenses before reductions	1.38%	1.37%	1.37%	1.37%	1.38%
Expenses net of fee waivers, if any	1.38%	1.37%	1.37%	1.37%	1.38%
Expenses net of all reductions	1.38%	1.37%	1.37%	1.37%	1.38%
Net investment income (loss)	2.40%	2.49%	2.87%	2.78%	3.21%
Supplemental Data
Net assets, end of period (in millions)	$–	$1	$1	$1	$2
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.14	$12.61	$13.00	$12.67	$11.62
Income from Investment Operations
Net investment income (loss)B	.292	.300	.337	.337	.369
Net realized and unrealized gain (loss)	.080	.544	(.393)	.325	1.051
Total from investment operations	.372	.844	(.056)	.662	1.420
Distributions from net investment income	(.291)	(.314)	(.334)	(.330)	(.370)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.292)	(.314)	(.334)	(.332)	(.370)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.22	$13.14	$12.61	$13.00	$12.67
Total ReturnD,E	2.88%	6.76%	(.37)%	5.28%	12.42%
Ratios to Average Net AssetsF
Expenses before reductions	1.55%	1.54%	1.54%	1.54%	1.53%
Expenses net of fee waivers, if any	1.55%	1.54%	1.54%	1.54%	1.53%
Expenses net of all reductions	1.55%	1.54%	1.54%	1.53%	1.53%
Net investment income (loss)	2.24%	2.32%	2.70%	2.62%	3.05%
Supplemental Data
Net assets, end of period (in millions)	$26	$24	$24	$24	$23
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$12.62	$13.00	$12.67	$11.63
Income from Investment Operations
Net investment income (loss)B	.434	.440	.473	.475	.499
Net realized and unrealized gain (loss)	.070	.543	(.384)	.325	1.040
Total from investment operations	.504	.983	.089	.800	1.539
Distributions from net investment income	(.433)	(.453)	(.469)	(.468)	(.499)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.434)	(.453)	(.469)	(.470)	(.499)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.22	$13.15	$12.62	$13.00	$12.67
Total ReturnD	3.93%	7.91%	.78%	6.41%	13.52%
Ratios to Average Net AssetsE
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.46%	.46%	.46%	.46%	.46%
Expenses net of all reductions	.46%	.46%	.46%	.46%	.46%
Net investment income (loss)	3.33%	3.40%	3.77%	3.69%	4.12%
Supplemental Data
Net assets, end of period (in millions)	$1,866	$1,813	$1,629	$1,855	$1,741
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$12.64	$13.03	$12.70	$11.65
Income from Investment Operations
Net investment income (loss)B	.423	.429	.463	.465	.492
Net realized and unrealized gain (loss)	.080	.543	(.394)	.324	1.049
Total from investment operations	.503	.972	.069	.789	1.541
Distributions from net investment income	(.422)	(.442)	(.459)	(.458)	(.491)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.423)	(.442)	(.459)	(.459)C	(.491)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$13.25	$13.17	$12.64	$13.03	$12.70
Total ReturnE	3.91%	7.80%	.62%	6.31%	13.51%
Ratios to Average Net AssetsF
Expenses before reductions	.55%	.55%	.54%	.54%	.53%
Expenses net of fee waivers, if any	.55%	.55%	.54%	.54%	.53%
Expenses net of all reductions	.55%	.55%	.54%	.54%	.53%
Net investment income (loss)	3.23%	3.31%	3.69%	3.61%	4.05%
Supplemental Data
Net assets, end of period (in millions)	$47	$40	$33	$33	$33
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.459 per share is comprised of distributions from net investment income of $.4578 and distributions from net realized gain of $.0016 per share.

 D Amount represents less than $.0005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity California Municipal Income Fund (the Fund) is a fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, California Municipal Income and Class I (formerly Institutional Class shares), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund may be affected by economic and political developments in the state of California.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to futures contracts and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$181,334
Gross unrealized depreciation	(66)
Net unrealized appreciation (depreciation) on securities	$181,268
Tax Cost	$1,716,236

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(14,237)
Net unrealized appreciation (depreciation) on securities and other investments	$181,268

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(12,357)
2018	(1,880)
Total capital loss carryforward	$(14,237)

At period end, the Fund was required to defer approximately $1,266 of losses on futures contracts.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28 2015
Tax-exempt Income	$63,365	$63,616
Ordinary Income	148	–
Total	$63,513	$ 63,616

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 0.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $292,601 and $197,171, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$109	$7
Class T	-%	.25%	17	–
Class B	.65%	.25%	4	3
Class C	.75%	.25%	238	34
			$368	$44

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5
Class T	2
Class C*	4
$11

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$69.16
Class T	7.10
Class B	-*	.09
Class C	38.16
California Municipal Income	1,265.07
Class I	72.16
	$1,451

* In the amount of less than five hundred dollars.

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and servicing agent for the Fund. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $20. In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Class A	$1,305	$1,157
Class T	209	206
Class B	10	18
Class C	531	544
California Municipal Income	59,893	60,514
Class I	1,417	1,177
Total	$63,365	$63,616
From net realized gain
Class A	$3	$–
Class T	1	–
Class C	2	–
California Municipal Income	138	–
Class I	4	–
Total	$148	$–

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	940	1,084	$12,339	$14,095
Reinvestment of distributions	84	71	1,095	919
Shares redeemed	(566)	(673)	(7,404)	(8,683)
Net increase (decrease)	458	482	$6,030	$6,331
Class T
Shares sold	96	65	$1,252	$834
Reinvestment of distributions	13	12	173	159
Shares redeemed	(41)	(58)	(534)	(746)
Net increase (decrease)	68	19	$891	$247
Class B
Shares sold	–(a)	–(a)	$–(b)	$3
Reinvestment of distributions	1	1	7	11
Shares redeemed	(30)	(17)	(386)	(212)
Net increase (decrease)	(29)	(16)	$(379)	$(198)
Class C
Shares sold	428	361	$5,584	$4,694
Reinvestment of distributions	31	30	408	392
Shares redeemed	(282)	(479)	(3,665)	(6,148)
Net increase (decrease)	177	(88)	$2,327	$(1,062)
California Municipal Income
Shares sold	22,729	23,587	$296,647	$305,242
Reinvestment of distributions	2,870	2,902	37,449	37,591
Shares redeemed	(22,432)	(17,675)	(292,435)	(228,780)
Net increase (decrease)	3,167	8,814	$41,661	$114,053
Class I
Shares sold	1,858	1,164	$24,309	$15,138
Reinvestment of distributions	74	63	971	817
Shares redeemed	(1,385)	(821)	(18,177)	(10,622)
Net increase (decrease)	547	406	$7,103	$5,333

 (a) In the amount of less than five hundred shares.

 (b) In the amount of less than five hundred dollars.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity California Municipal Income Fund (a fund of Fidelity California Municipal Trust) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity California Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 11, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler and Geoffrey A. von Kuhn, each of the Trustees oversees 239 funds. Ms. Acton and Mr. Engler each oversees 234 funds. Mr. von Kuhn oversees 163 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Class A	.80%
Actual		$1,000.00	$1,035.20	$4.05
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class T	.75%
Actual		$1,000.00	$1,035.40	$3.80
Hypothetical-C		$1,000.00	$1,021.13	$3.77
Class B	1.40%
Actual		$1,000.00	$1,032.20	$7.07
Hypothetical-C		$1,000.00	$1,017.90	$7.02
Class C	1.55%
Actual		$1,000.00	$1,031.40	$7.83
Hypothetical-C		$1,000.00	$1,017.16	$7.77
California Municipal Income	.46%
Actual		$1,000.00	$1,037.00	$2.33
Hypothetical-C		$1,000.00	$1,022.58	$2.31
Class I	.56%
Actual		$1,000.00	$1,036.50	$2.84
Hypothetical-C		$1,000.00	$1,022.08	$2.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2016 100% of the fund's income dividends was free from federal income tax, and 5.05% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity California Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class B, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of higher 12b-1 fees compared to most competitor funds with Class C. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class C was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	1,109,655,647.08	96.342
Withheld	42,139,659.30	3.658
TOTAL	1,151,795,306.38	100.000
John Engler
Affirmative	1,108,345,141.91	96.228
Withheld	43,450,164.47	3.772
TOTAL	1,151,795,306.38	100.000
Albert R. Gamper, Jr.
Affirmative	1,107,147,730.24	96.124
Withheld	44,647,576.14	3.876
TOTAL	1,151,795,306.38	100.000
Robert F. Gartland
Affirmative	1,109,398,746.17	96.320
Withheld	42,396,560.21	3.680
TOTAL	1,151,795,306.38	100.000
Abigail P. Johnson
Affirmative	1,107,952,258.73	96.194
Withheld	43,843,047.65	3.806
TOTAL	1,151,795,306.38	100.000
Arthur E. Johnson
Affirmative	1,108,233,867.16	96.218
Withheld	43,561,439.22	3.782
TOTAL	1,151,795,306.38	100.000
Michael E. Kenneally
Affirmative	1,108,319,323.07	96.226
Withheld	43,475,983.31	3.774
TOTAL	1,151,795,306.38	100.000
James H. Keyes
Affirmative	1,106,387,796.89	96.058
Withheld	45,407,509.49	3.942
TOTAL	1,151,795,306.38	100.000
Marie L. Knowles
Affirmative	1,108,111,544.00	96.208
Withheld	43,683,762.38	3.792
TOTAL	1,151,795,306.38	100.000
Geoffrey A. von Kuhn
Affirmative	1,106,922,424.62	96.105
Withheld	44,872,881.76	3.895
TOTAL	1,151,795,306.38	100.000
Proposal 1 reflects trust wide proposal and voting results.

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Fidelity® California Limited Term Tax-Free Bond Fund Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® California Limited Term Tax-Free Bond Fund	2.17%	2.62%	3.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Limited Term Tax-Free Bond Fund on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$13,809	Fidelity® California Limited Term Tax-Free Bond Fund
$15,917	Barclays® Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a solid gain for the 12 months ending February 29, 2016, driven by strong demand and moderate supply. The Barclays® Municipal Bond Index advanced 3.95% for the year, with nearly all of the rise coming in the second half of the period. Earlier in the year, the muni market faced a volatile stretch from April through June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Portfolio Manager Jamie Pagliocco:  For the year, the fund returned 2.17%, roughly in line, net of fees, with the 2.26% advance of the Barclays® California Enhanced Municipal 1-7 Year Non-AMT Index. I sought to generate attractive tax-exempt income for the fund and protect shareholder capital, evaluating bonds based on both their yields and potential for price appreciation. Yield-curve positioning was a key contributor to the fund’s performance relative to the Barclays® index. I kept the fund barbelled, meaning it had more exposure than the benchmark to bonds with maturities of two to three years and maturities of eight to 10 years, and was underweight bond maturities in between these ranges. Since eight- to 10-year bonds generally outpaced shorter-term securities, yield curve positioning was a plus for the period. Another contributor to relative performance was our overweighting in state-appropriated bonds. They were among the muni market’s best performers the past year, driven by improving economic and fiscal conditions in California, which ultimately led to credit-rating upgrades for the state. There weren’t a lot of significant detractors. That said, a modest underweighting in state general-obligation bonds (GOs) slight detracted. To a lesser extent than state-appropriated securities, state GOs performed comparatively well due to the fiscal and economic strength of the state.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Sectors as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	42.8	47.6
Special Tax	12.8	11.0
Health Care	8.6	9.2
Electric Utilities	6.7	7.1
Transportation	5.0	5.3

Weighted Average Maturity as of February 29, 2016

6 months ago
Years	3.6	3.7

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of February 29, 2016

6 months ago
Years	2.9	3.2

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of February 29, 2016
AAA	5.9%
AA,A	73.9%
BBB	6.7%
Not Rated	2.7%
Short-Term Investments and Net Other Assets	10.8%

As of August 31, 2015
AAA	4.5%
AA,A	79.5%
BBB	5.3%
BB and Below	1.6%
Not Rated	3.3%
Short-Term Investments and Net Other Assets	5.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments February 29, 2016

Showing Percentage of Net Assets

Municipal Bonds - 89.2%
	Principal Amount	Value
California - 88.6%
ABAG Fin. Auth. for Nonprofit Corps. Rev.:
(Sharp HealthCare Proj.):	$	$
Series 2011 A:
5% 8/1/17	5,065,000	5,384,348
5% 8/1/18	2,645,000	2,914,420
5% 8/1/22	1,655,000	1,958,742
Series 2012 A:
4% 8/1/21	1,200,000	1,380,948
5% 8/1/19	1,200,000	1,366,644
Series 2007 A, 5% 12/1/37 (Pre-Refunded to 12/1/17 @ 100)	3,350,000	3,605,371
Alameda Corridor Trans. Auth. Rev.:
Series 2004 A, 0% 10/1/18 (AMBAC Insured)	8,145,000	7,755,506
Series 2013 A:
5% 10/1/19	1,000,000	1,140,610
5% 10/1/20	1,730,000	2,027,024
5% 10/1/21	2,725,000	3,264,141
Alameda County Wtr. District Rev.:
2.5% 6/1/16	1,070,000	1,076,163
3% 6/1/16	525,000	528,670
Antioch Unified School District (School Facilities Impt. District #1 Proj.) Series 2008 B:
6.25% 8/1/16 (Assured Guaranty Corp. Insured)	370,000	378,773
6.25% 8/1/17 (Assured Guaranty Corp. Insured)	395,000	425,668
6.25% 8/1/19 (Assured Guaranty Corp. Insured)	440,000	519,059
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Bonds:
1.5%, tender 4/2/18 (a)	1,000,000	1,010,790
1.875%, tender 4/1/19 (a)	16,250,000	16,569,150
Series 2014 E, 2% 4/1/34	3,000,000	3,079,530
California Dept. of Wtr. Resources Pwr. Supply Rev.:
Series 2010 L, 5% 5/1/21	1,890,000	2,200,716
Series 2011 N, 5% 5/1/19	5,000,000	5,670,950
5% 5/1/22	7,000,000	8,584,380
California Econ. Recovery:
Series 2009 A:
5% 7/1/18 (Escrowed to Maturity)	415,000	457,450
5% 7/1/18 (Escrowed to Maturity)	1,490,000	1,642,412
5% 7/1/19 (Escrowed to Maturity)	7,300,000	8,330,687
5% 7/1/22 (Pre-Refunded to 7/1/16 @ 100)	5,000,000	5,077,600
5.25% 7/1/21 (Pre-Refunded to 7/1/19 @ 100)	2,705,000	3,109,127
5.25% 7/1/21 (Pre-Refunded to 7/1/19 @ 100)	1,595,000	1,833,293
Series 2009 B, 5% 7/1/20 (Pre-Refunded to 7/1/19 @ 100)	3,115,000	3,554,807
California Edl. Facilities Auth. Rev.:
(Santa Clara Univ. Proj.) Series 2008, 5% 4/1/16	400,000	401,600
Series U5, 5% 5/1/21	8,000,000	9,641,440
California Enterprise Dev. Auth. (The Thacher School Proj.) Series 2010:
4% 9/1/18	255,000	274,783
5% 9/1/16	300,000	306,975
5% 9/1/17	400,000	426,580
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (a)	7,000,000	7,478,240
Series 2015, 5% 3/1/24	10,000,000	12,490,900
4% 5/1/23	2,440,000	2,847,260
5% 9/1/21	6,080,000	7,333,696
5% 9/1/21	2,000,000	2,412,400
5% 2/1/22	3,850,000	4,679,945
5.25% 9/1/22	12,390,000	15,428,524
California Health Facilities Fing. Auth. Rev.:
(Children's Hosp. of Orange County Proj.) Series 2012 A:
3% 11/15/16	1,000,000	1,013,270
4% 11/15/17	1,000,000	1,043,510
5% 11/15/21	1,450,000	1,683,204
(Scripps Memorial Hosp. Proj.) Series A, 5% 10/1/16	500,000	513,525
(Sutter Health Proj.):
Series 2008 A, 5.5% 8/15/16	1,900,000	1,944,745
Series 2011 B, 4% 8/15/17	1,000,000	1,050,350
Bonds (Children's Hosp. of Orange County Proj.) Series 2012 A, 1.81%, tender 7/1/17 (a)	3,000,000	3,019,920
Series 2011 A, 5% 3/1/19	5,010,000	5,617,112
Series 2011 D:
5% 8/15/19	1,500,000	1,715,055
5% 8/15/20	1,460,000	1,718,435
Series 2011:
5% 8/15/19	2,000,000	2,288,200
5% 8/15/20	2,000,000	2,358,800
Series 2014 A:
5% 10/1/19	1,250,000	1,435,750
5% 10/1/20	1,200,000	1,420,152
5% 10/1/21	500,000	607,630
5% 10/1/22	1,650,000	2,041,892
California Muni. Fin. Auth. Rev.:
(Eisenhower Med. Ctr. Proj.) Series 2010 A:
5% 7/1/16	1,530,000	1,548,681
5% 7/1/18	1,645,000	1,775,794
5% 7/1/20	875,000	981,356
Series 2010 A. 5% 7/1/22	1,850,000	2,053,778
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2009 A, 1.125%, tender 2/1/17 (a)	5,000,000	5,007,450
California Muni. Fin. Auth. Solid Waste Rev. Bonds (Republic Svcs., Inc. Proj.) 0.45%, tender 4/1/16 (a)	15,000,000	15,000,000
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/21	7,000,000	8,379,490
(Dept. of Corrections & Rehab. Proj.) Series 2006 F, 5% 11/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,550,000	1,597,446
(Dept. of Corrections State Prison Proj.) Series A, 5% 12/1/19	7,040,000	7,778,144
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/21	1,000,000	1,192,080
(Univ. Proj.) Series 2012 D:
4% 9/1/21	1,000,000	1,154,210
4% 9/1/22	1,000,000	1,164,920
4% 9/1/23	1,000,000	1,134,930
(Various Cap. Projs.):
Series 2009 G1, 5.25% 10/1/17	2,900,000	3,114,281
Series 2011 A, 5% 10/1/21	4,230,000	5,104,806
Series 2012 A, 5% 4/1/20	1,800,000	2,091,672
Series 2012 G, 5% 11/1/21	1,500,000	1,813,785
Series 2014 H, 5% 12/1/18	5,000,000	5,577,550
(Various Judicial Council Projects) Series 2011 D, 5% 12/1/19	2,700,000	3,108,834
Series 2008 F, 5.25% 11/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	3,478,320
Series 2009 A, 5% 4/1/19	1,000,000	1,127,100
Series 2009 J, 5% 11/1/17	2,700,000	2,898,369
Series 2014 B:
5% 10/1/21	1,000,000	1,206,810
5% 10/1/22	1,225,000	1,502,916
Series 2014 C:
5% 10/1/21	1,355,000	1,635,228
5% 10/1/22	1,000,000	1,226,870
Series 2014 G, 5% 1/1/18	5,000,000	5,398,300
5% 9/1/20	3,500,000	4,115,475
California State Univ. Rev. Series 2009 A, 5% 11/1/16	1,485,000	1,532,372
California Statewide Cmntys. Dev. Auth. Rev.:
(Cottage Health Sys. Obligated Group Proj.) Series 2010:
5% 11/1/16	500,000	515,270
5% 11/1/18	500,000	553,080
(John Muir Health Proj.) Series 2006 A, 5% 8/15/18	3,250,000	3,319,973
2.1% 10/1/19	2,200,000	2,201,518
2.4% 10/1/20	1,250,000	1,250,825
Central Contra Costa San. District Wastewtr. Rev. Ctfs. of Prtn. Series B, 4% 9/1/16	1,125,000	1,145,891
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice-Gen. Proj.) Series 2009, 5% 7/1/16	1,150,000	1,167,377
Chino Basin Reg'l. Fing. Auth. Rev. (Inland Empire Util. Agcy. Proj.) Series 2010 A, 4% 8/1/16	3,730,000	3,787,890
Corona-Norco Unified School District Series 2013 A:
5% 9/1/19	1,225,000	1,373,544
5% 9/1/20	1,285,000	1,469,539
5% 9/1/22	500,000	589,260
Corona-Norco Unified School District Spl. Tax Series 2013:
4% 9/1/18	1,405,000	1,496,030
4% 9/1/20	1,665,000	1,807,457
Cupertino California Union School District 4% 8/1/16	1,825,000	1,853,324
East Bay Reg'l. Park District Series 2008 A, 3% 9/1/16	1,000,000	1,013,630
East Side Union High School District Santa Clara County Series B, 5.1% 2/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	500,000	562,820
Eastern Muni. Wtr. Ds Wtr. Rev. Series 2011 A, 5% 7/1/18	1,085,000	1,196,516
El Dorado County Gen. Oblig.:
5% 9/1/20	545,000	631,208
5% 9/1/22	1,295,000	1,548,794
Elk Grove Fin. Auth. Spl. Tax Rev. Series 2015:
5% 9/1/22	425,000	505,997
5% 9/1/23	775,000	930,698
5% 9/1/24	1,000,000	1,205,540
Fullerton School District:
4% 8/1/16	525,000	533,148
4% 8/1/17	600,000	629,838
5% 8/1/18	500,000	550,550
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 5% 6/1/21	5,000,000	5,962,850
Indio Pub. Fing. Auth. Lease Rev. Series 2012:
5% 11/1/16	1,030,000	1,058,737
5% 11/1/17	1,080,000	1,146,355
5% 11/1/18	1,135,000	1,237,298
5% 11/1/19	635,000	705,479
5% 11/1/20	670,000	755,191
5% 11/1/21	455,000	517,517
5% 11/1/22	745,000	856,139
Irvine Reassessment District 12-1 Ltd. Oblig.:
4% 9/2/19	2,000,000	2,170,440
4% 9/2/20	1,000,000	1,100,540
5% 9/2/20	800,000	914,952
5% 9/2/22	750,000	886,950
La Quinta Redev. Agcy.:
(La Quinta Redev. Proj. Areas No. 1 and 2) Series 2014 A:
5% 9/1/20	500,000	585,760
5% 9/1/21	615,000	738,541
5% 9/1/22	615,000	750,706
5% 9/1/23	1,205,000	1,491,344
Series 2013 A:
5% 9/1/21	1,000,000	1,156,490
5% 9/1/22	2,000,000	2,337,180
5% 9/1/23	1,500,000	1,762,680
Laguna Beach Unified School District Gen. Oblig. (Election of 2001 Proj.):
4% 8/1/16	100,000	101,552
4% 8/1/17	175,000	183,703
5% 8/1/19	250,000	285,898
Lodi Elec. Sys. Rev. Ctfs. of Prtn. Series A, 5% 7/1/16 (Assured Guaranty Corp. Insured)	2,390,000	2,426,113
Long Beach Wtr. Rev. Series 2010 A, 3% 5/1/17	1,550,000	1,596,082
Los Alamitos Unified School District 0% 9/1/16 (Escrowed to Maturity)	2,000,000	1,995,960
Los Angeles County Ctfs. of Prtn. (Disney Concert Hall Parking Garage Proj.):
5% 9/1/20	500,000	586,720
5% 3/1/21	500,000	593,710
5% 9/1/21	1,270,000	1,524,368
5% 3/1/22	1,000,000	1,209,500
Los Angeles County Metropolitan Trans. Auth. Sales Tax Rev. Series 2013 A, 5% 7/1/18	3,000,000	3,307,590
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Series 2010 A, 5% 8/1/16	5,000,000	5,096,450
Los Angeles County Reg'l. Fin. Auth. (MonteCedro, Inc. Proj.):
Series 2014 B2, 3% 11/15/20	1,525,000	1,527,791
Series 2014 B3, 2.5% 11/15/20	2,820,000	2,824,061
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2011 A, 5% 7/1/19	5,000,000	5,702,400
Series 2014 B, 5% 7/1/19	450,000	513,216
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2012 C, 5% 3/1/21	5,055,000	6,021,364
Series 2014 A, 5% 5/1/23	475,000	580,255
Series 2014 B, 5% 5/1/23	200,000	244,318
Los Angeles Unified School District:
Series 2002, 5.75% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,475,000	1,501,904
Series 2004 I, 5% 7/1/16	3,180,000	3,230,180
Series 2005 K, 4% 1/1/17	1,760,000	1,812,906
Series 2014 B, 5% 7/1/17	20,000,000	21,203,187
Los Angeles Unified School District Ctfs. of Prtn.:
(Multiple Properties Proj.) Series 2010 A, 5% 12/1/17	1,045,000	1,122,570
Series 2012 A, 5% 10/1/19	5,000,000	5,722,050
Los Angeles Wastewtr. Sys. Rev. Series 2013 B, 5% 6/1/22	5,000,000	6,156,600
Malibu Gen. Oblig. Ctfs. of Prtn. (City Hall Proj.) Series A, 4% 7/1/17	85,000	88,920
Marin County Gen. Oblig. Ctfs. of Prtn.:
3% 8/1/16 (Escrowed to Maturity)	1,925,000	1,946,252
3% 8/1/17 (Escrowed to Maturity)	1,735,000	1,795,916
Modesto Irrigation District Elec. Rev. Series 2011 A, 5% 7/1/18	2,000,000	2,198,700
Mount Diablo Unified School District Series 2011, 4% 2/1/17	525,000	542,220
Murrieta Pub. Fing. Auth. Spl. Tax Series 2012, 5% 9/1/19	1,090,000	1,206,052
Newport Mesa Unified School District Series 2010:
4% 8/1/16	625,000	634,700
4% 8/1/17	500,000	524,865
Northern California Pwr. Agcy. Rev.:
(Geothermal #3 Proj.) Series 2009 A, 5% 7/1/16	1,940,000	1,970,361
(Hydroelectric #1 Proj.) Series 2010 A:
5% 7/1/16	1,000,000	1,015,650
5% 7/1/17	2,750,000	2,915,055
Series 2010 A, 4% 8/1/16	1,335,000	1,355,506
Oakland St Bldg. Auth. Lease Rev. Series 2015 A:
5% 12/1/19	3,500,000	4,014,605
5% 12/1/20	8,110,000	9,551,634
Oakland Unified School District Alameda County:
Series 2007, 5% 8/1/17 (FGIC Insured)	625,000	662,575
Series 2013:
5% 8/1/17	2,250,000	2,378,385
5% 8/1/18	1,000,000	1,091,030
5% 8/1/19	1,000,000	1,123,410
Series 2015 A:
5% 8/1/23 (FSA Insured)	2,000,000	2,442,140
5% 8/1/24	1,900,000	2,312,946
5% 8/1/24 (FSA Insured)	2,020,000	2,492,256
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/22	3,300,000	3,965,445
Ohlone Cmnty. College District Series 2010:
4% 8/1/17	450,000	472,379
4% 8/1/18	200,000	216,202
Orange County Trans. Auth. Toll Road Rev. Series 2013, 5% 8/15/20	1,440,000	1,688,702
Padre Dam Muni. Wtr. District Ctfs. of Prtn. Series 2009 A:
4% 10/1/16	100,000	102,140
4% 10/1/17	420,000	442,663
Palm Springs Fing. Auth. Lease (Downtown Revitalization Proj.) Series 2012 B:
4% 6/1/18	1,345,000	1,439,917
4% 6/1/20	1,560,000	1,747,777
Palm Springs Unified School District Series 2011, 4% 8/1/17	2,560,000	2,685,466
Pasadena Area Cmnty. College District Gen. Oblig. Series 2009 D:
5% 8/1/17	470,000	499,977
5% 8/1/18	505,000	555,929
Poway California Redev. Agcy. Successor Series A:
5% 12/15/23	4,330,000	5,321,397
5% 6/15/24	2,440,000	2,998,248
Poway Unified School District Pub. Fing.:
4% 9/1/19	1,000,000	1,073,130
4% 9/1/20	1,170,000	1,244,681
4% 9/15/20	340,000	363,232
4% 9/15/21	325,000	350,568
5% 9/1/21	1,230,000	1,384,254
5% 9/1/22	1,000,000	1,141,280
5% 9/1/23	1,350,000	1,562,369
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
4% 9/1/17	925,000	971,148
5% 9/1/18	650,000	715,761
5% 9/1/19	1,370,000	1,558,745
5% 9/1/20 (FSA Insured)	1,175,000	1,374,844
5% 9/1/21 (FSA Insured)	1,000,000	1,197,350
5% 9/1/22 (FSA Insured)	1,400,000	1,699,236
Riverside County Asset Leasing Rev. (Riverside Cap. Proj.) Series 2012 A, 5% 6/1/19	3,655,000	4,115,530
Riverside County Palm Desert (County Facilities Proj.) Series 2008 A, 6% 5/1/22	2,760,000	3,081,402
Riverside Swr. Rev. Series 2015 A:
5% 8/1/22	2,160,000	2,618,957
5% 8/1/24	1,500,000	1,851,990
Sacramento City Fing. Auth. Lease Rev.:
Series 1993 A, 5.4% 11/1/20 (AMBAC Insured)	1,070,000	1,184,490
Series 1993 B, 5.4% 11/1/20	2,440,000	2,701,080
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Proctor & Gamble Proj.) Series 2009, 5% 7/1/16	1,275,000	1,294,265
Sacramento Muni. Util. District Elec. Rev. Series 2011 X:
5% 8/15/19	1,465,000	1,676,107
5% 8/15/20	5,500,000	6,486,700
San Bernardino Cmnty. College District Series A:
5% 8/1/16	215,000	219,220
5% 8/1/17	150,000	159,567
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 B, 5.25% 8/1/19	3,285,000	3,727,128
San Bernardino Unified School District Gen. Oblig. Series 2013 A:
5% 8/1/21 (FSA Insured)	1,150,000	1,377,608
5% 8/1/22 (FSA Insured)	1,500,000	1,824,855
San Diego Cmnty. College District Series 2007, 0% 8/1/16 (FSA Insured)	3,900,000	3,885,609
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/19	3,000,000	3,369,270
San Diego County Calif Wtr. Auth. Series 2011 S1, 5% 7/1/16	5,000,000	5,059,750
San Diego Pub. Facilities Fing. Auth. Lease Rev. Series 2015 B:
5% 10/15/23	1,355,000	1,688,506
5% 10/15/25	1,605,000	2,042,009
San Francisco Bldg. Auth. Lease Rev. Series 2015 A, 5% 12/1/20	6,990,000	8,268,052
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2010 D, 5% 5/1/17 (FSA Insured)	5,000,000	5,263,150
San Francisco City & County Gen. Oblig. (San Francisco Gen. Hosp. Impt. Proj.) Series 2010 A, 5% 6/15/16	11,110,000	11,261,540
San Francisco City & County Redev. Agcy. Successor:
(San Francisco Redev. Projs.) Series 2014 C:
4% 8/1/17	2,400,000	2,513,784
5% 8/1/18	2,500,000	2,743,275
5% 8/1/20	1,000,000	1,162,780
5% 8/1/21	1,000,000	1,189,840
5% 8/1/22	175,000	211,472
5% 8/1/19	2,050,000	2,320,600
San Francisco City & County Redev. Fing. Auth. Tax Allocation Rev.:
(San Francisco Redev. Projs.) Series 2009 B, 5% 8/1/16	1,095,000	1,111,173
Series 2007 B, 5% 8/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,640,000	3,706,102
San Francisco City & County Redev. Spl. Tax (Mission Bay South Pub. Impt. Proj.) Series 2013 A, 3% 8/1/16	800,000	806,376
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 D:
5% 11/1/16	3,355,000	3,459,273
5% 11/1/16 (Escrowed to Maturity)	1,090,000	1,123,365
San Jacinto Unified School District:
Series 2014 A, 5% 8/1/22 (FSA Insured)	325,000	394,277
Series 2014:
5% 8/1/20 (FSA Insured)	165,000	192,477
5% 8/1/21 (FSA Insured)	150,000	179,340
5% 8/1/23 (FSA Insured)	400,000	491,856
5% 8/1/24 (FSA Insured)	750,000	931,905
San Joaquin County Ctfs. of Prtn. 5% 11/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,280,000	1,372,838
San Jose Fing. Auth. Lease Rev.:
(Civic Ctr. Proj.) Series 2013 A, 5% 6/1/22	1,100,000	1,341,109
Series 2013 A, 4% 6/1/21	1,000,000	1,146,830
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/22	1,850,000	2,263,198
5% 10/1/23	900,000	1,111,761
San Mateo Redev. Agcy. Tax Series 2007 A, 5% 8/1/16 (XL Cap. Assurance, Inc. Insured)	2,030,000	2,066,865
San Mateo-Foster City School District:
5% 8/15/20	2,510,000	2,963,908
5% 8/15/21	7,105,000	8,612,965
San Pablo Calif Redev. Agcy. Series 2014 A:
4% 6/15/19 (FSA Insured)	380,000	416,727
5% 6/15/20 (FSA Insured)	1,000,000	1,161,360
5% 6/15/21 (FSA Insured)	500,000	594,720
5% 6/15/22 (FSA Insured)	1,000,000	1,206,440
5% 6/15/23 (FSA Insured)	630,000	770,874
San Ramon Valley Union School District Series 2012, 4% 8/1/20	3,620,000	4,119,379
Santa Clara County Fing. Auth. Lease Rev. Series 2010 N, 5% 5/15/16	1,000,000	1,009,640
Santa Monica Calif Pub. Fin. Rev. Series 2011 A:
4% 6/1/19	880,000	970,596
4% 6/1/20	770,000	868,491
South Orange County Pub. Fing. Auth. Spl. Tax Rev. Series 2014 A:
5% 8/15/18	1,000,000	1,085,140
5% 8/15/21	750,000	859,778
5% 8/15/22	750,000	863,055
Southern California Pub. Pwr. Auth. Transmission Proj. Rev. (Southern Transmission Proj.) Series 2013 A, 5% 7/1/21	5,000,000	6,037,950
Stockton Unified School District Gen. Oblig.:
Series 2011, 5% 7/1/20 (FSA Insured)	1,575,000	1,835,332
5% 7/1/21 (FSA Insured)	1,200,000	1,433,268
5% 7/1/22 (FSA Insured)	1,220,000	1,481,751
Successor Agcy. To The Redev. Agcy. of Pittsburg:
(Los Medanos Cmnty. Dev. Proj.:
Series 2016 A:
5% 9/1/18 (FSA Insured) (b)	5,000,000	5,416,200
5% 9/1/19 (FSA Insured) (b)	5,000,000	5,570,350
5% 9/1/22 (FSA Insured)	3,370,000	4,053,369
5% 9/1/23 (FSA Insured)	3,000,000	3,642,120
Series 2016, 5% 9/1/21 (FSA Insured) (b)	1,000,000	1,163,460
(Los Medanos Cmnty. Dev. Proj.) Series 2016 A, 5% 9/1/21 (FSA Insured)	1,025,000	1,218,295
Sweetwater Union High School District:
4.5% 9/1/17	500,000	529,740
5% 9/1/19	1,000,000	1,135,920
5% 9/1/20	1,000,000	1,166,260
Torrance Unified School District:
Series 2008 Y, 5.375% 8/1/22 (Pre-Refunded to 8/1/19 @ 100)	1,250,000	1,443,875
Series 2008 Z:
5.25% 8/1/18	1,000,000	1,110,880
5.375% 8/1/22 (Pre-Refunded to 8/1/19 @ 100)	1,750,000	2,021,425
Univ. of California Regents Med. Ctr. Pool Rev. Series 2010 G, 5% 5/15/17	900,000	948,609
Univ. of California Revs.:
(Ltd. Proj.) Series 2010 E, 4% 5/15/17	1,150,000	1,199,082
Series 2009 O:
5% 5/15/17	950,000	1,001,899
5% 5/15/17 (Escrowed to Maturity)	50,000	52,645
Series S:
5% 5/15/16	1,780,000	1,797,711
5% 5/15/16 (Escrowed to Maturity)	5,000	5,048
Upland Gen. Oblig. Ctfs. of Prtn.:
5% 1/1/17	2,115,000	2,180,079
5% 1/1/18	2,220,000	2,352,490
Vacaville Unified School District:
Series 2014 C:
3% 8/1/16 (Build America Mutual Assurance Insured)	940,000	950,735
4% 8/1/17 (Build America Mutual Assurance Insured)	1,030,000	1,081,222
5% 8/1/19 (Build America Mutual Assurance Insured)	1,255,000	1,432,921
5% 8/1/21 (Build America Mutual Assurance Insured)	1,530,000	1,847,077
Series 2015 A:
4% 8/1/17	1,000,000	1,049,730
4% 8/1/18	845,000	912,608
5% 8/1/19	300,000	342,531
5% 8/1/20	200,000	235,288
Walnut Energy Ctr. Auth. Rev. Series 2014 A:
5% 1/1/20	250,000	289,093
5% 1/1/21	250,000	296,493
5% 1/1/22	350,000	422,888
Washington Township Health Care District Rev.:
Series 2009 A, 5% 7/1/16	200,000	202,554
Series 2010 A, 5% 7/1/17	1,000,000	1,047,720
West Contra Costa Unified School District:
Series 2012 B:
3% 8/1/16	1,000,000	1,011,420
4% 8/1/17	850,000	891,659
Series 2014 A:
4% 8/1/17	1,200,000	1,259,676
4% 8/1/20	2,715,000	3,070,611
4% 8/1/21	1,355,000	1,561,638
5% 8/1/18	2,630,000	2,903,915
5% 8/1/19	2,325,000	2,653,778
5% 8/1/22	575,000	704,663
5% 8/1/23	1,500,000	1,862,160
Series 2015 B, 5% 8/1/19	1,290,000	1,472,419
5% 8/1/18 (FSA Insured)	1,500,000	1,656,225
5% 8/1/19 (FSA Insured)	1,500,000	1,712,115
Western Muni. Wtr. District Facilities Auth. Wtr. Rev. Series 2016 A, 1.5%, tender 7/1/20 (a)	5,500,000	5,522,990
Wiseburn Unified School District Series 2015 B:
3% 8/1/16	2,310,000	2,336,380
4% 8/1/17	2,485,000	2,608,579
5% 8/1/18	2,680,000	2,947,571
5% 8/1/19	2,925,000	3,324,818
5% 8/1/21	1,690,000	2,023,505

TOTAL CALIFORNIA		724,756,265

Guam - 0.2%
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/20 (FSA Insured)	1,500,000	1,731,195
Virgin Islands - 0.4%
Virgin Islands Pub. Fin. Auth.:
(Sr. Lien/Working Cap. Proj.) Series 2010 A, 5% 10/1/16	1,000,000	1,021,800
Series 2009 B, 5% 10/1/16	2,000,000	2,043,600

TOTAL VIRGIN ISLANDS		3,065,400

TOTAL INVESTMENT PORTFOLIO - 89.2%
(Cost $704,146,523)		729,552,860
NET OTHER ASSETS (LIABILITIES) - 10.8%		88,110,672
NET ASSETS - 100%		$817,663,532

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	42.8%
Others* (Individually Less Than 5%)	13.3%
Special Tax	12.8%
Health Care	8.6%
Electric Utilities	6.7%
Transportation	5.0%
Net Other Assets (Liabilities)	10.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $704,146,523)		$729,552,860
Cash		92,974,299
Receivable for fund shares sold		1,079,395
Interest receivable		7,049,505
Prepaid expenses		1,148
Receivable from investment adviser for expense reductions		97,774
Other receivables		1,350
Total assets		830,756,331
Liabilities
Payable for investments purchased on a delayed delivery basis	$12,085,300
Payable for fund shares redeemed	363,894
Distributions payable	270,780
Accrued management fee	243,084
Other affiliated payables	66,754
Other payables and accrued expenses	62,987
Total liabilities		13,092,799
Net Assets		$817,663,532
Net Assets consist of:
Paid in capital		$792,385,173
Distributions in excess of net investment income		(4,046)
Accumulated undistributed net realized gain (loss) on investments		(123,932)
Net unrealized appreciation (depreciation) on investments		25,406,337
Net Assets, for 75,741,750 shares outstanding		$817,663,532
Net Asset Value, offering price and redemption price per share ($817,663,532 ÷ 75,741,750 shares)		$10.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Interest		$16,107,668
Expenses
Management fee	$2,826,532
Transfer agent fees	639,835
Accounting fees and expenses	173,824
Custodian fees and expenses	10,273
Independent trustees' compensation	3,212
Registration fees	29,093
Audit	61,313
Legal	5,525
Miscellaneous	13,503
Total expenses before reductions	3,763,110
Expense reductions	(1,031,413)	2,731,697
Net investment income (loss)		13,375,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(47,040)
Change in net unrealized appreciation (depreciation) on investment securities		3,264,045
Net gain (loss)		3,217,005
Net increase (decrease) in net assets resulting from operations		$16,592,976

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,375,971	$13,570,836
Net realized gain (loss)	(47,040)	449,788
Change in net unrealized appreciation (depreciation)	3,264,045	2,892,352
Net increase (decrease) in net assets resulting from operations	16,592,976	16,912,976
Distributions to shareholders from net investment income	(13,375,470)	(13,643,658)
Distributions to shareholders from net realized gain	(591,477)	–
Total distributions	(13,966,947)	(13,643,658)
Share transactions
Proceeds from sales of shares	248,217,848	247,890,858
Reinvestment of distributions	10,273,130	10,288,170
Cost of shares redeemed	(238,703,355)	(171,245,282)
Net increase (decrease) in net assets resulting from share transactions	19,787,623	86,933,746
Redemption fees	9,516	7,086
Total increase (decrease) in net assets	22,423,168	90,210,150
Net Assets
Beginning of period	795,240,364	705,030,214
End of period (including distributions in excess of net investment income of $4,046 and distributions in excess of net investment income of $857, respectively)	$817,663,532	$795,240,364
Other Information
Shares
Sold	23,144,267	23,089,851
Issued in reinvestment of distributions	958,236	958,130
Redeemed	(22,285,130)	(15,950,543)
Net increase (decrease)	1,817,373	8,097,438

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Limited Term Tax-Free Bond Fund

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.76	$10.71	$10.81	$10.85	$10.54
Income from Investment Operations
Net investment income (loss)B	.183	.194	.219	.232	.247
Net realized and unrealized gain (loss)	.048	.051	(.080)	(.039)	.331
Total from investment operations	.231	.245	.139	.193	.578
Distributions from net investment income	(.183)	(.195)	(.218)	(.227)	(.251)
Distributions from net realized gain	(.008)	–	(.021)	(.006)	(.017)
Total distributions	(.191)	(.195)	(.239)	(.233)	(.268)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$10.80	$10.76	$10.71	$10.81	$10.85
Total ReturnD	2.17%	2.31%	1.32%	1.79%	5.55%
Ratios to Average Net AssetsE
Expenses before reductions	.48%	.49%	.49%	.48%	.48%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.34%	.35%
Net investment income (loss)	1.71%	1.81%	2.05%	2.14%	2.31%
Supplemental Data
Net assets, end of period (000 omitted)	$817,664	$795,240	$705,030	$793,283	$786,685
Portfolio turnover rate	20%	25%	22%	17%	12%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Fidelity California Limited Term Tax-Free Bond Fund (the Fund) is a non-diversified fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of California.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$25,503,268
Gross unrealized depreciation	(96,931)
Net unrealized appreciation (depreciation) on securities	$25,406,337
Tax Cost	$704,146,523

The Fund intends to elect to defer to its next fiscal year $123,932 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$25,406,337

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Tax-exempt Income	13,375,470	13,643,658
Long-term Capital Gains	591,477	–
Total	$13,966,947	$ 13,643,658

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $157,696,136 and $147,774,728, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and shareholder servicing agent for the Fund. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,124 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded .35% of average net assets. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,017,965.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $10,116.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,332.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Limited Term Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity California Limited Term Tax-Free Bond Fund (a fund of Fidelity California Municipal Trust) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity California Limited Term Tax-Free Bond Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 11, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the trustees oversees 239 funds. Ms. Acton and Mr. Engler each oversees 234 funds. Mr. von Kuhn oversees 163 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Actual	.35%	$1,000.00	$1,018.80	$1.76
Hypothetical-C		$1,000.00	$1,023.12	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2016, $ 76,892, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2016, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Limited Term Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity California Limited Term Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	1,109,655,647.08	96.342
Withheld	42,139,659.30	3.658
TOTAL	1,151,795,306.38	100.000
John Engler
Affirmative	1,108,345,141.91	96.228
Withheld	43,450,164.47	3.772
TOTAL	1,151,795,306.38	100.000
Albert R. Gamper, Jr.
Affirmative	1,107,147,730.24	96.124
Withheld	44,647,576.14	3.876
TOTAL	1,151,795,306.38	100.000
Robert F. Gartland
Affirmative	1,109,398,746.17	96.320
Withheld	42,396,560.21	3.680
TOTAL	1,151,795,306.38	100.000
Abigail P. Johnson
Affirmative	1,107,952,258.73	96.194
Withheld	43,843,047.65	3.806
TOTAL	1,151,795,306.38	100.000
Arthur E. Johnson
Affirmative	1,108,233,867.16	96.218
Withheld	43,561,439.22	3.782
TOTAL	1,151,795,306.38	100.000
Michael E. Kenneally
Affirmative	1,108,319,323.07	96.226
Withheld	43,475,983.31	3.774
TOTAL	1,151,795,306.38	100.000
James H. Keyes
Affirmative	1,106,387,796.89	96.058
Withheld	45,407,509.49	3.942
TOTAL	1,151,795,306.38	100.000
Marie L. Knowles
Affirmative	1,108,111,544.00	96.208
Withheld	43,683,762.38	3.792
TOTAL	1,151,795,306.38	100.000
Geoffrey A. von Kuhn
Affirmative	1,106,922,424.62	96.105
Withheld	44,872,881.76	3.895
TOTAL	1,151,795,306.38	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CSI-ANN-0416
1.817077.110

Fidelity Advisor® California Municipal Income Fund -

Class A, Class T, Class B and Class C

Annual Report

February 29, 2016

Class A, Class T, Class B and Class C are classes of Fidelity® California Municipal Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(0.49)%	5.24%	4.05%
Class T (incl. 4.00% sales charge)	(0.43)%	5.28%	4.07%
Class B (incl. contingent deferred sales charge)	(1.95)%	5.15%	4.00%
Class C (incl. contingent deferred sales charge)	1.88%	5.31%	3.68%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® California Municipal Income Fund - Class A on February 28, 2006, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$14,867	Fidelity Advisor® California Municipal Income Fund - Class A
$15,917	Barclays® Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a solid gain for the 12 months ending February 29, 2016, driven by strong demand and moderate supply. The Barclays® Municipal Bond Index advanced 3.95% for the year, with nearly all of the rise coming in the second half of the period. Earlier in the year, the muni market faced a volatile stretch from April through June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Portfolio Manager Jamie Pagliocco:  For the year, the fund's share classes (excluding sales charges, if applicable) posted modest gains and most slightly trailed, net of fees, the 4.04% advance of the Barclays® California Enhanced Municipal Bond Index. I sought to generate attractive tax-exempt income for the fund and protect shareholder capital, evaluating bonds based on both their yields and potential for price appreciation. Given the small differential between the fund’s performance and that of the benchmark, net of fees, the influence of various wins and losses was minor. No major variation stemmed from sector allocation, yield-curve positioning or credit-quality allocation. That said, the fund’s overweighting in premium bonds rated A or lower hurt slightly. Securities structured in the manner lagged the benchmark because they fell out of favor during a period when investors increasingly worried that some premium bonds would be called (redeemed) by their issuers at par value, rather than the premium price at which the bonds were trading at the time. I believe investors also were a bit wary of lower-quality investment-grade bonds, given uncertainty related to interest rates and the economy. In contrast, the fund’s overweighting in zero-coupon bonds helped performance versus the benchmark. Their strong performance stemmed from their higher yields – a lure for investors given the low-rate environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Sectors as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	43.8	46.8
Escrowed/Pre-Refunded	11.1	10.6
Special Tax	10.4	10.2
Health Care	9.5	9.8
Transportation	8.2	7.7

Weighted Average Maturity as of February 29, 2016

6 months ago
Years	6.2	6.2

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of February 29, 2016

6 months ago
Years	6.1	6.5

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of February 29, 2016
AAA	4.5%
AA,A	81.4%
BBB	6.2%
BB and Below	0.2%
Not Rated	2.8%
Short-Term Investments and Net Other Assets	4.9%

As of August 31, 2015
AAA	3.1%
AA,A	83.9%
BBB	6.5%
BB and Below	1.0%
Not Rated	3.1%
Short-Term Investments and Net Other Assets	2.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments February 29, 2016

Showing Percentage of Net Assets

Municipal Bonds - 95.1%
	Principal Amount (000s)	Value (000s)
California - 94.8%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.):
Series 2009 B, 6.25% 8/1/39	$3,000	$3,470
Series 2012 A:
5% 8/1/24	1,050	1,243
5% 8/1/25	1,245	1,462
5% 8/1/27	300	348
5% 8/1/28	400	462
ABC Unified School District Series 1997 C:
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,780	1,648
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,760	2,107
Alameda Corridor Trans. Auth. Rev.:
Series 2004 A:
0% 10/1/19	8,550	7,946
5.3% 10/1/23 (AMBAC Insured)	935	997
5.4% 10/1/24 (AMBAC Insured)	4,585	4,894
5.45% 10/1/25 (AMBAC Insured)	5,160	5,509
Series 2013 A:
5% 10/1/24	7,750	9,475
5% 10/1/25	5,245	6,359
Alameda County Ctfs. of Prtn.:
(Santa Rita Jail Proj.) Series 2007 A:
5% 12/1/18 (AMBAC Insured)	2,645	2,841
5% 12/1/20 (AMBAC Insured)	2,810	3,017
Series 1989, 0% 6/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,310	2,274
Anaheim Pub. Fing. Auth. Lease Rev. (Anaheim Pub. Impt. Proj.):
Series 1997 A, 6% 9/1/24 (FSA Insured)	1,000	1,254
Series 1997 C:
0% 9/1/19 (FSA Insured)	1,285	1,229
0% 9/1/22 (FSA Insured)	5,150	4,523
Anaheim Pub. Fing. Auth. Rev. Series 2007 A, 4.5% 10/1/32	10,000	10,333
Antioch Unified School District (School Facilities Impt. District #1 Proj.) Series 2008 B, 5.75% 8/1/24 (Assured Guaranty Corp. Insured)	1,000	1,152
Auburn Union School District Ctfs. of Prtn.:
5% 6/1/38 (Assured Guaranty Corp. Insured)	910	919
5% 6/1/38 (Pre-Refunded to 6/1/16 @ 100)	4,705	4,759
Banning Unified School District Gen. Oblig. Series 2006 A, 5% 8/1/31 (Berkshire Hathaway Assurance Corp. Insured)	5,190	5,482
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Bonds:
1.5%, tender 4/2/18 (a)	1,000	1,011
1.875%, tender 4/1/19 (a)	6,250	6,373
Series 2009 F1, 5.625% 4/1/44 (Pre-Refunded to 4/1/19 @ 100)	5,500	6,318
Series 2014 E, 2% 4/1/34	6,000	6,159
Beverly Hills Fin. Auth. Rev. (2007 Rfdg. Proj.) Series A:
5% 6/1/24	3,235	3,875
5% 6/1/25	4,355	5,214
5% 6/1/27	2,755	3,286
5% 6/1/28	3,045	3,636
Burbank Unified School District:
Series 1997 B, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,835	3,573
Series 1997 C, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,865	5,429
Cabrillo Unified School District Series A:
0% 8/1/17 (AMBAC Insured)	1,000	973
0% 8/1/18 (AMBAC Insured)	2,000	1,900
California Dept. of Wtr. Resources:
(Central Valley Proj.) Series AM, 5% 12/1/21	4,000	4,888
Series AI, 5% 12/1/25	2,700	3,263
California Dept. of Wtr. Resources Pwr. Supply Rev. 5% 5/1/22	5,000	6,132
California Econ. Recovery Series 2009 A:
5% 7/1/19 (Escrowed to Maturity)	1,725	1,969
5% 7/1/22 (Pre-Refunded to 7/1/16 @ 100)	3,800	3,859
5.25% 7/1/21 (Pre-Refunded to 7/1/19 @ 100)	13,130	15,092
5.25% 7/1/21 (Pre-Refunded to 7/1/19 @ 100)	7,480	8,598
California Edl. Facilities Auth. Rev.:
(Claremont Graduate Univ. Proj.) Series 2008 A:
6% 3/1/33 (Pre-Refunded to 3/1/18 @ 100)	1,000	1,106
6% 3/1/38 (Pre-Refunded to 3/1/18 @ 100)	1,000	1,106
(Loyola Marymount Univ. Proj.):
Series 2001 A, 0% 10/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,280	2,270
Series 2010 A, 5% 10/1/25	5,860	6,633
(Pomona College Proj.) Series 2005 A, 0% 7/1/38	3,155	1,422
(Santa Clara Univ. Proj.) Series 1999, 5.25% 9/1/26 (AMBAC Insured)	7,910	10,146
(Univ. of Southern California Proj.) Series 2007 A, 4.75% 10/1/37	6,000	6,329
Series 2009, 5% 1/1/39 (Pre-Refunded to 1/1/19 @ 100)	2,700	3,024
5% 2/1/17	790	819
5% 2/1/17 (Escrowed to Maturity)	210	219
California Enterprise Dev. Auth. (The Thacher School Proj.) Series 2010:
4% 9/1/20	860	947
4% 9/1/21	1,000	1,097
4% 9/1/22	740	808
4% 9/1/23	1,080	1,179
4% 9/1/24	1,125	1,227
5% 9/1/19	400	455
5% 9/1/39	5,000	5,568
California Gen. Oblig.:
Series 2007:
5.625% 5/1/20	85	85
5.625% 5/1/26	120	121
5.75% 5/1/30	90	90
Series 2015, 5% 3/1/27	33,665	41,598
4.5% 8/1/30	3,250	3,361
5% 9/1/17 (Pre-Refunded to 3/1/16 @ 100)	750	750
5% 3/1/19	3,000	3,264
5% 9/1/21	1,000	1,206
5% 8/1/22	1,500	1,562
5% 10/1/22	1,355	1,550
5% 11/1/22	1,600	1,720
5% 11/1/22 (XL Cap. Assurance, Inc. Insured)	2,800	3,010
5% 12/1/22	3,500	3,775
5% 3/1/26 (Pre-Refunded to 3/1/16 @ 100)	2,800	2,800
5% 10/1/26	6,065	7,493
5% 9/1/32	9,400	11,314
5% 10/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10	10
5.25% 10/1/17	105	105
5.25% 9/1/23	7,200	8,729
5.25% 4/1/27	5	5
5.25% 4/1/29	5	5
5.25% 12/1/33	105	105
5.25% 4/1/35	3,500	4,183
5.25% 3/1/38	11,375	12,325
5.5% 4/1/28	5	5
5.5% 8/1/29	7,790	8,671
5.5% 4/1/30	25	25
5.5% 11/1/34	2,535	2,931
5.5% 11/1/39	1,810	2,088
6% 4/1/18	1,570	1,744
6% 3/1/33	20,050	23,914
6% 4/1/38	1,190	1,366
6.5% 4/1/33	11,650	13,572
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2009 E, 5.625% 7/1/25	11,000	12,641
(Children's Hosp. of Orange County Proj.) Series 2012 A:
5% 11/15/22	2,500	2,937
5% 11/15/23	2,000	2,328
5% 11/15/24	4,500	5,190
5% 11/15/34	3,150	3,473
(Providence Health and Svcs. Proj.):
Series 2009 B, 5.5% 10/1/39	2,000	2,263
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	90	103
6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	4,910	5,643
(Scripps Health Proj.) Series 2010 A, 5% 11/15/36	3,000	3,357
(Stanford Hosp. & Clinics Proj.) Series 2010 B, 5.75% 11/15/31	4,600	5,526
Series 2008 A3, 5.5% 11/15/40	3,090	3,703
Series 2011 A, 5% 3/1/20	3,250	3,748
Series 2011 D:
5% 8/15/22	900	1,084
5% 8/15/23	700	841
5% 8/15/24	1,250	1,497
5% 8/15/25	2,000	2,389
5% 2/1/40	5,000	5,615
California Health Facilities Fng Auth. Series 2016 A, 5% 11/15/46	10,000	11,599
California Infrastructure & Econ. Dev. Bank Rev.:
(California Science Ctr. Phase II Proj.) Series 2006 B, 5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	1,007
(Performing Arts Ctr. of Los Angeles County Proj.) Series 2007:
5% 12/1/27	1,080	1,157
5% 12/1/32	1,000	1,066
5% 12/1/42	3,000	3,173
California Muni. Fin. Auth. Ctfs. of Prtn.:
(Cmnty. Hospitals of Central California Obligated Group Proj.) Series 2009, 5.5% 2/1/39	5,000	5,473
5.25% 2/1/37	1,465	1,510
5.25% 2/1/37 (Pre-Refunded to 2/1/17 @ 100)	1,035	1,080
California Muni. Fin. Auth. Rev.:
(Eisenhower Med. Ctr. Proj.) Series 2010 A:
5% 7/1/19	300	332
5% 7/1/20	500	561
5.125% 7/1/23	1,150	1,275
5.75% 7/1/40	5,155	5,623
(Loma Linda Univ. Proj.) Series 2007, 5% 4/1/22	1,090	1,137
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev.:
(U.S.A. Waste Svcs., Inc. Proj.) Series 1998 A, 1.5% 6/1/18 (b)	1,920	1,913
Bonds (Waste Mgmt., Inc. Proj.) Series 2002 C, 3.25%, tender 6/3/24 (a)(b)	7,500	7,928
California Pub. Works Board Lease Rev.:
(California Cmnty. College Projs.) Series 1998 A, 5.25% 12/1/16	4,400	4,417
(California State Univ. Proj.) Series 2006 G:
5% 11/1/20	1,825	1,875
5% 11/1/21	2,020	2,076
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/29	7,000	8,347
(Dept. of Corrections & Rehab. Proj.):
Series 2006 F, 5% 11/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	2,061
Series 2011 C:
5% 10/1/27	9,530	11,269
5.25% 10/1/24	4,170	5,033
5.25% 10/1/25	2,875	3,451
5.75% 10/1/31	4,000	4,849
(Dept. of Corrections State Prison Proj.) Series A, 5% 12/1/19	2,710	2,994
(Office of Emergency Svcs. Proj.) Series 2007 A, 5% 3/1/20	3,335	3,474
(Porterville Developmental Ctr. Hsg. Expansion and Recreation Complex Proj.) Series 2009 C, 6.25% 4/1/34	5,900	6,819
(UC Irvine Med. Ctr. Replacement Hosp. Proj.) Series 2008 A, 5% 3/1/33 (Pre-Refunded to 3/1/18 @ 100)	1,625	1,766
(Univ. of California Research Proj.) Series 2006 E:
5% 10/1/23 (Pre-Refunded to 10/1/16 @ 100)	2,410	2,476
5.25% 10/1/21 (Pre-Refunded to 10/1/16 @ 100)	2,900	2,983
(Univ. Proj.) Series 2012 D:
5% 9/1/24	1,700	2,070
5% 9/1/24	1,865	2,271
(Various Cap. Projs.):
Series 2012 A:
5% 4/1/24	1,000	1,208
5% 4/1/25	5,300	6,387
Series 2012 G, 5% 11/1/25	2,500	3,014
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/22	3,000	3,603
5% 12/1/23	2,800	3,353
Series 2009 G1, 5.75% 10/1/30	1,800	2,076
Series 2009 I:
5.5% 11/1/23	1,535	1,770
6.125% 11/1/29	1,200	1,407
6.25% 11/1/21	2,000	2,366
6.375% 11/1/34	3,000	3,562
California State Univ. Rev. Series 2009 A:
5.75% 11/1/25	3,675	4,237
5.75% 11/1/28	6,525	7,516
6% 11/1/40	7,240	8,312
California Statewide Cmntys. Dev. Auth. Rev.:
(Adventist Health Sys. Proj.) Series 2007 B, 5% 3/1/37 (Assured Guaranty Corp. Insured)	5,030	5,337
(Cottage Health Sys. Obligated Group Proj.) Series 2010, 5.25% 11/1/30	3,000	3,419
(Enloe Health Sys. Proj.) Series 2008 B:
5% 8/15/16	125	128
5% 8/15/19 (Pre-Refunded to 8/15/18 @ 100)	50	55
5.75% 8/15/38 (Pre-Refunded to 8/15/18 @ 100)	3,000	3,377
6.25% 8/15/33 (Pre-Refunded to 8/15/18 @ 100)	2,500	2,844
(Kaiser Permanente Health Sys. Proj.):
Series 2001 C, 5.25% 8/1/31	3,215	3,273
Series 2007 A:
4.75% 4/1/33	2,000	2,078
5% 4/1/31	4,900	5,101
(St. Joseph Health Sys. Proj.) Series 2007 C, 5.75% 7/1/47 (FGIC Insured)	9,255	10,178
(Sutter Health Proj.) Series 2011 A, 6% 8/15/42	3,300	3,949
5.375% 6/1/26	2,520	2,962
6% 6/1/33	3,020	3,620
Carlsbad Unified School District Series 2009 B:
0% 5/1/16	1,365	1,364
0% 5/1/17	1,155	1,147
0% 5/1/18	1,335	1,312
0% 5/1/19	1,000	970
0% 5/1/34 (c)	5,300	5,310
Chino Basin Reg'l. Fing. Auth. Rev. (Inland Empire Util. Agcy. Proj.) Series 2008 A:
5% 11/1/24 (AMBAC Insured)	1,000	1,072
5% 11/1/25 (AMBAC Insured)	3,820	4,095
5% 11/1/33 (AMBAC Insured)	5,000	5,332
Chula Vista Ind. Dev. Rev. (San Diego Gas & Elec. Co. Proj.) Series B, 5.875% 2/15/34	5,000	5,764
Contra Costa Trans. Auth. Sales Tax Rev. Series 2012 B:
5% 3/1/23 (Pre-Refunded to 3/1/20 @ 100)	1,500	1,745
5% 3/1/24 (Pre-Refunded to 3/1/20 @ 100)	2,000	2,327
5% 3/1/25 (Pre-Refunded to 3/1/20 @ 100)	2,000	2,327
Corona-Norco Unified School District:
Series 2013 A:
5% 9/1/25	645	748
5% 9/1/28	1,250	1,418
5% 9/1/32	1,125	1,251
5% 9/1/35	585	641
Series A:
5% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	1,470	1,563
5% 8/1/25 (Pre-Refunded to 8/1/17 @ 100)	1,435	1,526
5% 8/1/26 (Pre-Refunded to 8/1/17 @ 100)	2,000	2,126
5% 8/1/27 (Pre-Refunded to 8/1/17 @ 100)	1,785	1,898
5% 8/1/31 (Pre-Refunded to 8/1/17 @ 100)	5,000	5,316
Ctr. Unified School District Series 1997 C:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,917
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,010	1,842
Cucamonga County Wtr. District 5% 9/1/36 (Pre-Refunded to 9/1/16 @ 100)	2,890	2,957
Cupertino California Union School District 5% 8/1/19	1,120	1,280
Davis Spl. Tax Rev. Series 2007:
5% 9/1/18 (AMBAC Insured)	835	877
5% 9/1/20 (AMBAC Insured)	925	968
5% 9/1/22 (AMBAC Insured)	1,020	1,064
Desert Sands Unified School District Series 2013 B:
5% 6/1/27	2,000	2,422
5% 6/1/28	2,000	2,403
5% 6/1/29	1,650	1,966
5% 6/1/30	2,500	2,955
5% 6/1/31	1,750	2,053
Desert Sands Union School District Ctfs. of Prtn.:
5.75% 3/1/24 (Pre-Refunded to 3/1/18 @ 100)	2,000	2,205
6% 3/1/20 (Pre-Refunded to 3/1/18 @ 100)	1,000	1,107
El Dorado County Gen. Oblig. 5% 9/1/23	1,360	1,621
Elk Grove Fin. Auth. Spl. Tax Rev. Series 2015:
5% 9/1/27	1,940	2,324
5% 9/1/28	4,125	4,900
5% 9/1/29	4,325	5,110
5% 9/1/30 (Build America Mutual Assurance Insured)	1,135	1,333
5% 9/1/31 (Build America Mutual Assurance Insured)	1,750	2,042
5% 9/1/32 (Build America Mutual Assurance Insured)	1,615	1,873
Elk Grove Unified School District Spl. Tax (Cmnty. Facilities District #1 Proj.) 6.5% 12/1/24 (AMBAC Insured)	4,025	4,718
Empire Union School District Spl. Tax (Cmnty. Facilities District No. 1987 Proj.) Series 2002 A:
0% 10/1/24 (AMBAC Insured)	1,665	1,260
0% 10/1/25 (AMBAC Insured)	1,665	1,202
Encinitas Union School District Series 1996, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	914
Escondido Union High School District:
Series 2008 A:
0% 8/1/33 (Assured Guaranty Corp. Insured)	5,655	3,028
0% 8/1/34 (Assured Guaranty Corp. Insured)	3,500	1,824
0% 11/1/16 (Escrowed to Maturity)	3,500	3,492
Fillmore Pub. Fing. Auth. Rev. (Wtr. Recycling Fing. Proj.) Series 2007, 5% 5/1/37 (CIFG North America Insured)	2,500	2,603
Folsom Cordova Unified School District School Facilities Impt. District #1 Series A, 0% 10/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	1,210
Foothill-De Anza Cmnty. College District:
Series 1999 A:
0% 8/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,365	5,210
0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,425	6,140
Series 1999 B, 0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,240
Gilroy School Facilities Fing. Series 2013 A, 5% 8/1/46	10,000	11,172
Glendora Unified School District Series 2005 A, 5.25% 8/1/26 (Pre-Refunded to 8/1/16 @ 100)	1,000	1,020
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 5% 6/1/30	6,000	7,093
Golden West Schools Fing. Auth. Rev. Series A, 0% 8/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,750	2,644
Irvine Reassessment District 12-1 Ltd. Oblig.:
4% 9/2/21	1,750	1,948
5% 9/2/23	1,000	1,171
5% 9/2/24	825	979
5% 9/2/25	500	579
5% 9/2/26	800	940
La Quinta Redev. Agcy.:
(La Quinta Redev. Proj. Areas No. 1 and 2) Series 2014 A:
5% 9/1/24	1,200	1,500
5% 9/1/25	1,700	2,103
5% 9/1/26	1,860	2,276
5% 9/1/27	1,725	2,094
5% 9/1/28	1,000	1,206
5% 9/1/29	1,250	1,494
Series 2013 A:
5% 9/1/24	3,830	4,484
5% 9/1/25	4,085	4,743
5% 9/1/26	4,105	4,754
Ladera Ranch Cmnty. Facilities District 2004-1 Series 2014 A:
5% 8/15/27	1,765	2,013
5% 8/15/28	1,960	2,224
5% 8/15/29	4,225	4,771
5% 8/15/30	4,555	5,119
Laguna Beach Unified School District Gen. Oblig. (Election of 2001 Proj.):
5% 8/1/21	405	477
5% 8/1/22	450	529
5% 8/1/23	485	570
5% 8/1/24	1,000	1,175
5% 8/1/26	1,370	1,609
5% 8/1/28	760	889
Lancaster Fing. Auth. Tax Allocation Rev. 5% 2/1/31 (AMBAC Insured)	3,420	3,482
Loma Linda Hosp. Rev. (Loma Linda Univ. Med. Ctr. Proj.) Series 2008 A, 8.25% 12/1/38 (Pre-Refunded to 12/1/17 @ 100)	4,400	4,979
Long Beach Bond Fin. Auth. Lease Series 2012 A:
5% 8/1/24	1,000	1,189
5% 8/1/25	1,000	1,188
5% 8/1/26	1,000	1,188
5% 8/1/27	1,000	1,184
5% 8/1/28	1,000	1,180
5% 8/1/29	1,000	1,178
5% 8/1/30	1,000	1,175
5% 8/1/31	1,000	1,172
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev. Series 2007 A, 5.25% 11/15/21	3,790	4,464
Long Beach Cmnty. College:
0% 6/1/28 (Escrowed to Maturity)	530	403
0% 6/1/28 (FSA Insured)	2,995	2,120
0% 6/1/31 (Escrowed to Maturity)	1,465	994
0% 6/1/31 (FSA Insured)	8,285	5,083
Long Beach Hbr. Rev. Series 2010 B, 5% 5/15/22	2,735	3,181
Long Beach Unified School District:
Series 2008 A, 5.25% 8/1/33	6,725	7,662
Series A, 5.75% 8/1/33	2,800	3,247
Los Angeles Cmnty. College District:
Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	10,025	11,791
Series 2009 A, 5.5% 8/1/29 (Pre-Refunded to 8/1/19 @ 100)	1,000	1,159
Series 2010 C, 5.25% 8/1/39	1,300	1,513
Series 2015 A, 5% 8/1/29	7,000	8,552
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/21 (AMBAC Insured)	2,805	2,814
Los Angeles County Ctfs. of Prtn.:
(Disney Concert Hall Parking Garage Proj.):
5% 9/1/22	2,000	2,437
5% 3/1/23	1,600	1,957
(Disney Parking Proj.):
0% 3/1/18	3,000	2,942
0% 3/1/19	3,200	3,090
0% 3/1/20	1,000	947
Los Angeles County Metropolitan Trans. Auth. Sales Tax Rev. Series 2013 A, 5% 7/1/21	6,200	7,501
Los Angeles County Reg'l. Fin. Auth. (MonteCedro, Inc. Proj.) Series 2014 A, 5% 11/15/44	2,250	2,570
Los Angeles Dept. Arpt. Rev.:
Series 2006 A:
5% 5/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	1,000	1,009
5% 5/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	3,990	4,026
5% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	1,410	1,423
Series 2015 A:
5% 5/15/24 (b)	795	975
5% 5/15/25 (b)	2,250	2,776
5% 5/15/26 (b)	1,705	2,083
5% 5/15/27 (b)	1,250	1,509
5% 5/15/28 (b)	1,250	1,491
5% 5/15/29 (b)	1,575	1,865
5% 5/15/30 (b)	1,400	1,649
Series 2015 D:
5% 5/15/28 (b)	1,950	2,325
5% 5/15/29 (b)	2,550	3,020
5% 5/15/30 (b)	2,000	2,356
5% 5/15/31 (b)	2,540	2,979
Los Angeles Dept. of Wtr. & Pwr. Elec. Plant Rev.:
4.75% 8/15/16 (Escrowed to Maturity)	1,395	1,399
4.75% 10/15/20 (Escrowed to Maturity)	150	150
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A:
5% 7/1/28	3,400	4,188
5% 7/1/30	19,905	24,176
Los Angeles Hbr. Dept. Rev. 7.6% 10/1/18 (Escrowed to Maturity)	4,365	4,808
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2008 A, 5% 9/1/22	5,500	6,088
Series 2012 C, 5% 3/1/26	3,000	3,585
Series 2014 A:
5% 5/1/24	325	400
5% 5/1/25	540	658
5% 5/1/29	500	598
5% 5/1/30	1,000	1,188
5% 5/1/31	1,555	1,833
Series 2014 B:
5% 5/1/24	200	246
5% 5/1/25	225	274
5% 5/1/29	500	598
5% 5/1/30	400	475
5% 5/1/31	400	471
Los Angeles Unified School District:
Series 2007 A1, 4.5% 1/1/28	6,900	7,232
Series 2011 A1, 5% 7/1/21	7,110	8,578
Los Angeles Wastewtr. Sys. Rev.:
Series 2009 A:
5.75% 6/1/34	4,455	5,130
5.75% 6/1/34 (Pre-Refunded to 6/1/19 @ 100)	5,545	6,444
Series 2012 B, 5% 6/1/28	4,800	5,772
M-S-R Pub. Pwr. Agcy. San Juan Proj. Rev. Series D, 6.75% 7/1/20 (Escrowed to Maturity)	1,020	1,156
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	3,425	3,813
Malibu Gen. Oblig. Ctfs. of Prtn. (City Hall Proj.) Series A:
5% 7/1/32	500	559
5% 7/1/39	4,095	4,537
Marina Coast Wtr. District Ctfs. Prtn. Series 2006, 5% 6/1/37 (Pre-Refunded to 6/1/16 @ 100)	3,500	3,540
Merced Union High School District Series A, 0% 8/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100	948
Modesto Elementary School District, Stanislaus County Series A:
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,820
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,175
Modesto Gen. Oblig. Ctfs. of Prtn.:
(Cmnty. Ctr. Refing. Proj.) Series A, 5% 11/1/23 (AMBAC Insured)	2,225	2,364
(Golf Course Refing. Proj.) Series B, 5% 11/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,440	1,530
Modesto Irrigation District Ctfs. of Prtn.:
(Cap. Impts. Proj.) Series 2004 B, 5.5% 7/1/35	3,800	4,159
(Geysers Geothermal Pwr. Proj.) Series 1986 A, 5% 10/1/17 (Escrowed to Maturity)	5,000	5,197
Monrovia Unified School District Series B, 0% 8/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	1,267
Montebello Unified School District Series 2001, 0% 6/1/26 (FSA Insured)	1,580	1,173
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. 5% 8/1/18 (AMBAC Insured)	3,580	3,783
Moreland School District Series 2003 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,485	1,035
Murrieta Pub. Fing. Auth. Spl. Tax Series 2012:
5% 9/1/23	1,650	1,925
5% 9/1/25	1,000	1,154
5% 9/1/26	1,155	1,325
Murrieta Valley Unified School District:
Series 2008, 0% 9/1/32 (FSA Insured)	5,000	2,731
Series 2015:
4% 9/1/24 (FSA Insured)	330	387
5% 9/1/24 (FSA Insured)	1,000	1,250
5% 9/1/25 (FSA Insured)	680	847
5% 9/1/25 (FSA Insured)	1,400	1,743
5% 9/1/26 (FSA Insured)	500	614
5% 9/1/26 (FSA Insured)	1,500	1,841
5% 9/1/27 (FSA Insured)	455	552
Natomas Unified School District Series 2007, 5.25% 8/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,150	5,462
New Haven Unified School District:
12% 8/1/16 (FSA Insured)	1,500	1,573
12% 8/1/17 (FSA Insured)	1,000	1,162
North City West School Facilities Fing. Auth. Spl. Tax:
Series 2005 B, 5.25% 9/1/23 (AMBAC Insured)	1,530	1,892
Series 2006 C:
5% 9/1/16 (AMBAC Insured)	1,000	1,022
5% 9/1/17 (AMBAC Insured)	2,735	2,906
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 1986 A, 7.5% 7/1/23 (Pre-Refunded to 7/1/21 @ 100)	3,850	4,799
Northern California Transmission Agcy. Rev.:
5% 5/1/36 (d)	2,390	2,842
5% 5/1/37 (d)	3,500	4,155
5% 5/1/38 (d)	1,500	1,779
5% 5/1/39 (d)	1,500	1,775
Norwalk-Mirada Unified School District Series 2009 D, 0% 8/1/33 (FSA Insured)	5,700	3,036
Oakland Gen. Oblig.:
Series 2009 B, 6.25% 1/15/39 (Pre-Refunded to 1/15/19 @ 100)	3,000	3,472
Series 2012, 5% 1/15/25	3,460	4,046
Series 2015 A:
5% 1/15/28	1,225	1,493
5% 1/15/29	1,650	1,993
5% 1/15/30	1,665	1,994
5% 1/15/31	1,520	1,810
Oakland Redev. Agcy. Sub Tax Allocation (Central District Redev. Proj.) Series 1993 A, 5% 9/1/21 (Escrowed to Maturity)	790	880
Oakland Unified School District Alameda County:
Series 2009 A:
6.5% 8/1/23	2,810	3,275
6.5% 8/1/24	1,220	1,416
Series 2013:
6.25% 8/1/30	1,500	1,785
6.625% 8/1/38	5,000	5,973
Series 2015 A:
5% 8/1/30	1,250	1,470
5% 8/1/30 (FSA Insured)	1,570	1,861
5% 8/1/40	3,500	3,939
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/22	2,935	3,527
5% 2/1/23	5,000	5,903
Oceanside Unified School District Series A, 0% 8/1/31 (Assured Guaranty Corp. Insured)	5,000	2,907
Palmdale Elementary School District Spl. Tax 5.8% 8/1/29 (FSA Insured)	4,735	4,754
Placer County Union High School District Series A:
0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,871
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	913
Port of Oakland Rev.:
Series 2007 A:
5% 11/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	2,885	2,971
5% 11/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	2,185	2,338
Series 2011 O, 5% 5/1/22 (b)	4,500	5,274
Series 2012 P:
5% 5/1/22 (b)	2,500	3,002
5% 5/1/24 (b)	2,820	3,317
Poway California Redev. Agcy. Successor Series A:
5% 6/15/27	2,385	2,944
5% 6/15/28	2,190	2,677
5% 12/15/28	2,200	2,690
5% 12/15/29	4,825	5,857
5% 12/15/30	3,500	4,296
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	12,800	7,290
Series 2011, 0% 8/1/46	10,150	2,806
Series B:
0% 8/1/33	4,840	2,636
0% 8/1/35	9,000	4,477
0% 8/1/37	6,325	2,855
0% 8/1/38	20,710	8,908
0% 8/1/40	11,665	4,511
0% 8/1/41	5,130	1,885
Poway Unified School District Pub. Fing.:
3.5% 9/1/31	780	786
5% 9/15/26	940	1,064
5% 9/1/33	1,750	1,964
5% 9/1/34	1,230	1,379
5% 9/1/35	1,585	1,774
5% 9/1/36	1,410	1,576
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/25 (FSA Insured)	1,740	2,135
5% 9/1/26 (FSA Insured)	1,350	1,637
5% 9/1/27 (FSA Insured)	1,700	2,048
5% 9/1/28 (FSA Insured)	1,700	2,034
5% 9/1/29 (FSA Insured)	1,850	2,194
Rancho Mirage Joint Powers Fing. Auth. Rev. (Eisenhower Med. Ctr. Proj.) Series A, 4.875% 7/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,450	3,529
Redwood City Elementary School District Series 1997, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,825	4,406
Riverside County Trans. Commission Toll Rev.:
Series 2013 A:
5.75% 6/1/44	2,500	2,873
5.75% 6/1/48	5,000	5,728
Series 2013 B:
0% 6/1/41	5,000	1,594
0% 6/1/42	6,000	1,824
0% 6/1/43	6,500	1,883
Riverside Swr. Rev. Series 2015 A:
5% 8/1/26	1,710	2,110
5% 8/1/27	1,725	2,114
5% 8/1/28	1,935	2,355
5% 8/1/29	2,330	2,814
Rocklin Unified School District Series 2002:
0% 8/1/23 (FGIC Insured)	2,610	2,260
0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,370	5,313
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,725	5,393
0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,365	4,104
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,500	4,738
Roseville City School District Series 2002 A:
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,745	1,316
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,940	1,341
Sacramento City Fing. Auth. Lease Rev. Series 1993 A, 5.4% 11/1/20 (AMBAC Insured)	1,705	1,887
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (FGIC Insured)	6,000	4,371
Sacramento Muni. Util. District Elec. Rev. Series 2012 Y, 5% 8/15/27	2,800	3,420
San Bernardino County Ctfs. of Prtn.:
(Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	3,000	3,364
(Cap. Facilities Proj.) Series B, 6.875% 8/1/24 (Escrowed to Maturity)	8,300	11,053
(Med. Ctr. Fing. Prog.) 5.5% 8/1/22	10,000	11,702
San Bernardino Unified School District Gen. Oblig. Series 2013 A:
5% 8/1/23 (FSA Insured)	1,100	1,356
5% 8/1/24 (FSA Insured)	1,250	1,522
5% 8/1/25 (FSA Insured)	2,000	2,411
5% 8/1/27 (FSA Insured)	2,000	2,375
San Diego Cmnty. College District Series 2007, 0% 8/1/17 (FSA Insured)	3,395	3,339
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	3,300	3,968
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2005, 5.25% 7/1/16 (Escrowed to Maturity) (b)	1,400	1,421
San Diego Pub. Facilities Fing. Auth. Lease Rev.:
(Cap. Impt. Proj.) Series 2012 A, 5% 4/15/23	1,710	2,043
Series 2015 A, 5% 10/15/44	4,005	4,673
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5.25% 5/15/39	1,500	1,683
San Diego Pub. Facilities Fing. Auth. Wtr. Rev. 2009 B, 5.75% 8/1/35	3,455	3,996
San Diego Unified School District:
(Convention Ctr. Proj.) Series 2012, 0% 7/1/45	4,770	1,484
Series 2008 C:
0% 7/1/37	1,300	584
0% 7/1/40	15,985	6,202
0% 7/1/46	13,505	4,027
0% 7/1/47	4,000	1,143
Series 2008 E, 0% 7/1/47 (c)	8,700	4,810
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
(SFO Fuel Co. Proj.) Series 1997 A:
5.125% 1/1/17 (AMBAC Insured) (b)	2,100	2,111
5.25% 1/1/18 (AMBAC Insured) (b)	4,515	4,536
Second Series 32F, 5.25% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	2,849
Series 2014 A:
5% 5/1/40 (b)	1,865	2,087
5% 5/1/44 (b)	8,390	9,352
5% 5/1/27	2,310	2,913
5% 5/1/28	2,280	2,854
5% 5/1/29	1,225	1,522
5% 5/1/30	330	407
5% 5/1/32	1,000	1,216
San Francisco City & County Redev. Fing. Auth. Tax Allocation Rev. (San Francisco Redev. Projs.) Series 2009 B:
6.125% 8/1/28	1,000	1,135
6.625% 8/1/39	1,000	1,157
San Francisco City & County Redev. Spl. Tax (Mission Bay South Pub. Impt. Proj.) Series 2013 A:
4% 8/1/17	885	921
5% 8/1/19	1,115	1,242
5% 8/1/21	800	933
5% 8/1/23	1,000	1,170
5% 8/1/24	750	872
San Jacinto Unified School District:
Series 2007, 5.25% 8/1/32 (Pre-Refunded to 8/1/17 @ 100)	3,080	3,285
Series 2014:
5% 8/1/25 (FSA Insured)	875	1,076
5% 8/1/26 (FSA Insured)	1,055	1,284
5% 8/1/27 (FSA Insured)	1,250	1,511
5% 8/1/28 (FSA Insured)	1,250	1,499
5% 8/1/29 (FSA Insured)	3,150	3,733
5% 8/1/30 (FSA Insured)	4,070	4,760
5% 8/1/31 (FSA Insured)	650	756
San Joaquin County Ctfs. of Prtn. (County Administration Bldg. Proj.):
5% 11/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,720	3,972
5% 11/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,645	3,891
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series 1993, 0% 1/1/27 (Escrowed to Maturity)	4,000	3,187
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/25	3,500	4,239
5% 6/1/26	3,000	3,602
5% 6/1/33	9,035	10,536
San Jose Int'l. Arpt. Rev.:
Series 2007 A:
5% 3/1/17 (AMBAC Insured) (b)	1,180	1,228
5% 3/1/24 (AMBAC Insured) (b)	9,690	10,089
5% 3/1/37 (AMBAC Insured) (b)	10,000	10,356
Series 2014 A:
5% 3/1/19 (b)	500	556
5% 3/1/20 (b)	3,500	3,991
5% 3/1/21 (b)	2,750	3,209
San Leandro Unified School District Series 2006 B, 6.25% 8/1/33 (Pre-Refunded to 8/1/18 @ 100)	2,800	3,180
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/27	1,650	2,037
5% 10/1/29	675	819
5% 10/1/30	2,000	2,414
5% 10/1/31	2,310	2,767
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38	5,000	5,626
Series 2010 B, 0% 8/1/47	9,000	2,362
San Mateo County Cmnty. College District Series A, 0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,948
San Mateo County Joint Powers Fing. Auth. (Cap. Projects) Series 2009 A, 5.25% 7/15/24	5,280	6,092
San Mateo Unified School District (Election of 2000 Proj.) Series B:
0% 9/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,724
0% 9/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,490	1,187
0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,149
San Mateo-Foster City School District:
5% 8/15/22	7,755	9,573
5% 8/1/23	8,100	10,133
San Pablo Calif Redev. Agcy. Series 2014 A:
5% 6/15/25 (FSA Insured)	825	1,009
5% 6/15/26 (FSA Insured)	860	1,039
5% 6/15/27 (FSA Insured)	1,770	2,120
5% 6/15/28 (FSA Insured)	1,865	2,215
5% 6/15/29 (FSA Insured)	1,780	2,095
5% 6/15/30 (FSA Insured)	1,150	1,347
5% 6/15/31 (FSA Insured)	1,000	1,166
Sanger Unified School District 5.6% 8/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,565	2,866
Santa Clara County Fing. Auth. Rev. (El Camino Hosp. Proj.):
Series 2007 B, 5.125% 2/1/41 (Pre-Refunded to 8/1/17 @ 100)	2,000	2,130
Series 2007 C, 5.75% 2/1/41 (Pre-Refunded to 8/1/17 @ 100)	8,000	8,590
Santa Clara Elec. Rev. Series 2011 A, 6% 7/1/31	3,000	3,682
Santa Rosa Wastewtr. Rev. Series 2002 B:
0% 9/1/20 (AMBAC Insured)	4,030	3,783
0% 9/1/22 (AMBAC Insured)	2,900	2,580
0% 9/1/25 (AMBAC Insured)	6,800	5,351
Shasta Union High School District:
Series 2002, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	721
Series 2003, 0% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,340	2,211
Sonoma County Jr. College District Rev. Series 2002, 5% 8/1/26 (FSA Insured)	2,680	2,689
South Orange County Pub. Fing. Auth. Spl. Tax Rev. Series 2014 A:
5% 8/15/23	1,000	1,146
5% 8/15/26	1,975	2,247
5% 8/15/27	700	794
5% 8/15/28	1,000	1,132
Southern California Pub. Pwr. Auth. Transmission Proj. Rev. (Southern Transmission Proj.) Series 2008 B, 6% 7/1/25 (Pre-Refunded to 7/1/18 @ 100)	5,450	6,127
Southwestern Cmnty. College District Gen. Oblig. Series 2000, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,495	1,768
Stockton Unified School District Gen. Oblig.:
Series 2012 A:
5% 8/1/24 (FSA Insured)	300	373
5% 8/1/25 (FSA Insured)	750	919
5% 8/1/27 (FSA Insured)	265	317
5% 8/1/28 (FSA Insured)	510	605
5% 8/1/38 (FSA Insured)	2,500	2,810
5% 8/1/42 (FSA Insured)	4,650	5,183
5% 7/1/23 (FSA Insured)	1,270	1,537
5% 7/1/24 (FSA Insured)	1,350	1,626
5% 7/1/25 (FSA Insured)	1,060	1,270
5% 7/1/26 (FSA Insured)	1,110	1,322
5% 7/1/27 (FSA Insured)	1,065	1,262
5% 1/1/29 (FSA Insured)	600	704
Successor Agcy. To The Redev. Agcy. of Pittsburg:
(Los Medanos Cmnty. Dev. Proj. Series 2016 A:
5% 9/1/24 (FSA Insured)	2,440	2,979
5% 9/1/25 (FSA Insured)	3,500	4,292
5% 9/1/26 (FSA Insured)	8,000	9,861
5% 9/1/27 (FSA Insured)	4,000	4,881
5% 9/1/28 (FSA Insured)	3,500	4,235
(Los Medanos Cmnty. Dev. Proj.) Series 2016 A, 5% 9/1/29 (FSA Insured)	2,000	2,400
Sweetwater Union High School District:
Series 2008 A, 5.625% 8/1/47 (FSA Insured)	16,900	18,107
5% 9/1/21	4,705	5,614
Torrance Gen. Oblig. Rev. (Torrance Memorial Med. Ctr. Proj.) Series A, 5% 9/1/40	5,660	6,167
Torrance Hosp. Rev. (Torrance Memorial Med. Ctr. Proj.) Series 2001 A:
5.5% 6/1/31	2,350	2,394
6% 6/1/22	1,100	1,118
Torrance Unified School District Series 2008 Z, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	5,000	5,881
Tracy Operating Partnership Joint Powers Auth. Rev. 6.375% 10/1/38 (Assured Guaranty Corp. Insured)	5,000	5,619
Tulare Swr. Rev. Series 2015:
5% 11/15/24 (FSA Insured)	820	1,033
5% 11/15/25 (FSA Insured)	800	1,015
5% 11/15/26 (FSA Insured)	965	1,210
5% 11/15/27 (FSA Insured)	1,500	1,861
5% 11/15/28 (FSA Insured)	1,165	1,431
Turlock Irrigation District Rev. Series 2011, 5.5% 1/1/41	10,000	11,558
Union Elementary School District Series A:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	973
0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,995	2,729
Univ. of California Regents Med. Ctr. Pool Rev.:
Series 2010 G:
4% 5/15/19	1,305	1,441
4% 5/15/20	615	693
5% 5/15/19	2,830	3,214
Series 2013 J, 5% 5/15/48	7,300	8,169
Univ. of California Revs.:
(Ltd. Proj.) Series 2007 D, 5% 5/15/25 (Pre-Refunded to 5/15/16 @ 101)	4,250	4,334
Series 2009 O, 5.75% 5/15/34 (Pre-Refunded to 5/15/19 @ 100)	9,900	11,469
Vacaville Unified School District Series 2014 C:
5% 8/1/23 (Build America Mutual Assurance Insured)	930	1,160
5% 8/1/24 (Build America Mutual Assurance Insured)	1,045	1,318
5% 8/1/25 (Build America Mutual Assurance Insured)	1,165	1,446
5% 8/1/26 (Build America Mutual Assurance Insured)	1,295	1,594
5% 8/1/30	6,710	8,060
Ventura County Cmnty. College District Series C, 5.5% 8/1/33 (Pre-Refunded to 8/1/18 @ 100)	7,700	8,596
Ventura County Pub. Fing. Auth. Series 2013 A:
5% 11/1/24	1,000	1,225
5% 11/1/25	1,000	1,222
5% 11/1/26	1,000	1,219
Vista Gen. Oblig. Ctfs. of Prtn. 5% 5/1/20 (Pre-Refunded to 5/1/17 @ 100)	2,120	2,225
Walnut Valley Unified School District Series D:
0% 8/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,875	1,744
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,715	1,562
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	719
Washington Township Health Care District Gen. Oblig. Series 2013 B:
5% 8/1/43	5,000	5,585
5.5% 8/1/38	1,500	1,766
5.5% 8/1/40	5,000	5,838
Washington Township Health Care District Rev.:
Series 2009 A:
6% 7/1/29	3,000	3,341
6.25% 7/1/39	7,015	7,826
Series 2010 A, 5.5% 7/1/38	3,100	3,304
Series A:
5% 7/1/23	1,460	1,527
5% 7/1/25	1,665	1,739
West Contra Costa Unified School District:
(Election of 2005 Proj.) Series B, 5.625% 8/1/35 (Berkshire Hathaway Assurance Corp. Insured)	1,500	1,664
Series 2012, 5% 8/1/32	8,265	9,583
Series 2014 A:
5% 8/1/23	365	453
5% 8/1/24	2,195	2,755
5% 8/1/25	2,555	3,181
5% 8/1/26	2,550	3,148
5% 8/1/27	1,150	1,407
5% 8/1/28	1,000	1,211
5% 8/1/29	1,675	2,009
Western Riverside County Trust & Wastewtr. Fin. Auth.:
5.5% 9/1/34 (Assured Guaranty Corp. Insured)	1,750	2,000
5.625% 9/1/39 (Assured Guaranty Corp. Insured)	2,250	2,566
Yuba City Unified School District Series A, 0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,090	1,897

TOTAL CALIFORNIA		1,892,946

Guam - 0.1%
Guam Ed. Fing. Foundation Ctfs. of Prtn. Series 2008, 5.875% 10/1/18	1,205	1,290
Virgin Islands - 0.2%
Virgin Islands Pub. Fin. Auth.:
Series 2009 A1, 5% 10/1/29	1,500	1,630
Series 2009 B, 5% 10/1/25	1,500	1,638

TOTAL VIRGIN ISLANDS		3,268

TOTAL MUNICIPAL BONDS
(Cost $1,717,408)		1,897,504
TOTAL INVESTMENT PORTFOLIO - 95.1%
(Cost $1,717,408)		1,897,504
NET OTHER ASSETS (LIABILITIES) - 4.9%		97,993
NET ASSETS - 100%		$1,995,497

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	43.8%
Escrowed/Pre-Refunded	11.1%
Special Tax	10.4%
Health Care	9.5%
Transportation	8.2%
Others* (Individually Less Than 5%)	17.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,717,408)		$1,897,504
Cash		91,610
Receivable for fund shares sold		2,379
Interest receivable		19,566
Prepaid expenses		3
Other receivables		3
Total assets		2,011,065
Liabilities
Payable for investments purchased on a delayed delivery basis	$10,592
Payable for fund shares redeemed	2,334
Distributions payable	1,786
Accrued management fee	601
Distribution and service plan fees payable	33
Other affiliated payables	156
Other payables and accrued expenses	66
Total liabilities		15,568
Net Assets		$1,995,497
Net Assets consist of:
Paid in capital		$1,830,947
Accumulated net investment loss		(43)
Accumulated undistributed net realized gain (loss) on investments		(15,503)
Net unrealized appreciation (depreciation) on investments		180,096
Net Assets		$1,995,497
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($48,448 ÷ 3,658.3 shares)		$13.24
Maximum offering price per share (100/96.00 of $13.24)		$13.79
Class T:
Net Asset Value and redemption price per share ($7,519 ÷ 566.2 shares)		$13.28
Maximum offering price per share (100/96.00 of $13.28)		$13.83
Class B:
Net Asset Value and offering price per share ($270 ÷ 20.4 shares)(a)		$13.23
Class C:
Net Asset Value and offering price per share ($26,176 ÷ 1,979.9 shares)(a)		$13.22
California Municipal Income:
Net Asset Value, offering price and redemption price per share ($1,866,066 ÷ 141,105.8 shares)		$13.22
Class I:
Net Asset Value, offering price and redemption price per share ($47,018 ÷ 3,547.7 shares)		$13.25

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended February 29, 2016
Investment Income
Interest		$72,726
Expenses
Management fee	$6,927
Transfer agent fees	1,451
Distribution and service plan fees	368
Accounting fees and expenses	351
Custodian fees and expenses	20
Independent trustees' compensation	8
Registration fees	82
Audit	57
Legal	9
Miscellaneous	32
Total expenses before reductions	9,305
Expense reductions	(28)	9,277
Net investment income (loss)		63,449
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,663
Total net realized gain (loss)		1,663
Change in net unrealized appreciation (depreciation) on investment securities		10,400
Net gain (loss)		12,063
Net increase (decrease) in net assets resulting from operations		$75,512

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$63,449	$61,767
Net realized gain (loss)	1,663	2,902
Change in net unrealized appreciation (depreciation)	10,400	73,010
Net increase (decrease) in net assets resulting from operations	75,512	137,679
Distributions to shareholders from net investment income	(63,365)	(63,616)
Distributions to shareholders from net realized gain	(148)	–
Total distributions	(63,513)	(63,616)
Share transactions - net increase (decrease)	57,633	124,704
Redemption fees	12	5
Total increase (decrease) in net assets	69,644	198,772
Net Assets
Beginning of period	1,925,853	1,727,081
End of period (including accumulated net investment loss of $43 and undistributed net investment income of $9, respectively)	$1,995,497	$1,925,853

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.16	$12.63	$13.02	$12.69	$11.64
Income from Investment Operations
Net investment income (loss)B	.390	.397	.437	.436	.464
Net realized and unrealized gain (loss)	.081	.544	(.396)	.324	1.049
Total from investment operations	.471	.941	.041	.760	1.513
Distributions from net investment income	(.390)	(.411)	(.431)	(.428)	(.463)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.391)	(.411)	(.431)	(.430)	(.463)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.24	$13.16	$12.63	$13.02	$12.69
Total ReturnD,E	3.66%	7.55%	.40%	6.08%	13.26%
Ratios to Average Net AssetsF
Expenses before reductions	.80%	.79%	.77%	.77%	.76%
Expenses net of fee waivers, if any	.80%	.79%	.77%	.77%	.76%
Expenses net of all reductions	.80%	.79%	.77%	.77%	.76%
Net investment income (loss)	2.99%	3.07%	3.47%	3.38%	3.82%
Supplemental Data
Net assets, end of period (in millions)	$48	$42	$34	$56	$53
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.20	$12.67	$13.05	$12.72	$11.67
Income from Investment Operations
Net investment income (loss)B	.399	.408	.442	.440	.463
Net realized and unrealized gain (loss)	.080	.543	(.385)	.323	1.049
Total from investment operations	.479	.951	.057	.763	1.512
Distributions from net investment income	(.398)	(.421)	(.437)	(.432)	(.462)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.399)	(.421)	(.437)	(.433)C	(.462)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$13.28	$13.20	$12.67	$13.05	$12.72
Total ReturnE,F	3.72%	7.61%	.53%	6.09%	13.21%
Ratios to Average Net AssetsG
Expenses before reductions	.74%	.72%	.71%	.75%	.78%
Expenses net of fee waivers, if any	.74%	.72%	.71%	.75%	.78%
Expenses net of all reductions	.74%	.72%	.71%	.74%	.78%
Net investment income (loss)	3.04%	3.14%	3.52%	3.41%	3.81%
Supplemental Data
Net assets, end of period (in millions)	$8	$7	$6	$6	$5
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.433 per share is comprised of distributions from net investment income of $.4316 and distributions from net realized gain of $.0016 per share.

 D Amount represents less than $.0005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$12.62	$13.01	$12.68	$11.63
Income from Investment Operations
Net investment income (loss)B	.314	.323	.360	.358	.388
Net realized and unrealized gain (loss)	.080	.543	(.394)	.325	1.051
Total from investment operations	.394	.866	(.034)	.683	1.439
Distributions from net investment income	(.313)	(.336)	(.356)	(.351)	(.389)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.314)	(.336)	(.356)	(.353)	(.389)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.23	$13.15	$12.62	$13.01	$12.68
Total ReturnD,E	3.05%	6.94%	(.20)%	5.45%	12.58%
Ratios to Average Net AssetsF
Expenses before reductions	1.38%	1.37%	1.37%	1.37%	1.38%
Expenses net of fee waivers, if any	1.38%	1.37%	1.37%	1.37%	1.38%
Expenses net of all reductions	1.38%	1.37%	1.37%	1.37%	1.38%
Net investment income (loss)	2.40%	2.49%	2.87%	2.78%	3.21%
Supplemental Data
Net assets, end of period (in millions)	$–	$1	$1	$1	$2
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.14	$12.61	$13.00	$12.67	$11.62
Income from Investment Operations
Net investment income (loss)B	.292	.300	.337	.337	.369
Net realized and unrealized gain (loss)	.080	.544	(.393)	.325	1.051
Total from investment operations	.372	.844	(.056)	.662	1.420
Distributions from net investment income	(.291)	(.314)	(.334)	(.330)	(.370)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.292)	(.314)	(.334)	(.332)	(.370)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.22	$13.14	$12.61	$13.00	$12.67
Total ReturnD,E	2.88%	6.76%	(.37)%	5.28%	12.42%
Ratios to Average Net AssetsF
Expenses before reductions	1.55%	1.54%	1.54%	1.54%	1.53%
Expenses net of fee waivers, if any	1.55%	1.54%	1.54%	1.54%	1.53%
Expenses net of all reductions	1.55%	1.54%	1.54%	1.53%	1.53%
Net investment income (loss)	2.24%	2.32%	2.70%	2.62%	3.05%
Supplemental Data
Net assets, end of period (in millions)	$26	$24	$24	$24	$23
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.15	$12.62	$13.00	$12.67	$11.63
Income from Investment Operations
Net investment income (loss)B	.434	.440	.473	.475	.499
Net realized and unrealized gain (loss)	.070	.543	(.384)	.325	1.040
Total from investment operations	.504	.983	.089	.800	1.539
Distributions from net investment income	(.433)	(.453)	(.469)	(.468)	(.499)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.434)	(.453)	(.469)	(.470)	(.499)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$13.22	$13.15	$12.62	$13.00	$12.67
Total ReturnD	3.93%	7.91%	.78%	6.41%	13.52%
Ratios to Average Net AssetsE
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.46%	.46%	.46%	.46%	.46%
Expenses net of all reductions	.46%	.46%	.46%	.46%	.46%
Net investment income (loss)	3.33%	3.40%	3.77%	3.69%	4.12%
Supplemental Data
Net assets, end of period (in millions)	$1,866	$1,813	$1,629	$1,855	$1,741
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity California Municipal Income Fund Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$12.64	$13.03	$12.70	$11.65
Income from Investment Operations
Net investment income (loss)B	.423	.429	.463	.465	.492
Net realized and unrealized gain (loss)	.080	.543	(.394)	.324	1.049
Total from investment operations	.503	.972	.069	.789	1.541
Distributions from net investment income	(.422)	(.442)	(.459)	(.458)	(.491)
Distributions from net realized gain	(.001)	–	–	(.002)	–
Total distributions	(.423)	(.442)	(.459)	(.459)C	(.491)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$13.25	$13.17	$12.64	$13.03	$12.70
Total ReturnE	3.91%	7.80%	.62%	6.31%	13.51%
Ratios to Average Net AssetsF
Expenses before reductions	.55%	.55%	.54%	.54%	.53%
Expenses net of fee waivers, if any	.55%	.55%	.54%	.54%	.53%
Expenses net of all reductions	.55%	.55%	.54%	.54%	.53%
Net investment income (loss)	3.23%	3.31%	3.69%	3.61%	4.05%
Supplemental Data
Net assets, end of period (in millions)	$47	$40	$33	$33	$33
Portfolio turnover rate	11%	10%	13%	9%	9%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.459 per share is comprised of distributions from net investment income of $.4578 and distributions from net realized gain of $.0016 per share.

 D Amount represents less than $.0005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity California Municipal Income Fund (the Fund) is a fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, California Municipal Income and Class I (formerly Institutional Class shares), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund may be affected by economic and political developments in the state of California.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to futures contracts and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$181,334
Gross unrealized depreciation	(66)
Net unrealized appreciation (depreciation) on securities	$181,268
Tax Cost	$1,716,236

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(14,237)
Net unrealized appreciation (depreciation) on securities and other investments	$181,268

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(12,357)
2018	(1,880)
Total capital loss carryforward	$(14,237)

At period end, the Fund was required to defer approximately $1,266 of losses on futures contracts.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28 2015
Tax-exempt Income	$63,365	$63,616
Ordinary Income	148	–
Total	$63,513	$ 63,616

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 0.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short sales and short-term securities, aggregated $292,601 and $197,171, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$109	$7
Class T	-%	.25%	17	–
Class B	.65%	.25%	4	3
Class C	.75%	.25%	238	34
			$368	$44

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5
Class T	2
Class C*	4
$11

*When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$69.16
Class T	7.10
Class B	-*	.09
Class C	38.16
California Municipal Income	1,265.07
Class I	72.16
	$1,451

* In the amount of less than five hundred dollars.

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and servicing agent for the Fund. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $20. In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Class A	$1,305	$1,157
Class T	209	206
Class B	10	18
Class C	531	544
California Municipal Income	59,893	60,514
Class I	1,417	1,177
Total	$63,365	$63,616
From net realized gain
Class A	$3	$–
Class T	1	–
Class C	2	–
California Municipal Income	138	–
Class I	4	–
Total	$148	$–

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	940	1,084	$12,339	$14,095
Reinvestment of distributions	84	71	1,095	919
Shares redeemed	(566)	(673)	(7,404)	(8,683)
Net increase (decrease)	458	482	$6,030	$6,331
Class T
Shares sold	96	65	$1,252	$834
Reinvestment of distributions	13	12	173	159
Shares redeemed	(41)	(58)	(534)	(746)
Net increase (decrease)	68	19	$891	$247
Class B
Shares sold	–(a)	–(a)	$–(b)	$3
Reinvestment of distributions	1	1	7	11
Shares redeemed	(30)	(17)	(386)	(212)
Net increase (decrease)	(29)	(16)	$(379)	$(198)
Class C
Shares sold	428	361	$5,584	$4,694
Reinvestment of distributions	31	30	408	392
Shares redeemed	(282)	(479)	(3,665)	(6,148)
Net increase (decrease)	177	(88)	$2,327	$(1,062)
California Municipal Income
Shares sold	22,729	23,587	$296,647	$305,242
Reinvestment of distributions	2,870	2,902	37,449	37,591
Shares redeemed	(22,432)	(17,675)	(292,435)	(228,780)
Net increase (decrease)	3,167	8,814	$41,661	$114,053
Class I
Shares sold	1,858	1,164	$24,309	$15,138
Reinvestment of distributions	74	63	971	817
Shares redeemed	(1,385)	(821)	(18,177)	(10,622)
Net increase (decrease)	547	406	$7,103	$5,333

 (a) In the amount of less than five hundred shares.

 (b) In the amount of less than five hundred dollars.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity California Municipal Income Fund (a fund of Fidelity California Municipal Trust) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity California Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 11, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler and Geoffrey A. von Kuhn, each of the Trustees oversees 239 funds. Ms. Acton and Mr. Engler each oversees 234 funds. Mr. von Kuhn oversees 163 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Class A	.80%
Actual		$1,000.00	$1,035.20	$4.05
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class T	.75%
Actual		$1,000.00	$1,035.40	$3.80
Hypothetical-C		$1,000.00	$1,021.13	$3.77
Class B	1.40%
Actual		$1,000.00	$1,032.20	$7.07
Hypothetical-C		$1,000.00	$1,017.90	$7.02
Class C	1.55%
Actual		$1,000.00	$1,031.40	$7.83
Hypothetical-C		$1,000.00	$1,017.16	$7.77
California Municipal Income	.46%
Actual		$1,000.00	$1,037.00	$2.33
Hypothetical-C		$1,000.00	$1,022.58	$2.31
Class I	.56%
Actual		$1,000.00	$1,036.50	$2.84
Hypothetical-C		$1,000.00	$1,022.08	$2.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2016, 100% of the fund's income dividends was free from federal income tax, and 5.05% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity California Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class B, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of higher 12b-1 fees compared to most competitor funds with Class C. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class C was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	1,109,655,647.08	96.342
Withheld	42,139,659.30	3.658
TOTAL	1,151,795,306.38	100.000
John Engler
Affirmative	1,108,345,141.91	96.228
Withheld	43,450,164.47	3.772
TOTAL	1,151,795,306.38	100.000
Albert R. Gamper, Jr.
Affirmative	1,107,147,730.24	96.124
Withheld	44,647,576.14	3.876
TOTAL	1,151,795,306.38	100.000
Robert F. Gartland
Affirmative	1,109,398,746.17	96.320
Withheld	42,396,560.21	3.680
TOTAL	1,151,795,306.38	100.000
Abigail P. Johnson
Affirmative	1,107,952,258.73	96.194
Withheld	43,843,047.65	3.806
TOTAL	1,151,795,306.38	100.000
Arthur E. Johnson
Affirmative	1,108,233,867.16	96.218
Withheld	43,561,439.22	3.782
TOTAL	1,151,795,306.38	100.000
Michael E. Kenneally
Affirmative	1,108,319,323.07	96.226
Withheld	43,475,983.31	3.774
TOTAL	1,151,795,306.38	100.000
James H. Keyes
Affirmative	1,106,387,796.89	96.058
Withheld	45,407,509.49	3.942
TOTAL	1,151,795,306.38	100.000
Marie L. Knowles
Affirmative	1,108,111,544.00	96.208
Withheld	43,683,762.38	3.792
TOTAL	1,151,795,306.38	100.000
Geoffrey A. von Kuhn
Affirmative	1,106,922,424.62	96.105
Withheld	44,872,881.76	3.895
TOTAL	1,151,795,306.38	100.000
Proposal 1 reflects trust wide proposal and voting results.

ASCM-ANN-0416
1.783813.113

Item 2.

Code of Ethics

As of the end of the period, February 29, 2016, Fidelity California Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity California Municipal Income Fund and Fidelity California Limited Term Tax-Free Bond Fund (the “Funds”):

Services Billed by PwC

February 29, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Municipal Income Fund	$53,000	$-	$2,400	$2,400
Fidelity California Limited Term Tax-Free Bond Fund	$58,000	$-	$2,400	$2,100

February 28, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Municipal Income Fund	$49,000	$-	$2,400	$2,400
Fidelity California Limited Term Tax-Free Bond Fund	$53,000	$-	$2,400	$2,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	February 29, 2016A	February 28, 2015A
Audit-Related Fees	$5,695,000	$5,900,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 29, 2016 A	February 28, 2015 A
PwC	$6,100,000	$8,110,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity California Municipal Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	April 26, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 26, 2016